UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7123

Dreyfus Advantage Funds, Inc.
(formerly, Dreyfus Growth & Value Funds, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	02/28/2006

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE

David Daglio, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced a total return of 2.64% .1 In comparison, the fund’s benchmark, the Russell 2000 Value Index, produced a total return of 8.80% for the same period.2

A strong U.S. economy, improving corporate earnings and lower energy prices helped small-cap stocks produce generally attractive results during the reporting period. Continuing the trend of the past several years, small-cap stocks produced higher returns than their large-cap counterparts. However, the fund’s return fell short of its benchmark. Disappointments in the consumer discretionary, financials and information technology areas overshadowed better relative performance among the fund’s industrials, energy and health care holdings.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue this goal,the fund normally invests at least 80% of its assets in small-company stocks of companies with market capitalizations between $100 million and $2 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have larger market capitalizations at any given time.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs).

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. When selecting stocks, we emphasize three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or the overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near- to midterm.

What other factors influenced the fund’s performance?

Corporate profit growth remained strong in a growing U.S. economy during much of the reporting period, which helped encourage greater capital spending among businesses. Oil prices, which were at an all-time high when the reporting period began in the aftermath of Hurricane Katrina, moderated during the fourth quarter of 2005, helping to boost investor confidence. Natural gas prices fell even more sharply due to unseasonably warm winter weather throughout the United States.The U.S. economy also was bolstered by an improving labor market and strong consumer spending.As a result, investors continued to favor smaller companies, helping small-cap stocks continue to post greater gains than most large-cap companies.

While the fund participated in the market’s strength to a significant degree, its return lagged that of the Russell 2000 Value Index, largely due to disappointments in three areas. First, in the consumer discretionary sector, shares of several restaurants undergoing restructuring efforts failed to keep pace with market averages, and the fund’s holdings in the radio industry were hurt by weak advertising sales. Second, in the financials area, the fund’s results were undermined by its reinsurance holdings, which suffered greater-than-expected losses stemming from the Gulf Coast hurricanes.Third, while the fund’s semiconductor and semiconductor capital equipment stocks posted strong gains during the reporting period, it was not enough to offset relative weakness in other parts of the information technology sector.

On a more positive note, the fund enjoyed solid returns from several industry groups. In the industrials sector, stocks representing a variety of industries fared well in the growing global economy, including air-freight and logistics companies, construction and engineering firms and major airlines. The fund’s energy stocks also posted strong gains,

4

most notably service companies that benefited from rising oil and gas exploration activity among their customers, the major integrated energy producers. Finally, a number of health care stocks helped boost performance, primarily for company-specific reasons.

What is the fund’s current strategy?

While we have remained cautious with regard to the more consumer-oriented market sectors because of the possibility that consumer spending may wane as housing markets moderate, we have been adding selectively to restaurant holdings where we believe business fundamentals remain strong and stock prices are attractively valued.We also have added to several of the fund’s energy service holdings after a recent pullback in their stock prices. We have continued to favor R&D-driven stocks within the health care sector, particularly bio-technology, pharmaceutical and medical technology companies.

Conversely, we have reduced the fund’s positions in airfreight and trucking companies after their shares reached our price targets. Similarly, we recently repositioned the fund’s information technology holdings by trimming its positions in better-performing semiconductor stocks and redeployed those assets to technology service companies that employ radio frequency identification (RFID) technology, which uses small, embedded computer chips to help businesses track their inventories.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Company Value Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 5.93
Ending value (after expenses)	$1,026.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 5.91
Ending value (after expenses)	$1,018.94

  Expenses are equal to the fund’s annualized expense ratio of 1.18%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Common Stocks—97.4%	Shares	Value ($)

Basic Industries—10.4%
Applied Micro Circuits	719,300 [a,b]	2,596,673
Calgon Carbon	287,100 [b]	2,233,638
Chemtura	377,120	4,178,490
Ferro	110,600	2,220,848
Gibraltar Industries	40,010	1,020,655
GrafTech International	282,000 [a]	1,438,200
PolyOne	281,900 [a,b]	2,460,987
Smurfit-Stone Container	64,000 [a]	839,680
		16,989,171
Business Services—1.2%
Gevity HR	75,400	1,898,572
Capital Goods—9.8%
Apogee Enterprises	212,470	3,673,606
Navistar International	73,300 [a]	2,151,355
Paxar	105,100 [a]	2,015,818
RF Micro Devices	336,700 [a]	2,265,991
Varian	61,800 [a]	2,465,820
Wabash National	170,100	3,396,897
		15,969,487
Consumer Durables—4.2%
Fleetwood Enterprises	354,400 [a,b]	4,004,720
Interface, Cl. A	164,310 [a]	1,820,555
Knoll	41,100 [b]	818,301
WCI Communities	11,500 [a,b]	290,260
		6,933,836
Consumer Non-Durables—.9%
Del Monte Foods	142,900	1,554,752
Consumer Services—13.4%
CBRL Group	63,500	2,821,305
Eddie Bauer Holdings	93,300 [a]	1,399,500
Emmis Communications, Cl. A	36,090 [a]	590,793
Hudson Highland Group	159,890 [a]	2,652,575
Jack in the Box	67,500 [a]	2,700,000
Marvel Entertainment	322,200 [a,b]	5,967,144
New York & Company	96,100 [a]	1,621,207
Ruby Tuesday	41,700	1,190,535

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Salem Communications, Cl. A	73,300 [a]	1,024,734
Tetra Tech	107,600 [a]	1,916,356
		21,884,149
Electronics-Semiconductors/Components—1.6%
Lattice Semiconductor	171,900 [a]	782,145
Photon Dynamics	88,900 [a]	1,883,791
		2,665,936
Energy—3.0%
Maverick Tube	21,300 [a,b]	991,089
Riata Energy	42,000 [a,c]	640,500
Spansion, Cl. A	109,200 [a]	1,594,320
UIL Holdings	21,500	1,101,875
Western Refining	38,460 [a]	624,591
		4,952,375
Financial Services—9.0%
EuroBancshares	18,830 [a]	235,563
IPC Holdings	91,300	2,398,451
Montpelier Re Holdings	48,950 [b]	843,898
National Financial Partners	15,280	899,228
PartnerRe	33,100	2,006,191
Phoenix Cos.	86,800 [b]	1,245,580
Platinum Underwriters Holdings	143,700	4,400,094
Quanta Capital Holdings	379,500 [a]	1,764,675
USI Holdings	58,300 [a]	836,022
		14,629,702
Food & Household Products—2.6%
Cosi	332,900 [a]	3,099,299
Diamond Foods	52,658	1,084,755
		4,184,054
Health Care—12.0%
Cooper Cos.	19,600	1,028,412
Emdeon	182,900 [a]	1,927,766
Gentiva Health Services	157,400 [a]	2,622,284
Kindred Healthcare	23,000 [a,b]	497,260
Metrologic Instruments	39,500 [a]	885,195
Odyssey HealthCare	39,900 [a]	750,918

8

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Par Pharmaceutical Cos.	143,180 [a,b]	4,258,173
Quidel	281,070 [a]	3,159,227
Regeneration Technologies	386,700 [a]	2,842,245
Savient Pharmaceuticals	329,296 [a]	1,702,461
		19,673,941
Technology—18.5%
Atheros Communications	70,100 [a]	1,442,658
Borland Software	298,200 [a]	1,583,442
Cypress Semiconductor	237,700 [a,b]	4,221,552
Diebold	55,360 [b]	2,214,400
Ipass	293,385 [a]	2,165,181
Mattson Technology	148,000 [a]	1,787,840
Mobility Electronics	404,810 [a,b]	3,817,358
MSC.Software	115,060 [a,b]	2,094,092
Radisys	51,600 [a]	941,184
SafeNet	97,500 [a,b]	2,429,700
Sapient	311,400 [a,b]	2,335,500
Take-Two Interactive Software	156,950 [a,b]	2,445,281
Teradyne	160,600 [a,b]	2,696,474
		30,174,662
Telecommunications—2.6%
Intermec	61,400 [a]	1,883,752
NTELOS Holdings	197,000 [a,b]	2,324,600
		4,208,352
Transportation—4.7%
Airtran Holdings	137,300 [a,b]	2,441,194
EGL	80,300 [a]	3,248,135
Swift Transportation	86,100 [a,b]	2,052,624
		7,741,953
Utilities—3.5%
Peoples Energy	31,190	1,144,985
Reliant Energy	4,100 [a,b]	41,656
Ubiquitel	460,800 [a]	4,502,015
		5,688,656
Total Common Stocks
(cost $151,119,974)		159,149,598

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Short-Term Investments—1.9%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.20%, 3/2/2006	92,000	91,989
4.28%, 3/9/2006	1,178,000	1,176,881
4.33%, 3/16/2006	1,767,000	1,763,802
Total Short-Term Investments
(cost $3,032,677)		3,032,672

Investment of Cash Collateral
for Securities Loaned—12.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,972,344)	20,972,344 [d]	20,972,344

Total Investments (cost $175,124,995)	112.1%	183,154,614
Liabilities, Less Cash and Receivables	(12.1%)	(19,772,006)
Net Assets	100.0%	163,382,608

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $19,524,587 and the total market value of the collateral held by the fund is $20,972,344.
[c] Security exempt from registration under rule 144A of the Securities Act of 1933.This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, this security amounted to $640,500 or .4% of net assets.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

Value (%)			Value (%)

Technology	18.5	Financial Services	9.0
Short-Term/Money Market Investments	14.7	Transportation	4.7
Consumer Services	13.4	Consumer Durables	4.2
Health Care	12.0	Utilities	3.5
Basic Industries	10.4	Other	11.9
Capital Goods	9.8		112.1

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $19,524,587)—Note 1(b):
Unaffiliated issuers	154,152,651	162,182,270
Affiliated issuers	20,972,344	20,972,344
Cash		8,438
Receivable for investment securities sold		1,806,127
Dividends and interest receivable		71,373
Receivable for shares of Common Stock subscribed		14,897
Prepaid expenses		16,760
		185,072,209

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		148,737
Liability for securities on loan—Note 1(b)		20,972,344
Payable for investment securities purchased		459,386
Payable for shares of Common Stock redeemed		56,543
Accrued expenses		52,591
		21,689,601

Net Assets ($)		163,382,608

Composition of Net Assets ($):
Paid-in capital		148,785,109
Accumulated investment (loss)—net		(430,214)
Accumulated net realized gain (loss) on investments		6,998,094
Accumulated net unrealized appreciation
(depreciation) on investments		8,029,619

Net Assets ($)		163,382,608

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		6,377,856
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		25.62

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $4,006 foreign taxes withheld at source)	445,387
Interest	58,627
Income from securities lending	56,981
Total Income	560,995
Expenses:
Management fee—Note 3(a)	629,410
Shareholder servicing costs—Note 3(b)	290,658
Professional fees	24,411
Custodian fees—Note 3(b)	22,698
Prospectus and shareholders’ reports	10,999
Registration fees	7,501
Interest expense—Note 2	2,334
Directors’ fees and expenses—Note 3(c)	1,297
Loan commitment fees—Note 2	31
Miscellaneous	1,870
Total Expenses	991,209
Investment (Loss)—Net	(430,214)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,742,471
Net unrealized appreciation (depreciation) on investments	(15,268,188)
Net Realized and Unrealized Gain (Loss) on Investments	4,474,283
Net Increase in Net Assets Resulting from Operations	4,044,069

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment (loss)—net	(430,214)	(1,249,228)
Net realized gain (loss) on investments	19,742,471	34,623,698
Net unrealized appreciation
(depreciation) on investments	(15,268,188)	18,819,662
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,044,069	52,194,132

Dividends to Shareholders from ($):
Net realized gain on investments	(14,895,629)	—

Capital Stock Transactions ($):
Net proceeds from shares sold	6,530,577	14,929,661
Dividends reinvested	14,435,657	—
Cost of shares redeemed	(30,160,779)	(54,862,393)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(9,194,545)	(39,932,732)
Total Increase (Decrease) in Net Assets	(20,046,105)	12,261,400

Net Assets ($):
Beginning of Period	183,428,713	171,167,313
End of Period	163,382,608	183,428,713
Undistributed investment (loss)—net	(430,214)	—

Capital Share Transactions (Shares):
Shares sold	247,619	626,553
Shares issued for dividends reinvested	568,109	—
Shares redeemed	(1,154,920)	(2,290,652)
Net Increase (Decrease) in Shares Outstanding	(339,192)	(1,664,099)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

					Ten Months
Six Months Ended						Ended	Year Ended
February 28, 2006			Year Ended August 31,			August 31,	October 31,

	(Unaudited)	2005	2004	2003	2002	2001[a]	2000

Per Share Data ($):
Net asset value,
beginning of period	27.31	20.42	18.69	12.29	25.86	24.03	20.72
Investment Operations:
Investment (loss)—net[b]	(.07)	(.17)	(.18)	(.10)	(.15)	(.13)	(.13)
Net realized and
unrealized gain
(loss) on investments	.77	7.06	1.91	6.50	(6.36)	3.57	4.85
Total from
Investment Operations	.70	6.89	1.73	6.40	(6.51)	3.44	4.72
Distributions:
Dividends from net
realized gain
on investments	(2.39)	—	—	—	(7.06)	(1.61)	(1.41)
Net asset value,
end of period	25.62	27.31	20.42	18.69	12.29	25.86	24.03

Total Return (%)	2.64[c]	33.74	9.26	52.08	(35.65)	16.23[c]	23.78

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.59[c]	1.18	1.22	1.29	1.21	.93[c]	1.20
Ratio of net investment
(loss) to average
net assets	(.25)[c]	(.70)	(.83)	(.79)	(.79)	(.50)[c] (.57)
Portfolio Turnover Rate	89.95[c]	107.07	113.42	128.80	126.43	129.27[c]	169.12

Net Assets, end of period
($ x 1,000)	163,383 183,429 171,167			209,765 170,376 368,354			303,336

[a]	The fund changed its fiscal year end from October 31 to August 31.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Company Value Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Fund,Inc.”to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash

16

balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2006 was approximately $103,000, with a related weighted average annualized interest rate of 4.57% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, the fund was charged $209,803 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid-

18

ing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $40,569 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $22,698 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $95,366, shareholder services plan fees $31,659, custodian fees $7,207, chief compliance officer fees $1,592 and transfer agency per account fees $12,913.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $150,708,800 and $172,904,318, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $8,029,619, consisting of $14,517,456 gross unrealized appreciation and $6,487,837 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 19

NOTES

For More	Information

Dreyfus	Transfer Agent &
Small Company Value Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Technology Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Technology Growth Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks.As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform
relative to its benchmarks?

For the six-month period ended February 28, 2006, the fund produced total returns of 11.52% for its Class A shares, 10.82% for its Class B shares, 10.90% for its Class C shares, 11.67% for its Class R shares and 11.24% for its Class T shares.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 7.05% and 5.92%, respectively, over the same period.2,3

Improving business fundamentals enabled technology stocks to post higher returns than most other market sectors for the reporting period. The fund also outperformed the MS High Tech 35 Index, largely due to the success of our security selection strategy among computer hardware, packaged software, information technology services and telecommunications equipment companies.

What is the fund’s investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors.We seek to emphasize the most attractive sectors and de-emphasize the less appealing sectors.Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, internet, semi-conductor, electronics, communications, health care, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

Typically, we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong market shares.We conduct extensive fundamental research to understand these companies’ competitive advantages and to evaluate their ability to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund’s performance?

Despite the potentially eroding effects of rising interest rates, high energy prices and the Gulf Coast hurricanes, the U.S. economy continued to grow at a relatively steady pace during the reporting period. As a result, business fundamentals appeared to improve for many technology companies, helping to drive stock prices higher.

Consumer-oriented technology companies fared well when new technological trends boosted spending on products such as cellular telephone handsets, portable music players and Bluetooth-enabled electronics.The fund scored particular success relative to the MS High Tech 35 Index with Apple Computer, which continued to benefit from strong sales of its iPod music and video player. Longstanding holding Corning continued to advance on the strength of its leadership position in the manufacture of glass screens for flat-panel televisions. And global positioning systems maker Garmin successfully introduced a new generation of mobile navigation units.

Among software producers, the fund’s position in Adobe Systems gained value when the company launched new products that help businesses manage electronic documents more effectively. At the same time, the fund avoided pockets of weakness in the sector through relatively light exposure to laggards, such as security software maker Symantec, which encountered pricing and competitive pressures.

The fund continued to receive strong contributions to performance from companies that we believe are participating in certain investment themes. Infosys Technologies, Cognizant Technology Solutions and Satyam Computer Services continued to benefit from the outsourcing of some business activities to overseas markets, especially India. In addition, the fund’s position in Marvell Technology Group enabled it to participate in a rally among semiconductor stocks when customer demand began to improve.

4

Successes in these areas were partially offset by disappointments in others.Among software companies, Check Point Software Technologies posted anemic growth in the maturing computer security market. An underweighted position in Internet search giant Google prevented the fund from participating fully in the stock’s gains. Finally, after contributing strongly to performance over the past several years, the fund’s holdings of biotechnology and medical devices companies did not keep pace with technology market averages during the reporting period.

What is the fund’s current strategy?

We currently are more optimistic than we have been in some time regarding the business prospects for technology companies. In our view, the positive influences of some new technological trends are just beginning to be felt. However, improved outlooks for individual technology companies tend to be reflected quickly in their stock prices, requiring successful investors to be early in identifying new trends. Therefore, we have continued to emphasize industry leaders that we believe will flourish over the long term, which we complement with shorter-term investments that we regard as poised for above-average gains. Investors should remember, however, that the technology sector can be volatile, and is an appropriate investment only for those willing to accept the risks associated with such companies.

March 15, 2006

The technology sector has been among the most volatile sectors of the stock market.
Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses. An investment in the fund should be considered only as a supplement to a complete investment program.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Technology Growth Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.66	$ 12.91	$ 12.39	$ 4.30	$ 9.48
Ending value (after expenses)	$1,115.20	$1,108.20	$1,109.00	$1,116.70	$1,112.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.36	$ 12.33	$ 11.83	$ 4.11	$ 9.05
Ending value (after expenses)	$1,018.50	$1,012.55	$1,013.04	$1,020.73	$1,015.82

  Expenses are equal to the fund’s annualized expense ratio of 1.27% for Class A, 2.47% for Class B, 2.37% for Class C, .82% for Class R and 1.81% from Class T Shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Common Stocks—98.7%	Shares	Value ($)

Basic Industries—.4%
Bluestream Ventures, LP	4,381,000 [a,e]	2,538,947
Ingenex	7,900 [a,e]	0
		2,538,947
Capital Goods—5.4%
Avid Technology	45,900 [a]	2,149,956
Corning	1,063,900 [a]	25,969,799
Seagate Technology	199,300	5,295,401
		33,415,156
Computers—8.6%
Apple Computer	289,500 [a]	19,842,330
Dell	297,700 [a]	8,633,300
Hewlett-Packard	341,900	11,217,739
Network Appliance	405,900 [a]	13,459,644
		53,153,013
Electrical & Electronics—9.5%
EMC/Massachusetts	1,072,800 [a]	15,040,656
Garmin	223,200 [b]	15,360,624
Samsung Electronics, GDR	17,200 [c]	6,084,500
Sirf Technology Holdings	106,400 [a]	3,982,552
Taiwan Semiconductor Manufacturing	9,733,255	18,138,396
		58,606,728
Health Care—7.0%
Amgen	172,900 [a]	13,052,221
Genentech	144,300 [a]	12,365,067
Teva Pharmaceutical Industries, ADR	425,500	17,866,745
		43,284,033

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Internet—7.3%
Akamai Technologies	354,600 [a]	9,396,900
eBay	113,100 [a]	4,530,786
Google, Cl. A	34,100 [a]	12,365,342
Yahoo!	578,800 [a]	18,556,328
		44,849,356
Semiconductors—7.6%
Applied Materials	386,500	7,088,410
Intel	223,100	4,595,860
Linear Technology	250,600	9,237,116
MEMC Electronic Materials	73,400 [a]	2,458,166
National Semiconductor	398,900	11,189,145
Xilinx	444,400	12,123,232
		46,691,929
Software—18.5%
Adobe Systems	493,800	19,070,556
Automatic Data Processing	357,000	16,489,830
Cisco Systems	712,000 [a]	14,410,880
Citrix Systems	131,200 [a]	4,245,632
Electronic Arts	240,900 [a]	12,519,573
Infosys Technologies, ADR	193,700	13,713,960
Microsoft	563,800	15,166,220
SAP, ADR	275,400	14,072,940
Satyam Computer Services, ADR	97,100	3,995,665
		113,685,256
Technology—20.6%
Accenture, Cl. A	620,600	20,268,796
Advanced Micro Devices	307,500 [a]	11,891,025

8

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Broadcom, Cl. A	551,550 [a]	24,869,390
Checkfree	276,900 [a]	13,695,474
Cognizant Technology Solutions, Cl. A	341,900 [a]	19,696,859
Kla-Tencor	173,700	9,072,351
Marvell Technology Group	281,200 [a,b]	17,215,064
Texas Instruments	277,400	8,280,390
Trimble Navigation	47,500 [a]	1,943,225
		126,932,574
Telecommunications—13.8%
Amdocs	470,800 [a]	15,592,896
Comverse Technology	689,300 [a]	19,824,268
Juniper Networks	610,700 [a]	11,230,773
Motorola	920,800	19,705,120
Qualcomm	398,700	18,822,627
		85,175,684
Total Common Stocks
(cost $493,917,727)		608,332,676

	Principal
Short-Term Investments—.6%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.21%, 3/2/2006	70,000	69,992
4.28%, 3/9/2006	484,000	483,540
4.28%, 3/16/2006	200,000	199,638
4.12%, 3/30/2006	2,712,000	2,702,589
Total Short-Term Investments
(cost $3,456,174)		3,455,759

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—2.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $16,089,600)	16,089,600 [d]	16,089,600

Total Investments (cost $513,463,501)	101.9%	627,878,035

Liabilities, Less Cash and Receivables	(1.9%)	(11,722,006)

Net Assets	100.0%	616,156,029

ADR—American Depository Receipts.
GDR—Global Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $15,378,990 and the total market value of the collateral held by the portfolio is $16,089,600.
[c] Securities exempt from registration, under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified buyers. At February 28, 2006, these securities amounted to $6,084,500 or 1% of net assets.
[d] Investment in affiliated money market mutual fund.
[e] Securities restricted as to public resale. Investment in restricted securities with aggregate market value of $2,538,947 representing approximately .41% of net assets (see below).

Issuer	Acquisition Date	Purchase Price ($)	Net Assets (%)	Valuation ($)†

Bluestream
Ventures, LP 4/30/2004—2/9/2006		.56	.41	.58 per share
Ingenex	4/30/2004	.00	.00	.00 per share

† The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited) ††

	Value (%)			Value (%)

Technology	20.6	Internet		7.3
Software	18.5	Health Care		7.0
Telecommunications	13.8	Capital Goods		5.4
Electrical & Electronics	9.5	Other		3.6
Computers	8.6
Semiconductors	7.6			101.9

†† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $15,378,990)—Note 1(c):
Unaffiliated issuers			497,373,901		611,788,435
Affiliated issuers			16,089,600		16,089,600
Cash denominated in foreign currencies				6,945,060	7,207,272
Receivable for shares of Common Stock subscribed					335,164
Dividends and interest receivable					249,486
Prepaid expenses					60,543
					635,730,500

Liabilities ($):
Due to the Dreyfus Corporation and affiliates—Note 3(c)					863,922
Cash overdraft due to Custodian					78,558
Liability for securities on loan—Note 1(c)					16,089,600
Payable for shares of Common Stock redeemed					1,082,032
Payable for investment securities purchased					877,365
Accrued expenses					582,994
					19,574,471

Net Assets ($)					616,156,029

Composition of Net Assets ($):
Paid-in capital					768,505,979
Accumulated investment (loss)—net					(4,895,494)
Accumulated net realized gain (loss) on investments				(262,131,202)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					114,676,746

Net Assets ($)					616,156,029

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	439,794,042	102,859,074	63,705,982	4,885,122	4,911,809
Shares Outstanding	17,608,343	4,383,807	2,711,269	190,481	202,470

Net Asset Value
Per Share ($)	24.98	23.46	23.50	25.65	24.26

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $18,056 foreign taxes withheld at source)	2,246,096
Interest	427,555
Income on securities lending	245,927
Total Income	2,919,578
Expenses:
Management fee—Note 3(a)	4,815,732
Shareholder servicing costs—Note 3(c)	1,983,694
Distribution fees—Note 3(b)	750,007
Custodian fees—Note 3(c)	126,398
Prospectus and shareholders’ reports	62,293
Professional fees	32,676
Registration fees	20,245
Directors’ fees and expenses—Note 3(d)	12,825
Interest expense—Note 2	469
Loan commitment fees—Note 2	293
Miscellaneous	13,170
Total Expenses	7,817,802
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(2,730)
Net Expenses	7,815,072
Investment (Loss)—Net	(4,895,494)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	196,657,239 [a]
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(62,181,135)
Net Realized and Unrealized Gain (Loss) on Investments	134,476,104
Net Increase in Net Assets Resulting from Operations	129,580,610

[a] On December 30, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $1,005,064,114.
The net realized gain of the transaction of $166,615,470 will not be realized for tax purposes.
See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment (loss)—net	(4,895,494)	(5,662,645)
Net realized gain (loss) on investments	196,657,239	73,667,763
Net unrealized appreciation
(depreciation) on investments	(62,181,135)	162,944,382
Net Increase (Decrease) in Net Assets
Resulting from Operations	129,580,610	230,949,500

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	90,728,103	106,181,572
Class B shares	1,137,930	2,459,692
Class C shares	794,272	2,230,474
Class R shares	92,552,998	186,764,693
Class T shares	893,361	1,783,852
Cost of shares redeemed:
Class A shares	(79,818,010)	(174,298,851)
Class B shares	(75,450,269)	(71,659,212)
Class C shares	(11,193,999)	(33,527,229)
Class R shares	(1,134,477,718)	(397,775,151)
Class T shares	(1,099,923)	(2,709,856)
Capital contribution by Manager—Note 3(e)	2,289,116	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,113,644,139)	(380,550,016)
Total Increase (Decrease) in Net Assets	(984,063,529)	(149,600,516)

Net Assets ($):
Beginning of Period	1,600,219,558	1,749,820,074
End of Period	616,156,029	1,600,219,558

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class Aa
Shares sold	3,805,341	4,873,202
Shares redeemed	(3,361,093)	(8,008,064)
Net Increase (Decrease) in Shares Outstanding	444,248	(3,134,862)

Class B [a]
Shares sold	50,707	119,230
Shares redeemed	(3,359,426)	(3,462,180)
Net Increase (Decrease) in Shares Outstanding	(3,308,719)	(3,342,950)

Class C
Shares sold	35,259	108,821
Shares redeemed	(500,460)	(1,621,255)
Net Increase (Decrease) in Shares Outstanding	(465,201)	(1,512,434)

Class R
Shares sold	3,886,890	8,299,682
Shares redeemed	(46,400,317)	(18,005,233)
Net Increase (Decrease) in Shares Outstanding	(42,513,427)	(9,705,551)

Class T
Shares sold	38,285	83,610
Shares redeemed	(48,015)	(127,974)
Net Increase (Decrease) in Shares Outstanding	(9,730)	(44,364)

[a]	During the period ended February 28, 2006, 1,973,293 Class B shares representing $44,457,063 were automatically converted to 1,859,677 Class A shares and during the period ended August 31, 2005, 598,310
Class B shares representing $12,482,881 were automatically converted to 567,030 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describes the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	22.40	19.64	21.28	14.89	22.58	67.51
Investment Operations:
Investment (loss)—net [a]	(.09)	(.10)	(.24)	(.18)	(.25)	(.25)
Net realized and unrealized
gain (loss) on investments	2.64	2.86	(1.40)	6.57	(7.44)	(44.68)
Total from Investment Operations	2.55	2.76	(1.64)	6.39	(7.69)	(44.93)
Capital contribution by Manager	.03	—	—	—	—	—
Net asset value, end of period	24.98	22.40	19.64	21.28	14.89	22.58

Total Return (%) [b]	11.52[c,d]	14.05	(7.71)	42.91	(34.06)	(66.55)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63[c]	1.32	1.42	1.57	1.55	1.22
Ratio of net expenses
to average net assets	.63[c]	1.32	1.42	1.57	1.55	1.22
Ratio of net investment (loss)
to average net assets	(.41)[c]	(.45)	(1.06)	(1.06)	(1.13)	(.66)
Portfolio Turnover Rate	21.52[c]	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period
($ x 1,000)	439,794 384,411		398,767	423,425	314,261	568,402

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the six months ended
	February 28, 2006 would have been 11.38%.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	21.17	18.75	20.50	14.49	22.16	66.81
Investment Operations:
Investment (loss)—net [a]	(.22)	(.29)	(.43)	(.33)	(.42)	(.55)
Net realized and unrealized
gain (loss) on investments	2.48	2.71	(1.32)	6.34	(7.25)	(44.10)
Total from Investment Operations	2.26	2.42	(1.75)	6.01	(7.67)	(44.65)
Capital contribution by Manager	.03	—	—	—	—	—
Net asset value, end of period	23.46	21.17	18.75	20.50	14.49	22.16

Total Return (%) [b]	10.82[c,d]	12.91	(8.54)	41.48	(34.61)	(66.83)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22[c]	2.29	2.36	2.54	2.43	2.04
Ratio of net expenses
to average net assets	1.22[c]	2.29	2.36	2.54	2.43	2.04
Ratio of net investment (loss)
to average net assets	(.99)[c]	(1.41)	(2.00)	(2.03)	(2.00)	(1.48)
Portfolio Turnover Rate	21.52[c]	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period
($ x 1,000)	102,859 162,849		206,901	239,954	198,340	375,112

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the six months ended
	February 28, 2006 would have been 10.68%.
See notes to financial statements.

16

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	21.19	18.76	20.51	14.49	22.15	66.75
Investment Operations:
Investment (loss)—net [a]	(.21)	(.29)	(.42)	(.32)	(.41)	(.54)
Net realized and unrealized
gain (loss) on investments	2.49	2.72	(1.33)	6.34	(7.25)	(44.06)
Total from Investment Operations	2.28	2.43	(1.75)	6.02	(7.66)	(44.60)
Capital contribution by Manager	.03	—	—	—	—	—
Net asset value, end of period	23.50	21.19	18.76	20.51	14.49	22.15

Total Return (%) [b]	10.90[c,d]	12.95	(8.53)	41.55	(34.58)	(66.82)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18[c]	2.28	2.33	2.51	2.38	2.00
Ratio of net expenses
to average net assets	1.18[c]	2.28	2.33	2.51	2.38	2.00
Ratio of net investment (loss)
to average net assets	(.95)[c]	(1.39)	(1.98)	(2.00)	(1.95)	(1.44)
Portfolio Turnover Rate	21.52[c]	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period
($ x 1,000)	63,706	67,295	87,980	107,737	91,048	182,418

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the six months ended
	February 28, 2006 would have been 10.76%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	22.97	20.06	21.63	15.05	22.72	67.69
Investment Operations:
Investment income (loss)—net [a]	(.02)	.00[b]	(.05)	(.08)	(.16)	(.14)
Net realized and unrealized gain
(loss) on investments	2.67	2.91	(1.52)	6.66	(7.51)	(44.83)
Total from Investment Operations	2.65	2.91	(1.57)	6.58	(7.67)	(44.97)
Capital contribution by Manager	.03	—	—	—	—	—
Net asset value, end of period	25.65	22.97	20.06	21.63	15.05	22.72

Total Return (%)	11.67[c,d]	14.51	(7.26)	43.72	(33.76)	(66.44)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41[c]	.86	.86	.97	1.15	.86
Ratio of net expenses
to average net assets	.41[c]	.86	.86	.97	1.15	.86
Ratio of net investment income
(loss) to average net assets	(.12)[c]	.01	(.26)	(.45)	(.73)	(.34)
Portfolio Turnover Rate	21.52[c]	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period
($ x 1,000)	4,885 981,036		1,051,240	14,750	8,318	9,872

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the six months ended
	February 28, 2006 would have been 11.54%.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	21.81	19.22	20.90	14.70	22.38	67.26
Investment Operations:
Investment (loss)—net [a]	(.15)	(.19)	(.31)	(.25)	(.34)	(.39)
Net realized and unrealized
gain (loss) on investments	2.57	2.78	(1.37)	6.45	(7.34)	(44.49)
Total from Investment Operations	2.42	2.59	(1.68)	6.20	(7.68)	(44.88)
Capital contribution by Manager	.03	—	—	—	—	—
Net asset value, end of period	24.26	21.81	19.22	20.90	14.70	22.38

Total Return (%) [b]	11.24[c,d]	13.48	(8.04)	42.18	(34.32)	(66.72)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90[c]	1.79	1.79	2.07	1.99	1.59
Ratio of net expenses
to average net assets	.90[c]	1.79	1.79	2.07	1.99	1.59
Ratio of net investment (loss)
to average net assets	(.67)[c]	(.91)	(1.43)	(1.56)	(1.56)	(1.04)
Portfolio Turnover Rate	21.52[c]	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period
($ x 1,000)	4,912	4,629	4,931	4,451	3,364	6,583

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the six months ended
	February 28, 2006 would have been 11.10%.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service

22

using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amor-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

24

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,533,146,202. Due to annual limitations on the utilization of this carryover pursuant to Section 382 of the Internal Revenue Code, only $429,659,561 will actually be eligible to offset future gains. If not applied, $369,351,297 of the carryover expires in fiscal 2011 and $60,308,264 expires in fiscal 2012. Other ownership changes as described in Section 382 of the Internal Revenue Code may put additional limitations on the utilization of these amounts.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2006 was approximately $22,100, with a related weighted average annualized interest rate of 4.28% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2006, the Distributor retained $10,060 and $928 from commissions earned on sales of the fund’s

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Class A and Class T shares, respectively, and $204,720 and $3,385 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $499,851, $244,352 and $5,804, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B, Class C and Class T shares were charged $511,547, $166,617, $81,451 and $5,804, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $672,034 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $126,398 pursuant to the custody agreement.

26

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $356,733, Rule 12b-1 distribution plan fees $98,013, shareholder services plan fees $117,983, custody fees $35,601, chief compliance officer fees $1,592 and transfer agency per account fees $254,000.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) On November 28, 2005, the Manager made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund’s net assets on that date. The capital contribution, which is reflected in the fund’s Paid-in Capital and Statement of Changes in Net Assets, reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 2006, amounted to $247,926,323 and $1,349,462,084, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to pur-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

chases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At February 28, 2006, there were no forward currency exchange contracts outstanding.

At February 28, 2006, accumulated net unrealized appreciation on investments was $114,414,534, consisting of $126,043,298 gross unrealized appreciation and $11,628,764 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

28

For More	Information

Dreyfus Premier	Transfer Agent &
Technology Growth Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Strategic Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Strategic Value Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks. As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

March 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform
relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced total returns of 9.03% for Class A shares, 8.58% for Class B shares, 8.62% for Class C shares, 9.14% for Class R shares and 8.88% for Class T shares.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 7.33% for the same period.2

Strong corporate earnings and continued economic growth helped lift the equity markets during the reporting period, despite ongoing concerns regarding inflationary pressures, high energy prices and rising interest rates. The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy, where significant contributions to relative performance came from the financials and energy sectors.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 80% of the fund’s assets in stocks, including common stocks, preferred stocks and convertible securities.The fund may invest up to 30% of its assets in foreign issuers.

When selecting stocks for the fund, we utilize a “bottom-up” approach, where the focus is on individual stock selection rather than attempting to forecast market trends.The fund’s investment approach is value-oriented and research-driven.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, business health and business momentum.

What other factors influenced the fund’s performance?

Although we employ a “bottom-up” stock selection strategy that considers company-specific factors over broad economic or market trends,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

it is worth noting that investors’ ongoing concerns about rising interest rates and high energy prices shadowed the equity markets for much of the reporting period.The Federal Reserve Board (the “Fed”) raised short-term interest rates four times, driving the overnight federal funds rate from 3.50% to 4.50% . While oil prices fell from record highs reached in the wake of Hurricane Katrina during the fourth quarter of 2005, they trended upward again in the opening months of 2006. These concerns, however, were more than offset by reports of strong corporate earnings throughout the reporting period. A robust U.S. GDP growth rate for the third quarter of 2005, labor market gains and brisk consumer spending data also helped boost investor confidence.

As a result of these factors, value stocks generally outpaced growth-oriented shares during the reporting period, and as they have done for some time, small- and midcap stocks produced higher returns than large-cap stocks. Still, we continued to favor high-quality, large-cap companies with track records of consistent growth under a variety of economic conditions. Our bottom-up security selection process identified abundant opportunities among reasonably valued, well-known companies with these characteristics.

Our stock selection strategy proved particularly effective in the financials sector. The fund benefited from our emphasis on brokerage and investment banking firms, such as Merrill Lynch & Co. A boom in mergers-and-acquisitions activity among cash-rich companies, along with higher revenues from commodities trading and general strength in securities markets, helped boost earnings in the industry. Resurgence in demand from retail investors also added to the upswing, which helped support earnings of E*TRADE Financial and other retail investment brokerage firms.

The energy sector also contributed strongly to the fund’s relative performance. Oil prices continued to drive energy stocks higher as refineries’ supply-and-demand dynamics improved in the months after Hurricane Katrina. Consequently, the fund enjoyed attractive returns from its energy holdings, where we focused on oil and gas refiners and, to a lesser extent, integrated oil companies, such as Exxon Mobil.

4

Furthermore, the fund’s positions in Burlington Resources (recently acquired by ConocoPhillips) and Arch Coal rose on continued strength in natural gas and coal prices, respectively.

Generally lackluster results in the utilities sector, however, detracted from the fund’s relative performance.This disappointment was largely a result of company-specific weakness affecting Reliant Energy, a regional provider of electricity.The company missed expectations for the third quarter and guided down for the year due to weakness in their wholesale generation segment.This weakness, along with changes in their hedging activities, clouded their earnings outlook and pressured their stock price.

What is the fund’s current strategy?

As of the end of the reporting period, we remain optimistic about the U.S. economy, and we believe that interest rates have the potential to rise further. Accordingly, we continue to de-emphasize highly valued, interest-rate-sensitive areas, such as utilities and regional banks. In addition, within the technology sector, we have identified a number of opportunities among broadband equipment makers and telecommunications services providers.We have favored companies, such as Cisco Systems and AT&T, that we believe could reap the rewards of greater broadband demand and increasing Internet congestion.

March 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Strategic Value Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.27	$ 10.08	$ 9.93	$ 5.13	$ 7.56
Ending value (after expenses)	$1,090.30	$1,085.80	$1,086.20	$1,091.40	$1,088.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.06	$ 9.74	$ 9.59	$ 4.96	$ 7.30
Ending value (after expenses)	$1,018.79	$1,015.12	$1,015.27	$1,019.89	$1,017.55

  Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.95% for Class B, 1.92% for Class C, .99% for Class R and 1.46% for Class T multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Common Stocks—98.2%	Shares	Value ($)

Aerospace & Military Technology—.4%
Empresa Brasileira de Aeronautica, ADR	25,220	1,002,495
Basic Industries—3.8%
Air Products & Chemicals	19,600	1,257,536
Alcoa	46,900	1,375,108
Martin Marietta Materials	54,400	5,304,000
Mosaic	65,500 [a]	1,041,450
United States Steel	10,700	583,150
		9,561,244
Beverages & Tobacco—2.0%
Altria Group	69,300	4,982,670
Capital Goods—8.6%
3M	24,600	1,810,314
Avery Dennison	25,200	1,512,000
Eaton	12,400	863,908
Emerson Electric	41,400	3,386,934
Lockheed Martin	18,200 [b]	1,326,234
Navistar International	76,600 [a]	2,248,210
NCR	63,800 [a]	2,557,742
Thermo Electron	62,900 [a,b]	2,177,598
Tyco International	75,400	1,944,566
United Technologies	62,300 [b]	3,644,550
		21,472,056
Consumer Durables—1.4%
Johnson Controls	47,400	3,378,198
Consumer Non-Durables—5.1%
Campbell Soup	49,400 [b]	1,537,822
Colgate-Palmolive	77,500	4,222,200
Dean Foods	32,600 [a]	1,221,522
Del Monte Foods	66,300	721,344
Estee Lauder Cos., Cl. A	10,000	374,200
Gap	66,600	1,234,764
General Mills	22,300	1,098,275
Nike, Cl. B	12,800	1,110,784
Polo Ralph Lauren	21,000 [b]	1,217,160
		12,738,071

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services—7.1%
Aramark, Cl. B	75,300	2,143,038
Brinker International	30,700	1,278,655
CBS, Cl. B	7,150	174,889
Cendant	46,700	776,154
Clear Channel Communications	113,900	3,223,370
CSK Auto	29,900 [a]	475,709
Liberty Global, Ser. C	63,348 [a]	1,228,951
McDonald’s	93,700	3,271,067
Omnicom Group	44,300 [b]	3,536,026
Outback Steakhouse	34,600 [b]	1,446,626
Viacom, Cl. B	7,150 [a]	285,714
		17,840,199
Energy—10.4%
BP, ADR	15,500	1,029,510
Chevron	91,478	5,166,678
ConocoPhillips	81,600	4,974,336
Cooper Cameron	30,100 [a]	1,219,050
Exxon Mobil	86,840	5,155,691
Halliburton	35,800	2,434,400
Marathon Oil	46,700	3,297,020
Noble Energy	28,300	1,189,732
Valero Energy	29,900	1,608,321
		26,074,738
Financial Services—20.1%
Capital One Financial	40,000	3,504,000
Citigroup	111,514	5,170,904
E*Trade Financial	72,900 [a]	1,864,782
Freddie Mac	58,300	3,928,837
Goldman Sachs Group	26,100	3,687,669
Janus Capital Group	50,200 [b]	1,100,886
JPMorgan Chase & Co.	206,476	8,494,423
Merrill Lynch & Co.	85,800 [b]	6,624,618
Morgan Stanley	29,600	1,765,936
PNC Financial Services Group	35,400	2,490,390
SunTrust Banks	33,000	2,388,210

8

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Wachovia	86,100	4,827,627
Washington Mutual	75,600	3,228,120
Wells Fargo & Co.	19,300	1,239,060
		50,315,462
Health Care—7.4%
Abbott Laboratories	57,700	2,549,186
Cephalon	16,000 [a,b]	1,271,680
Pfizer	274,200	7,181,298
Quest Diagnostics	23,900	1,263,593
WellPoint	31,100 [a]	2,388,169
Wyeth	74,900	3,730,020
		18,383,946
Insurance—11.6%
American International Group	61,529	4,083,064
AON	41,100	1,627,971
Chubb	59,300	5,677,975
Endurance Specialty Holdings	46,850	1,475,775
Genworth Financial, Cl. A	55,300	1,759,646
Metlife	24,500	1,227,940
MGIC Investment	24,300	1,549,125
PMI Group	105,400	4,563,820
Radian Group	20,300	1,152,025
Reinsurance Group of America	35,500	1,641,165
St. Paul Travelers Cos.	67,200	2,888,256
UnumProvident	58,000 [b]	1,200,020
		28,846,782
Technology—9.0%
Automatic Data Processing	70,500	3,256,395
Avnet	48,100 [a]	1,208,753
Ceridian	46,800 [a]	1,210,248
Cisco Systems	137,600 [a]	2,785,024
Fairchild Semiconductor International	78,000 [a,b]	1,355,640
Hewlett-Packard	116,900	3,835,489
International Business Machines	28,000	2,246,720
Lam Research	25,800 [a]	1,111,980

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Microsoft	113,300	3,047,770
RF Micro Devices	167,100 [a]	1,124,583
Tellabs	86,900 [a]	1,276,561
		22,459,163
Telecommunications—.5%
Sprint Nextel	51,900	1,247,157
Transportation—2.3%
Airtran Holdings	65,600 [a,b]	1,166,368
Union Pacific	51,400 [b]	4,551,470
		5,717,838
Utilities—8.5%
Alltel	18,900	1,193,535
AT & T	295,700	8,158,363
BellSouth	59,700	1,885,326
Constellation Energy Group	23,900	1,403,886
Entergy	17,400	1,261,674
Exelon	32,700 [b]	1,867,497
NRG Energy	94,600 [a,b]	4,091,450
PG & E	32,600	1,240,430
		21,102,161
Total Common Stocks
(cost $209,482,291)		245,122,180

	Principal
Short-Term Investments—1.5%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.20%, 3/2/2006	153,000	152,981
4.13%, 3/9/2006	16,000	15,985
4.31%, 3/16/2006	1,410,000	1,407,448
3.90%, 3/23/2006	220,000	219,417
4.14%, 3/30/2006	2,058,000	2,050,859
Total Short-Term Investments
(cost $3,847,046)		3,846,690

10

Investment of Cash Collateral
for Securities Loaned—5.2%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $13,075,151)		13,075,151 [c]	13,075,151

Total Investments (cost $226,404,488)		104.9%	262,044,021

Liabilities, Less Cash and Receivables		(4.9%)	(12,293,035)

Net Assets		100.0%	249,750,986

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities
	on loan is $12,543,892 and the total market value of the collateral held by the fund is $13,075,151.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial Services	20.1	Health Care	7.4
Insurance	11.6	Consumer Services	7.1
Energy	10.4	Short-Term/
Technology	9.0	Money Markets Investments	6.7
Capital Goods	8.6	Other	15.5
Utilities	8.5		104.9

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $12,543,892)—Note 1(b):
Unaffiliated issuers			213,329,337		248,968,870
Affiliated issuers			13,075,151		13,075,151
Cash					730,709
Receivable for investment securities sold					1,622,421
Dividends and interest receivable					436,966
Receivable for shares of Common Stock subscribed					384,028
Prepaid expenses					30,281
					265,248,426

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					238,028
Liability for securities on loan—Note 1(b)					13,075,151
Payable for investment securities purchased					1,888,646
Payable for shares of Common Stock redeemed					166,371
Accrued expenses					129,244
					15,497,440

Net Assets ($)				249,750,986

Composition of Net Assets ($):
Paid-in capital					210,968,564
Accumulated undistributed investment income—net					747,814
Accumulated net realized gain (loss) on investments					2,395,075
Accumulated net unrealized appreciation
(depreciation) on investments					35,639,533

Net Assets ($)				249,750,986

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	215,778,516	14,045,568	17,110,180	1,457,962	1,358,760
Shares Outstanding	7,268,563	489,310	595,726	49,140	46,792

Net Asset Value
Per Share ($)	29.69	28.70	28.72	29.67	29.04

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,069 foreign taxes withheld at source)	2,152,244
Interest	47,573
Income from securities lending	2,147
Total Income	2,201,964
Expenses:
Management fee—Note 3(a)	847,292
Shareholder servicing costs—Note 3(c)	397,362
Distribution fees—Note 3(b)	92,845
Prospectus and shareholders’ reports	39,368
Registration fees	30,536
Professional fees	25,553
Custodian fees—Note 3(c)	12,090
Directors’ fees and expenses—Note 3(d)	1,218
Interest expense—Note 2	438
Loan commitment fees—Note 2	380
Miscellaneous	4,739
Total Expenses	1,451,821
Investment Income—Net	750,143

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,602,211
Net unrealized appreciation (depreciation) on investments	12,409,774
Net Realized and Unrealized Gain (Loss) on Investments	19,011,985
Net Increase in Net Assets Resulting from Operations	19,762,128

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	750,143	788,165
Net realized gain (loss) on investments	6,602,211	18,551,484
Net unrealized appreciation
(depreciation) on investments	12,409,774	16,969,635
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,762,128	36,309,284

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(742,716)	—
Class B shares	(17,942)	—
Class C shares	(23,305)	—
Class R shares	(2,553)	—
Class T shares	(3,978)	—
Net realized gain on investments:
Class A shares	(14,749,267)	—
Class B shares	(936,344)	—
Class C shares	(917,496)	—
Class R shares	(40,631)	—
Class T shares	(89,271)	—
Total Dividends	(17,523,503)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	24,759,795	34,389,020
Class B shares	3,012,896	3,392,749
Class C shares	8,093,784	3,842,551
Class R shares	1,041,658	383,432
Class T shares	514,507	651,930
Net assets received in connection with
reorganization—Note 1	—	61,323,097

14

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	14,147,217	—
Class B shares	814,304	—
Class C shares	862,017	—
Class R shares	43,184	—
Class T shares	87,680	—
Cost of shares redeemed:
Class A shares	(19,620,507)	(45,668,130)
Class B shares	(1,573,220)	(2,395,578)
Class C shares	(702,803)	(774,585)
Class R shares	(184,857)	(46,846)
Class T shares	(54,670)	(48,199)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	31,240,985	55,049,441
Total Increase (Decrease) in Net Assets	33,479,610	91,358,725

Net Assets ($):
Beginning of Period	216,271,376	124,912,651
End of Period	249,750,986	216,271,376
Undistributed investment income—net	747,814	788,165

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	842,002	1,507,782
Shares issued in connection with
reorganization—Note 1	—	2,247,090
Shares issued for dividends reinvested	495,602	—
Shares redeemed	(666,568)	(1,637,156)
Net Increase (Decrease) in Shares Outstanding	671,036	2,117,716

Class B [a]
Shares sold	106,138	124,997
Shares issued for dividends reinvested	29,450	—
Shares redeemed	(54,615)	(87,329)
Net Increase (Decrease) in Shares Outstanding	80,973	37,668

Class C
Shares sold	283,922	140,309
Shares issued for dividends reinvested	31,197	—
Shares redeemed	(24,853)	(28,039)
Net Increase (Decrease) in Shares Outstanding	290,266	112,270

Class R
Shares sold	35,530	13,083
Shares issued for dividends reinvested	1,515	—
Shares redeemed	(6,305)	(1,646)
Net Increase (Decrease) in Shares Outstanding	30,740	11,437

Class T
Shares sold	17,705	23,576
Shares issued for dividends reinvested	3,138	—
Shares redeemed	(1,893)	(1,707)
Net Increase (Decrease) in Shares Outstanding	18,950	21,869

[a]	During the period ended February 28, 2006, 18,415 Class B shares representing $531,222 were automatically converted to 17,839 Class A shares and during the period ended August 31, 2005, 19,655 Class B shares representing $540,163 were automatically converted to 19,129 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	29.48	24.76	21.62	17.14	22.45	28.81
Investment Operations:
Investment income (loss)—net [b]	.11	.15	(.10)	(.02)	(.07)	.11
Net realized and unrealized
gain (loss) on investments	2.45	4.57	3.24	4.50	(4.55)	(2.10)
Total from Investment Operations	2.56	4.72	3.14	4.48	(4.62)	(1.99)
Distributions:
Dividends from
investment income—net	(.11)	—	—	—	(.07)	(.38)
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)	(3.99)
Total Distributions	(2.35)	—	—	—	(.69)	(4.37)
Net asset value, end of period	29.69	29.48	24.76	21.62	17.14	22.45

Total Return (%) [c]	9.03[d]	18.97	14.62	26.14	(21.25)	(7.38)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60[d]	1.25	1.37	1.43	1.48	1.29
Ratio of net investment income
(loss) to average net assets	.37[d]	.55	(.41)	(.12)	(.31)	.43
Portfolio Turnover Rate	45.61[d]	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period
($ x 1,000)	215,779	194,491	110,939	101,555	120,206	119,455

[a]	The fund changed to a five class fund on June 1, 2001.The existing shares were redesignated Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	28.62	24.21	21.28	16.98	22.40	24.04
Investment Operations:
Investment income (loss)—net [b]	.00[c]	(.06)	(.25)	(.14)	(.17)	(.02)
Net realized and unrealized
gain (loss) on investments	2.36	4.47	3.18	4.44	(4.55)	(1.62)
Total from Investment Operations	2.36	4.41	2.93	4.30	(4.72)	(1.64)
Distributions:
Dividends from
investment income—net	(.04)	—	—	—	(.08)	—
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)	—
Total Distributions	(2.28)	—	—	—	(.70)	—
Net asset value, end of period	28.70	28.62	24.21	21.28	16.98	22.40

Total Return (%) [d]	8.58[e]	18.12	13.86	25.32	(21.79)	(6.82)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97[e]	2.04	2.03	2.11	2.07	.57[e]
Ratio of net investment income
(loss) to average net assets	.00[e,f]	(.23)	(1.03)	(.78)	(.82)	(.09)[e]
Portfolio Turnover Rate	45.61[e]	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period
($ x 1,000)	14,046	11,685	8,975	4,377	2,763	258

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Amount represents less than .01%.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	28.64	24.23	21.29	16.99	22.39	24.04
Investment Operations:
Investment income (loss)—net [b]	.01	(.05)	(.24)	(.13)	(.18)	(.01)
Net realized and unrealized
gain (loss) on investments	2.37	4.46	3.18	4.43	(4.53)	(1.64)
Total from Investment Operations	2.38	4.41	2.94	4.30	(4.71)	(1.65)
Distributions:
Dividends from
investment income—net	(.06)	—	—	—	(.07)	—
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)	—
Total Distributions	(2.30)	—	—	—	(.69)	—
Net asset value, end of period	28.72	28.64	24.23	21.29	16.99	22.39

Total Return (%) [c]	8.62[d]	18.10	13.90	25.31	(21.73)	(6.86)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95[d]	1.99	1.99	2.08	2.08	.57[d]
Ratio of net investment income
(loss) to average net assets	.03[d]	(.19)	(.97)	(.74)	(.86)	(.06)[d]
Portfolio Turnover Rate	45.61[d]	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period
($ x 1,000)	17,110	8,748	4,681	1,094	483	124

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	29.46	24.71	21.52	17.02	22.38	24.04
Investment Operations:
Investment income (loss)—net [b]	.15	.18	(.04)	.01	.01	(.04)
Net realized and unrealized
gain (loss) on investments	2.44	4.57	3.23	4.49	(4.67)	(1.62)
Total from Investment Operations	2.59	4.75	3.19	4.50	(4.66)	(1.66)
Distributions:
Dividends from
investment income—net	(.14)	—	—	—	(.08)	—
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)	—
Total Distributions	(2.38)	—	—	—	(.70)	—
Net asset value, end of period	29.67	29.46	24.71	21.52	17.02	22.38

Total Return (%)	9.14[c]	19.13	14.92	26.44	(21.52)	(6.91)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.49[c]	1.16	1.13	1.19	1.11	.60[c]
Ratio of net investment income
(loss) to average net assets	.52[c]	.65	(.17)	.06	.06	(.19)[c]
Portfolio Turnover Rate	45.61[c]	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period
($ x 1,000)	1,458	542	172	75	88	1

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

20

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	28.91	24.37	21.31	16.94	22.35	24.04
Investment Operations:
Investment income (loss)—net [b]	.07	.06	(.15)	(.04)	(.14)	(.07)
Net realized and unrealized
gain (loss) on investments	2.40	4.48	3.21	4.41	(4.60)	(1.62)
Total from Investment Operations	2.47	4.54	3.06	4.37	(4.74)	(1.69)
Distributions:
Dividends from
investment income—net	(.10)	—	—	—	(.05)	—
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)	—
Total Distributions	(2.34)	—	—	—	(.67)	—
Net asset value, end of period	29.04	28.91	24.37	21.31	16.94	22.35

Total Return (%) [c]	8.88[d]	18.53	14.45	25.80	(21.86)	(7.07)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72[d]	1.58	1.68	1.61	1.94	.73[d]
Ratio of net investment income
(loss) to average net assets	.26[d]	.20	(.63)	(.20)	(.72)	(.32)[d]
Portfolio Turnover Rate	45.61[d]	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period
($ x 1,000)	1,359	805	146	16	3	1

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

As of the close of business on April 18, 2005, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Large Company Value Fund, a series of Dreyfus Growth and Value Funds, Inc., were transferred to the fund. Shareholders of Dreyfus Large Company Value Fund received Class A shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Large Company Value Fund at the time of exchange. The net asset value of the fund’s Class A shares at the close of business on April 18, 2005, after the reorganization, was $27,29 per share, and a total of 2,247,090 Class A shares representing net assets of $61,323,097 (including $7,565,590 net unrealized appreciation on investments), were issued to Dreyfus Large Company Value Fund shareholders in the exchange. The exchange was a tax-free event to shareholders.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C

22

(100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official

24

closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

26

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended February 28, 2006, was $21,500 with a related weighted average annualized interest rate of 4.10% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2006, the Distributor retained $16,975 and $289 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $9,039 and $970 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $46,642, $44,857 and $1,346, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B, Class C and Class T shares were charged $249,657, $15,548, $14,952 and $1,346, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $61,023 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $12,090 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

28

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $141,765, Rule 12b-1 distribution plan fees $17,555, shareholder services plan fees $46,982, custody fees $4,224, chief compliance officer fees $1,592 and transfer agency per account fees $25,910.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $114,613,810 and $103,184,451, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $35,639,533, consisting of $37,707,692 gross unrealized appreciation and $2,068,159 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 29

For More	Information

Dreyfus Premier	Transfer Agent &
Strategic Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Select Midcap
Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Select Midcap Growth Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks.As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Fred Kuehndorf, Portfolio Manager

How did Dreyfus Premier Select Midcap Growth Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced total returns of 12.94% for Class A shares, 12.50% for Class B shares, 12.59% for Class C shares, 13.16% for Class R shares and 12.85% for Class T shares.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), provided a 9.69% total return for the same period.2

Midcap stocks generally continued to advance strongly as steady economic growth and intensifying mergers-and-acquisitions activity boosted investor sentiment.The fund produced substantially higher returns than its benchmark for the reporting period, primarily due to the success of our disciplined stock selection strategy across a variety of market sectors.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of midcap companies. The fund considers midcap companies to be companies with market capitalizations that fall within the range of the Russell Midcap Growth Index at the time of purchase.The fund invests in growth companies that we believe have solid market positions and reasonable financial strength.

We seek investment opportunities for the fund in companies that have a history of consistent earnings growth and above-average profitability.We focus on individual stock selection,building the portfolio from the bottom up, searching one by one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

The fund typically sells a stock when the company’s earnings are no longer growing, or it no longer possesses the characteristics that caused its purchase.A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating funda-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

mentals.The fund may also sell a stock if it becomes an overweighted portfolio position, as determined by the portfolio manager.

What other factors influenced the fund’s performance?

Despite rising short-term interest rates and high energy prices, the U.S. economy continued to expand with few signs of inflation, supporting business conditions in a wide variety of industry groups.At the same time, large companies flush with cash have begun to acquire or merge with smaller companies that complement their businesses or have the potential to boost earnings.As a result, midcap stocks continued to gain value over the reporting period, posting higher returns than most large-cap stocks.

In this constructive environment, the fund scored successes among individual holdings in a number of market sectors. In the technology area, improving business fundamentals translated into higher earnings for many of the fund’s holdings. Chief among them, software maker Adobe Systems benefited from the launch of new products designed to help businesses manage electronic documents more effectively. Cognizant Technology Solutions continued to profit from the trend toward outsourcing certain business activities to overseas markets, especially India. And Rockwell Automation appeared to benefit from higher levels of corporate capital spending.

Several of the fund’s positions in the autos and transports sector rose sharply, including freight forwarders CH Robinson Worldwide and Expeditors International, due to robust global economic growth. Specialty truck manufacturer Oshkosh Trucking also gained value as orders for military vehicles escalated.Within the financial services area, the fund’s focus on securities brokers and asset managers contributed positively to its relative performance. Holdings such as Legg Mason,T. Rowe Price Group and E*Trade Financial benefited from rising wealth levels and greater investment activity among individual investors.

Disappointments during the reporting period proved to be relatively mild. Among materials and processing companies, plumbing fixtures maker American Standard saw sales decline slightly in its bath and kitchen unit as the U.S. housing market began to cool. In the Internet

4

sector, Shanda Interactive Entertainment, a leading interactive entertainment media company based in China, suffered an earnings disappointment due to volatility in its product cycle and greater competitive pressures. Despite strong business fundamentals, for-profit education provider Apollo was hurt by industry-wide concerns related to student recruiting and retention standards. And medical products developer Kinetic Concepts encountered Medicare reimbursement issues, which we believe may be temporary.

What is the fund’s current strategy?

We have continued to employ our disciplined, bottom-up security selection process to identify midsize companies that we believe are poised for growth.We recently have found a number of opportunities meeting our return-on-equity criteria in the technology area, where we have added to existing positions and established new ones, such as online business applications developer Akamai Technologies and remote computer access provider Citrix Systems.We also added mining equipment company Joy Global, which we believe may continue to benefit from rising industrial demand in China and other markets.Conversely,we have found relatively few new opportunities in the financial services area, where banks may be vulnerable to margin erosion as interest rates rise.

March 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Growth Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Midcap Growth Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.08	$ 12.07	$ 11.70	$ 6.29	$ 9.08
Ending value (after expenses)	$1,129.40	$1,125.00	$1,125.90	$1,131.60	$1,128.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.65	$ 11.43	$ 11.08	$ 5.96	$ 8.60
Ending value (after expenses)	$1,017.21	$1,013.44	$1,013.79	$1,018.89	$1,016.27

  Expenses are equal to the fund’s annualized expense ratio of 1.53% for Class A, 2.29% for Class B, 2.22% for Class C, 1.19% for Class R and 1.72% for Class T multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Common Stocks—98.7%	Shares	Value ($)

Basic Industries—2.2%
Applera—Applied Biosystems Group	3,075	86,930
Capital Goods—11.1%
Cummins	860	93,121
Joy Global	1,405	72,442
Precision Castparts	1,575	83,538
Rockwell Automation	1,525	103,959
Rockwell Collins	1,775	94,341
		447,401
Consumer Durables—5.1%
Centex	1,080	73,019
Coach	3,725 [a]	133,057
		206,076
Consumer Services—12.6%
Advance Auto Parts	2,095	86,628
Chico’s FAS	2,800 [a]	131,740
Oshkosh Truck	1,965	111,474
Starbucks	2,650 [a]	96,248
Williams-Sonoma	2,000 [a]	80,980
		507,070
Energy—13.2%
BJ Services	2,510	78,588
Consol Energy	1,350	86,427
Grant Prideco	1,950 [a]	78,917
Smith International	2,050	79,397
Western Gas Resources	1,775	83,975
XTO Energy	3,050	127,764
		535,068
Financial Services—11.1%
Affiliated Managers Group	875 [a]	86,126
E*Trade Financial	5,825 [a]	149,003

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Legg Mason	850	111,002
T Rowe Price Group	1,350	103,653
		449,784
Health Care—10.7%
Coventry Health Care	1,700 [a]	101,354
DaVita	1,725 [a]	100,723
Gilead Sciences	2,190 [a]	136,371
Pharmaceutical Product Development	1,350	93,947
		432,395
Technology—22.7%
Adobe Systems	2,775	107,170
Akamai Technologies	3,585 [a]	95,003
Amphenol, Cl. A	2,125	106,739
Autodesk	2,130	80,194
Citrix Systems	2,850 [a]	92,226
Cognizant Technology Solutions, Cl. A	2,500 [a]	144,025
Harris	2,275	103,922
NAVTEQ	1,720 [a]	79,653
Satyam Computer Services, ADR	2,650	109,048
		917,980
Telecommunications—4.3%
Amdocs	2,425 [a]	80,316
NII Holdings	1,830 [a]	93,733
		174,049

8

Common Stocks (continued)	Shares	Value ($)

Transportation—5.7%
CH Robinson Worldwide	2,865	128,409
Expeditors International Washington	1,325	103,072
		231,481

Total Investments (cost $2,779,407)	98.7%	3,988,234
Cash and Receivables (Net)	1.3%	54,088
Net Assets	100.0%	4,042,322

ADR—American Depository Receipts.
[a] Non-income producing.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Technology	22.7	Transportation	5.7
Energy	13.2	Consumer Durables	5.1
Consumer Services	12.6	Telecommunications	4.3
Financial Services	11.1	Basic Industries	2.2
Capital Goods	11.1
Health Care	10.7		98.7

† Based on net assets.
See notes of financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments				2,779,407	3,988,234
Cash					38,436
Dividends receivable					1,232
Prepaid expenses					36,150
					4,064,052

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					637
Accrued expenses					21,093
					21,730

Net Assets ($)					4,042,322

Composition of Net Assets ($):
Paid-in capital					2,775,338
Accumulated investment (loss)—net					(23,297)
Accumulated net realized gain (loss) on investments					81,454
Accumulated net unrealized appreciation
(depreciation) on investments					1,208,827

Net Assets ($)					4,042,322

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	1,238,836	953,847	1,030,250	433,808	385,581
Shares Outstanding	58,603	46,211	49,802	20,329	18,353

Net Asset Value
Per Share ($)	21.14	20.64	20.69	21.34	21.01

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $274 foreign taxes withheld at source):
Unaffiliated issuers	8,712
Affiliated issuers	1,763
Total Income	10,475
Expenses:
Management fee—Note 3(a)	13,417
Registration fees	22,954
Auditing fees	18,580
Distribution fees—Note 3(b)	7,378
Shareholder servicing costs—Note 3(c)	6,086
Prospectus and shareholders’ reports	5,668
Custodian fees—Note 3(c)	1,277
Directors’ fees and expenses—Note 3(d)	147
Legal fees	37
Loan commitment fees—Note 2	6
Miscellaneous	2,946
Total Expenses	78,496
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(44,560)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(164)
Net Expenses	33,772
Investment (Loss)—Net	(23,297)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	82,520
Net unrealized appreciation (depreciation) on investments	389,762
Net Realized and Unrealized Gain (Loss) on Investments	472,282
Net Increase in Net Assets Resulting from Operations	448,985

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment (loss)—net	(23,297)	(42,033)
Net realized gain (loss) on investments	82,520	123,105
Net unrealized appreciation
(depreciation) on investments	389,762	465,344
Net Increase (Decrease) in Net Assets
Resulting from Operations	448,985	546,416

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(36,059)	(10,901)
Class B shares	(31,413)	(18,983)
Class C shares	(32,656)	(11,011)
Class R shares	(11,686)	(5,963)
Class T shares	(12,090)	(6,092)
Total Dividends	(123,904)	(52,950)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	341,584	308,532
Class B shares	30,019	379,097
Class C shares	34,532	357,183
Class R shares	62,453	20,441
Class T shares	3,242	37,182
Dividends reinvested:
Class A shares	34,929	10,711
Class B shares	27,822	17,655
Class C shares	30,893	10,260
Class R shares	11,686	5,963
Class T shares	11,531	5,808
Cost of shares redeemed:
Class A shares	(51,925)	(85,505)
Class B shares	(85,267)	(446,522)
Class C shares	(94)	(41,530)
Class R shares	(2,039)	(20,198)
Class T shares	(8,106)	(12,134)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	441,260	546,943
Total Increase (Decrease) in Net Assets	766,341	1,040,409

Net Assets ($):
Beginning of Period	3,275,981	2,235,572
End of Period	4,042,322	3,275,981
Undistributed investment (loss)—net	(23,297)	—

12

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	17,374	16,965
Shares issued for dividends reinvested	1,761	592
Shares redeemed	(2,619)	(4,542)
Net Increase (Decrease) in Shares Outstanding	16,516	13,015

Class B [a]
Shares sold	1,483	21,307
Shares issued for dividends reinvested	1,434	989
Shares redeemed	(4,327)	(24,476)
Net Increase (Decrease) in Shares Outstanding	(1,410)	(2,180)

Class C
Shares sold	1,816	19,257
Shares issued for dividends reinvested	1,589	574
Shares redeemed	(5)	(2,284)
Net Increase (Decrease) in Shares Outstanding	3,400	17,547

Class R
Shares sold	2,991	1,131
Shares issued for dividends reinvested	584	328
Shares redeemed	(103)	(1,103)
Net Increase (Decrease) in Shares Outstanding	3,472	356

Class T
Shares sold	168	2,043
Shares issued for dividends reinvested	584	322
Shares redeemed	(412)	(652)
Net Increase (Decrease) in Shares Outstanding	340	1,713

[a]	During the period ended February 28, 2006, 1,822 Class B shares representing $36,282 were automatically converted to 1,784 Class A shares and during the year ended August 31, 2005, 2,972 Class B shares representing
$54,554 were automatically converted to 2,923 Class A shares.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	February 28, 2006	Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.36	16.01	15.19	12.50
Investment Operations:
Investment (loss)—net [b]	(.10)	(.20)	(.18)	(.08)
Net realized and unrealized
gain (loss) on investments	2.56	3.90	1.00	2.77
Total from Investment Operations	2.46	3.70	.82	2.69
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	21.14	19.36	16.01	15.19

Total Return (%) [c]	12.94[d]	23.23	5.33	21.60[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98[d]	4.54	7.15	6.39[d]
Ratio of net expenses to average net assets	.76[d]	1.54	1.50	.64[d]
Ratio of net investment (loss)
to average net assets	(.47)[d]	(1.10)	(1.10)	(.53)[d]
Portfolio Turnover Rate	34.97[d]	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	1,239	815	465	463

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

14

Six Months Ended
	February 28, 2006	Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	18.98	15.84	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.17)	(.33)	(.30)	(.13)
Net realized and unrealized
gain (loss) on investments	2.51	3.82	.99	2.78
Total from Investment Operations	2.34	3.49	.69	2.65
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	20.64	18.98	15.84	15.15

Total Return (%) [c]	12.50[d]	22.21	4.56	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.38[d]	5.26	7.96	5.98[d]
Ratio of net expenses to average net assets	1.14[d]	2.27	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(.85)[d]	(1.83)	(1.85)	(.83)[d]
Portfolio Turnover Rate	34.97[d]	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	954	904	789	818

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)
Six Months Ended
	February 28, 2006	Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.01	15.82	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.16)	(.31)	(.30)	(.12)
Net realized and unrealized
gain (loss) on investments	2.52	3.85	.97	2.77
Total from Investment Operations	2.36	3.54	.67	2.65
Distributions:
Dividends from net realized gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	20.69	19.01	15.82	15.15

Total Return (%) [c]	12.59[d]	22.55	4.42	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.34[d]	5.19	7.66	7.49[d]
Ratio of net expenses to average net assets	1.10[d]	2.22	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(.81)[d]	(1.78)	(1.86)	(.84)[d]
Portfolio Turnover Rate	34.97[d]	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	1,030	882	456	290

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

Six Months Ended
	February 28, 2006	Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.49	16.06	15.21	12.50
Investment Operations:
Investment (loss)—net [b]	(.06)	(.14)	(.14)	(.06)
Net realized and unrealized
gain (loss) on investments	2.59	3.92	.99	2.77
Total from Investment Operations	2.53	3.78	.85	2.71
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	21.34	19.49	16.06	15.21

Total Return (%)	13.16[c]	23.73	5.52	21.76[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83[c]	4.16	6.81	7.10[c]
Ratio of net expenses to average net assets	.59[c]	1.20	1.25	.53[c]
Ratio of net investment (loss)
to average net assets	(.30)[c]	(.76)	(.85)	(.42)[c]
Portfolio Turnover Rate	34.97[c]	45.08	97.27	39.58[c]

Net Assets, end of period ($ X 1,000)	434	329	265	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
Six Months Ended
	February 28, 2006	Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.25	15.95	15.18	12.50
Investment Operations:
Investment (loss)—net [b]	(.11)	(.23)	(.22)	(.09)
Net realized and unrealized
gain (loss) on investments	2.55	3.88	.99	2.77
Total from Investment Operations	2.44	3.65	.77	2.68
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	21.01	19.25	15.95	15.18

Total Return (%) [c]	12.85[d]	23.07	5.00	21.52[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10[d]	4.67	7.31	7.32[d]
Ratio of net expenses to average net assets	.85[d]	1.71	1.75	.74[d]
Ratio of net investment (loss)
to average net assets	(.56)[d]	(1.27)	(1.36)	(.63)[d]
Portfolio Turnover Rate	34.97[d]	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	386	347	260	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Midcap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund.The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth & Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.”This change became effective March 15, 2006.

Dreyfus Service Corporation (the “Distributor”) a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously main- tained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money mar- ket fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligi- ble to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.
20

As of February 28, 2006, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 16,865 in Class A shares, 16,882 in Class B shares, 16,881 in Class C shares, 16,859 in Class R shares and 16,870 in Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code

22

of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005 were as follows: long-term capital gains $52,950.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2004 through August 31, 2006 that, if the fund’s aggregate expenses, exclu-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $44,560 during the period ended February 28, 2006.

During the period ended February 28, 2006, the Distributor retained $590 and $6 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $992 and $17 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $3,394, $3,538 and $446, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The

24

Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B, Class C and Class T shares were charged $1,269, $1,132, $1,179 and $446, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $1,432 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28 2006, the fund was charged $1,277 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,303, Rule 12b-1 distribution plan fees $1,203, shareholder services plan fees $685, custody fees $277, chief compliance officer fees $1,592 and transfer agency per account fees $365, which are offset against an expense reimbursement currently in effect in the amount of $5,788.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $1,491,327 and $1,234,511, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2006, accumulated net unrealized appreciation on investments was $1,208,827, consisting of $1,224,840 gross unrealized appreciation and $16,013 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

26

NOTES

For More Information

Dreyfus Premier	Transfer Agent &
Select Midcap Growth Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Structured Midcap Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Structured Midcap Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks. As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Midcap Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced total returns of 8.79% for Class A shares, 8.35% for Class B shares, 8.41% for Class C shares, 8.48% for Class R shares and 8.69% for Class T shares.1 In comparison, the fund’s benchmark, the Standard

& Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 9.35% for the same period.2 In addition, the Russell Midcap Index produced a total return of 8.90% for the same period. 3

A strong U.S. economy, improving corporate earnings and lower energy prices helped midcap stocks produce generally attractive results during the reporting period. However, the fund’s return fell short of its benchmark. Disappointing stock selections in the health care, energy and consumer staples areas overshadowed better performance among the fund’s information technology, financials, materials and industrials holdings.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a “bottom-up,” structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model which uses over 40 factors to identify and rank stocks based on:

  Fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises;
  Relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
  Future value, such as discounted present value measures;
  Long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons; and
  Additional factors, such as technical factors, trading by company insiders or share issuance/buy-back data.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a higher-ranked security in order to remain fully invested.

What other factors influenced the fund’s performance?

The midcap stock market generally benefited from stronger economic growth during the reporting period as evidenced by an improving labor market, better-than-expected corporate earnings and persistent strength in consumer spending. In addition, oil and gas prices, which hit an all-time high in the aftermath of Hurricane Katrina, moderated during the fourth quarter of 2005, and investors began to look forward to the end of the Federal Reserve Board’s credit-tightening campaign. As a result, investors continued to favor faster-growing companies, helping midcap stocks post higher returns than most large-cap companies.

The fund participated to a substantial degree in the midcap market’s strength.The fund enjoyed particularly solid returns during the reporting period in the technology sector, where several semiconductor capital equipment stocks rallied as the industry’s business fundamentals appeared to improve. The fund also benefited from its position in Western Digital, a leader in the hard drive industry. In the financials area, strong corporate earnings for commercial property and casualty insurer W.R. Berkley benefited the fund’s performance. In the materials area, sheetrock and building materials supplier USG Corporation saw its shares rebound after concerns eased regarding asbestos-related lawsuits. Finally, Joy Global, the worldwide mining machinery and services company, benefited from rising global demand for industrial commodities.

Despite these positive contributions to the fund’s relative performance, its returns lagged the S&P 400 Index due to disappointments among

4

a handful of individual stocks. For example, shares of life sciences company Invitrogen fell sharply when the firm failed to meet earnings expectations during the reporting period. Within the energy sector, returns from onshore contract drilling services company Patterson-UTI Energy were hurt by legal concerns stemming from allegations of accounting irregularities. Pilgrim’s Pride, a chicken processor in the consumer staples area, also lost value due to a steady decline in poultry prices as global avian flu concerns intensified.

What is the fund’s current strategy?

We have continued to employ our disciplined bottom-up security selection process to identify individual stocks that appear to be undervalued and poised for long-term growth. As part of our risk management strategy, we have maintained a generally neutral sector allocation strategy, in which the fund’s exposures to the market’s various industry groups roughly match those of the S&P 400 Index.As of the end of the reporting period, the largest percentage of the fund and S&P 400 Index’s assets was allocated to the financials, consumer discretionary and information technology areas. Conversely, stocks within the telecommunications services, consumer staples and materials areas comprised the smallest percentage of assets for the fund and the S&P 400 Index.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-
cap stock market performance.

The Fund	5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Midcap Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.99	$ 11.31	$ 11.01	$ 10.70	$ 8.18
Ending value (after expenses)	$1,087.90	$1,083.50	$1,084.10	$1,084.80	$1,086.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.76	$ 10.94	$ 10.64	$ 10.34	$ 7.90
Ending value (after expenses)	$1,018.10	$1,013.93	$1,014.23	$1,014.53	$1,016.96

  Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.19% for Class B, 2.13% for Class C, 2.07% for Class R and 1.58% for Class T multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Common Stocks—99.4%	Shares		Value ($)

Commercial Services—7.2%
Advent Software	6,200	[a]	172,360
Aramark, Cl. B	22,800		648,888
Arrow Electronics	12,200	[a]	424,438
Avnet	14,400	[a]	361,872
CDW	11,400		648,204
Ingram Micro, Cl. A	15,200	[a]	300,656
Manpower	15,400		826,056
MPS Group	32,300	[a]	489,022
SCP Pool	3,700		160,839
SEI Investments	13,900		580,881
			4,613,216
Communications—.4%
Nextel Partners, Cl. A	10,100	[a]	283,406
Consumer Durables—2.1%
KB Home	3,900		261,417
Lennar, Cl. A	4,100		245,426
Ryland Group	3,300		230,175
Standard-Pacific	3,600		118,260
Thor Industries	6,500		306,800
Toll Brothers	5,800	[a]	187,688
			1,349,766
Consumer Non-Durables—2.1%
Alberto-Culver	14,400	[a]	657,648
ConAgra Foods	17,400		365,922
Hormel Foods	9,100		313,313
			1,336,883
Consumer Services—5.1%
Brinker International	15,900		662,235
Career Education	34,400	[a]	1,129,696
Education Management	10,600	[a]	398,560
Entercom Communications	8,700		245,079
Meredith	7,100		391,139
Sotheby’s Holdings, Cl. A	19,500	[a]	411,840
			3,238,549

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology—11.1%
Adtran	3,300	90,816
Advanced Micro Devices	7,200 [a]	278,424
Amphenol, Cl. A	14,900	748,427
CommScope	29,000 [a]	695,710
Imation	11,400	499,890
Lam Research	23,300 [a]	1,004,230
Microchip Technology	10,400	366,080
National Semiconductor	21,000	589,050
Nvidia	11,800 [a]	556,134
Plexus	10,500 [a]	352,380
Precision Castparts	14,200	753,168
Varian	6,500 [a]	259,350
Western Digital	38,600 [a]	858,850
		7,052,509
Energy Minerals—4.7%
Arch Coal	5,200	380,172
Chesapeake Energy	19,200	570,048
Sunoco	8,500	629,850
Tesoro	6,100	368,501
Unit	8,600 [a]	457,262
XTO Energy	14,600	611,594
		3,017,427
Finance—18.2%
AG Edwards	9,100	406,770
American Financial Group/OH	12,200	505,080
Bear Stearns Cos.	5,000	672,200
CBL & Associates Properties	12,900	549,540
Comerica	9,400	538,808
E*Trade Financial	5,300 [a]	135,574
Fidelity National Financial	11,700	441,792
First American	7,700	324,632
First Horizon National	12,100	473,231
Host Marriott	19,700	382,771
HRPT Properties Trust	48,500	519,920
IndyMac Bancorp	13,600	527,952
Investors Financial Services	7,500	338,325

8

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Jefferies Group	9,300	530,472
Leucadia National	16,000	868,000
Lincoln National	5,900	334,943
Ohio Casualty	20,000	612,200
Old Republic International	43,900	934,631
Rayonier	12,150	523,665
Reinsurance Group of America	3,800	175,674
Sovereign Bancorp	9,100	189,553
Texas Regional Bancshares, Cl. A	7,200	222,336
Weingarten Realty Investors	10,100	397,738
WR Berkley	17,475	1,011,628
		11,617,435
Health Technology—7.4%
Applera-Applied Biosystems Group	9,900	279,873
Barr Pharmaceuticals	3,400 [a]	228,412
Dade Behring Holdings	12,000	437,760
Endo Pharmaceuticals Holdings	17,000 [a]	535,840
Hospira	10,400 [a]	412,880
Invitrogen	11,300 [a]	801,509
Kinetic Concepts	7,700 [a]	285,670
King Pharmaceuticals	33,000 [a]	536,250
Millennium Pharmaceuticals	77,200 [a]	809,056
STERIS	15,000	371,550
		4,698,800
Industrial Services—3.0%
Patterson-UTI Energy	37,300	1,027,615
Pride International	23,200 [a]	718,504
Smith International	4,800	185,904
		1,932,023
Non-Energy Minerals—4.2%
Freeport-McMoRan Copper & Gold, Cl. B	11,900	602,497
Louisiana-Pacific	22,600	642,518
Martin Marietta Materials	5,500	536,250
Nucor	4,700	404,435
Phelps Dodge	3,700	510,600
		2,696,300

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Process Industries—1.2%
Rohm & Haas	12,000	597,000
Sensient Technologies	9,900	177,408
		774,408
Producer Manufacturing—7.3%
Avery Dennison	11,400	684,000
Cummins	6,200	671,336
Herman Miller	23,800	718,522
Joy Global	16,350	843,006
Nordson	6,800	339,456
Thomas & Betts	16,400 [a]	806,880
Timken	21,600	619,488
		4,682,688
Retail Trade—5.4%
American Eagle Outfitters	21,400	544,416
Barnes & Noble	16,000	689,120
Claire’s Stores	19,700	631,188
Dollar General	20,500	357,110
Pacific Sunwear of California	23,800 [a]	566,678
Payless Shoesource	26,900 [a]	637,530
		3,426,042
Technology Services—7.5%
Ceridian	16,000 [a]	413,760
Checkfree	11,100 [a]	549,006
Community Health Systems	31,000 [a]	1,175,520
CSG Systems International	3,500 [a]	76,930
DST Systems	12,600 [a]	708,498
Fiserv	6,900 [a]	286,350
McAfee	31,300 [a]	728,038
Novell	58,800 [a]	559,188
Universal Health Services, Cl. B	5,900	296,357
		4,793,647
Transportation—4.6%
CSX	7,700	426,426
JB Hunt Transport Services	24,200	572,572
Landstar System	5,100	237,609

10

Common Stocks (continued)		Shares	Value ($)

Transportation (continued)
Norfolk Southern		12,600	644,868
Tidewater		19,800	1,034,550
			2,916,025
Utilities—7.9%
Alliant Energy		9,200	304,520
Energen		8,900	317,997
Energy East		17,100	428,526
Equitable Resources		21,400	778,104
KeySpan		17,200	700,900
Oneok		31,100	951,349
Sierra Pacific Resources		55,700 [a]	793,168
WPS Resources		14,000	735,700
			5,010,264

Total Investments (cost $58,118,115)		99.4%	63,439,388
Cash and Receivables (Net)		.6%	371,742
Net Assets		100.0%	63,811,130

[a] Non-income producing.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Finance	18.2	Commercial Services	7.2
Electronic Technology	11.1	Retail Trade	5.4
Utilities	7.9	Consumer Services	5.1
Technology Services	7.5	Other	22.3
Health Technology	7.4
Producer Manufacturing	7.3		99.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments				58,118,115	63,439,388
Cash					1,024,243
Receivable for investment securities sold					1,260,493
Receivable for shares of Common Stock subscribed					238,570
Dividends receivable					77,520
Prepaid expenses					31,431
					66,071,645

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					61,432
Payable for investment securities purchased					2,091,648
Payable for shares of Common Stock redeemed					53,085
Accrued expenses					54,350
					2,260,515

Net Assets ($)					63,811,130

Composition of Net Assets ($):
Paid-in capital					56,654,489
Accumulated investment (loss)—net					(49,777)
Accumulated net realized gain (loss) on investments					1,885,145
Accumulated net unrealized appreciation
(depreciation) on investments					5,321,273

Net Assets ($)					63,811,130

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	29,380,243	6,035,009	20,584,557	4,357,175	3,454,146
Shares Outstanding	1,559,421	331,523	1,131,131	229,758	185,127

Net Asset Value
Per Share ($)	18.84	18.20	18.20	18.96	18.66

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends	393,492
Interest	8,237
Income from securities lending	211
Total Income	401,940
Expenses:
Investment advisory fee—Note 3(a)	195,928
Shareholder servicing costs—Note 3(c)	110,462
Distribution fees—Note 3(b)	86,768
Registration fees	32,974
Professional fees	21,542
Prospectus and shareholders’ reports	12,002
Custodian fees—Note 3(c)	6,552
Directors’ fees and expenses—Note 3(d)	386
Loan commitment fees—Note 2	9
Miscellaneous	4,094
Total Expenses	470,717
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(6,114)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(9,147)
Net Expenses	455,456
Investment (Loss)—Net	(53,516)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,897,095
Net unrealized appreciation (depreciation) on investments	2,943,255
Net Realized and Unrealized Gain (Loss) on Investments	4,840,350
Net Increase in Net Assets Resulting from Operations	4,786,834

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment (loss)—net	(53,516)	(103,843)
Net realized gain (loss) on investments	1,897,095	1,567,724
Net unrealized appreciation
(depreciation) on investments	2,943,255	1,697,565
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,786,834	3,161,446

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(617,959)	(108,481)
Class B shares	(138,744)	(66,961)
Class C shares	(443,264)	(57,736)
Class R shares	(95,657)	(5,381)
Class T shares	(65,929)	(6,855)
Total Dividends	(1,361,553)	(245,414)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	10,772,260	17,035,236
Class B shares	1,029,535	4,061,702
Class C shares	6,541,831	12,233,284
Class R shares	2,028,359	2,110,599
Class T shares	1,629,198	2,297,996
Dividends reinvested:
Class A shares	508,918	99,868
Class B shares	107,790	62,672
Class C shares	213,216	27,444
Class R shares	95,657	5,381
Class T shares	58,743	5,888
Cost of shares redeemed:
Class A shares	(2,396,078)	(2,722,377)
Class B shares	(697,140)	(1,636,865)
Class C shares	(621,652)	(994,783)
Class R shares	(131,434)	(327,895)
Class T shares	(361,121)	(697,737)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	18,778,082	31,560,413
Total Increase (Decrease) in Net Assets	22,203,363	34,476,445

Net Assets ($):
Beginning of Period	41,607,767	7,131,322
End of Period	63,811,130	41,607,767
Undistributed investment income (loss)—net	(49,777)	3,739

14

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	599,256	1,008,951
Shares issued for dividends reinvested	28,211	6,138
Shares redeemed	(133,144)	(162,665)
Net Increase (Decrease) in Shares Outstanding	494,323	852,424

Class B [a]
Shares sold	58,460	249,392
Shares issued for dividends reinvested	6,170	3,944
Shares redeemed	(39,989)	(100,826)
Net Increase (Decrease) in Shares Outstanding	24,641	152,510

Class C
Shares sold	376,507	745,925
Shares issued for dividends reinvested	12,211	1,728
Shares redeemed	(35,199)	(59,242)
Net Increase (Decrease) in Shares Outstanding	353,519	688,411

Class R
Shares sold	116,187	118,523
Shares issued for dividends reinvested	5,247	328
Shares redeemed	(7,163)	(19,483)
Net Increase (Decrease) in Shares Outstanding	114,271	99,368

Class T
Shares sold	92,115	134,133
Shares issued for dividends reinvested	3,286	364
Shares redeemed	(20,856)	(40,496)
Net Increase (Decrease) in Shares Outstanding	74,545	94,001

[a]	During the period ended February 28, 2006, 8,402 Class B shares representing $149,795 were automatically converted to 8,132 Class A shares and during the period ended August 31, 2005, 7,124 Class B shares representing $116,697 were automatically converted to 6,941 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	17.75	14.74	12.88	10.84	11.79	12.50
Investment Operations:
Investment income (loss)—net [b]	.02	(.02)	(.01)	(.04)	(.05)	.00[c]
Net realized and unrealized
gain (loss) on investments	1.52	3.36	1.87	2.08	(.82)	(.71)
Total from Investment Operations	1.54	3.34	1.86	2.04	(.87)	(.71)
Distributions:
Dividends from
investment income—net	—	—	—	—	(.08)	—
Dividends from net realized
gain on investments	(.45)	(.33)	—	—	—	—
Total Distributions	(.45)	(.33)	—	—	(.08)	—
Net asset value, end of period	18.84	17.75	14.74	12.88	10.84	11.79

Total Return (%) [d]	8.79[e]	22.88	14.35	18.91	(7.47)	(5.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68[e]	1.71	3.05	5.50	8.41	1.65[e]
Ratio of net expenses
to average net assets	.67[e]	1.46	1.50	1.50	1.50	.26[e]
Ratio of net investment income
(loss) to average net assets	.10[e]	(.11)	(.12)	(.35)	(.47)	.03[e]
Portfolio Turnover Rate	68.12[e]	160.45	90.83	109.53	96.81	24.76[e]

Net Assets, end of period
($ x 1,000)	29,380	18,910	3,135	1,310	623	660

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	17.23	14.43	12.72	10.78	11.78	12.50
Investment Operations:
Investment (loss)—net [b]	(.06)	(.15)	(.13)	(.12)	(.14)	(.01)
Net realized and unrealized
gain (loss) on investments	1.48	3.28	1.84	2.06	(.82)	(.71)
Total from Investment Operations	1.42	3.13	1.71	1.94	(.96)	(.72)
Distributions:
Dividends from
investment income—net	—	—	—	—	(.04)	—
Dividends from net realized
gain on investments	(.45)	(.33)	—	—	—	—
Total Distributions	(.45)	(.33)	—	—	(.04)	—
Net asset value, end of period	18.20	17.23	14.43	12.72	10.78	11.78

Total Return (%) [c]	8.35[d]	21.90	13.44	18.00	(8.15)	(5.76)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10[d]	2.62	3.81	6.34	9.16	1.78[d]
Ratio of net expenses
to average net assets	1.09[d]	2.30	2.25	2.25	2.25	.39[d]
Ratio of net investment (loss)
to average net assets	(.33)[d]	(.96)	(.88)	(1.11)	(1.22)	(.11)[d]
Portfolio Turnover Rate	68.12[d]	160.45	90.83	109.53	96.81	24.76[d]

Net Assets, end of period
($ x 1,000)	6,035	5,288	2,228	1,182	615	660

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	17.23	14.42	12.71	10.77	11.78	12.50
Investment Operations:
Investment (loss)—net [b]	(.05)	(.15)	(.12)	(.12)	(.14)	(.01)
Net realized and unrealized
gain (loss) on investments	1.47	3.29	1.83	2.06	(.83)	(.71)
Total from Investment Operations	1.42	3.14	1.71	1.94	(.97)	(.72)
Distributions:
Dividends from
investment income—net	—	—	—	—	(.04)	—
Dividends from net realized
gain on investments	(.45)	(.33)	—	—	—	—
Total Distributions	(.45)	(.33)	—	—	(.04)	—
Net asset value, end of period	18.20	17.23	14.42	12.71	10.77	11.78

Total Return (%) [c]	8.41[d]	21.91	13.45	18.01	(8.20)	(5.76)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06[d]	2.45	3.81	6.41	9.16	1.79[d]
Ratio of net expenses
to average net assets	1.05[d]	2.25	2.25	2.25	2.25	.40[d]
Ratio of net investment (loss)
to average net assets	(.29)[d]	(.90)	(.87)	(1.12)	(1.22)	(.11)
Portfolio Turnover Rate	68.12[d]	160.45	90.83	109.53	96.81	24.76[d]

Net Assets, end of period
($ x 1,000)	20,585	13,395	1,286	320	219	226

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	17.91	14.85	12.94	10.85	11.80	12.50
Investment Operations:
Investment income (loss)—net [b]	(.04)	.00[c]	.03	(.01)	(.03)	.01
Net realized and unrealized
gain (loss) on investments	1.54	3.39	1.88	2.10	(.82)	(.71)
Total from Investment Operations	1.50	3.39	1.91	2.09	(.85)	(.70)
Distributions:
Dividends from
investment income—net	—	—	—	—	(.10)	—
Dividends from net realized
gain on investments	(.45)	(.33)	—	—	—	—
Total Distributions	(.45)	(.33)	—	—	(.10)	—
Net asset value, end of period	18.96	17.91	14.85	12.94	10.85	11.80

Total Return (%)	8.48[d]	23.05	14.67	19.36	(7.29)	(5.60)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[d]	1.73	2.84	5.41	8.15	1.61[d]
Ratio of net expenses
to average net assets	1.03[d]	1.29	1.25	1.25	1.25	.22[d]
Ratio of net investment income
(loss) to average net assets	(.25)[d]	.05	.11	(.07)	(.22)	.07[d]
Portfolio Turnover Rate	68.12[d]	160.45	90.83	109.53	96.81	24.76[d]

Net Assets, end of period
($ x 1,000)	4,357	2,068	239	209	175	189

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value,
beginning of period	17.60	14.65	12.83	10.82	11.79	12.50
Investment Operations:
Investment (loss)—net [b]	(.00)[c]	(.05)	(.04)	(.06)	(.08)	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.51	3.33	1.86	2.07	(.82)	(.71)
Total from Investment Operations	1.51	3.28	1.82	2.01	(.90)	(.71)
Distributions:
Dividends from
investment income—net	—	—	—	—	(.07)	—
Dividends from net realized
gain on investments	(.45)	(.33)	—	—	—	—
Total Distributions	(.45)	(.33)	—	—	(.07)	—
Net asset value, end of period	18.66	17.60	14.65	12.83	10.82	11.79

Total Return (%) [d]	8.69[e]	22.60	14.10	18.67	(7.67)	(5.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79[e]	1.93	3.34	5.92	8.65	1.70[e]
Ratio of net expenses
to average net assets	.78[e]	1.71	1.75	1.75	1.75	.31[e]
Ratio of net investment (loss)
to average net assets	(.02)[e]	(.32)	(.39)	(.57)	(.72)	(.02)[e]
Portfolio Turnover Rate	68.12[e]	160.45	90.83	109.53	96.81	24.76[e]

Net Assets, end of period
($ x 1,000)	3,454	1,947	243	206	174	189

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Midcap Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Funds,Inc.”to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously main- tained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.
22

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or

24

loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005 were as follows: long-term capital gains $245,414.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under the line of credit.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2005 through August 31, 2006, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fee, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $6,114 during the period ended February 28, 2006.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	25%
$100 million up to $1 billion	20%
$1 billion up to $1.5 billion	16%
In excess of $1.5 billion	10%

During the period ended February 28, 2006, the Distributor retained $13,922 and $13 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $10,019 and $2,520 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and

26

.25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $20,277, $63,192 and $3,299, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B, Class C and Class T shares were charged $29,929, $6,759, $21,064 and $3,299, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $14,590 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $6,552 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $27,695, Rule 12b-1 distribution plan fees $15,772, shareholder

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

services plan fees $11,263, custody fees $3,311, chief compliance officer fees $1,592 and transfer agency per account fees $5,077, which are offset against an expense reimbursement currently in effect in the amount of $3,278.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $54,962,800, and $35,363,512, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $5,321,273, consisting of $6,639,096 gross unrealized appreciation and $1,317,823 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

28

For More Information

Dreyfus Premier	Custodian

Structured Midcap Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Franklin Portfolio Associates, LLC	Distributor

One Boston Place
Dreyfus Service Corporation
Boston, MA 02108
200 Park Avenue

New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Structured Large Cap
Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Structured Large Cap Value Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks.As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation
March 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

Oliver Buckley, Portfolio Manager

How did Dreyfus Premier Structured Large Cap Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced total returns of 5.40% for Class A shares, 5.01% for Class B shares, 5.05% for Class C shares, 5.50% for Class R shares and 5.30% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), provided a 7.33% total return for the same period.2

Despite rising interest rates and high energy prices, a brief market rally during the fourth quarter of 2005 helped large-cap stocks post respectable gains for the reporting period.While the fund participated in most of the market’s rise, disappointments among individual holdings across a variety of industry groups caused its returns to fall short of the benchmark.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies included in the Russell 1000 Value Index at the time of purchase.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings.

We select stocks using a “bottom-up” structured approach that seeks to identify undervalued securities through a quantitative screening process. This process is driven by a proprietary quantitative model which uses over 40 factors to identify and rank stocks based on:

  Fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises;
  Relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
  Future value, such as discounted present value methods;
  Long-term growth, based on measures that reflect changes in estimated long-term earnings growth over multiple time periods; and
  Additional factors, such as technical factors, trading by company insid- ers or share issuance/buyback data.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to remain fully invested. We attempt to maintain a neutral exposure to sectors relative to the Russell 1000 Value Index. Within each sector, we overweight the most attractive stocks and underweight or avoid the stocks that have been ranked least attractive.

What other factors influenced the fund’s performance?

Although the fund posted positive absolute returns during the reporting period, its returns trailed the benchmark primarily due to lackluster returns from shares identified by several of the valuation components of our quantitative security selection process. Our valuation model seeks to identify stocks trading at attractive prices relative to financial measures such as earnings, sales, cash flow, book value, dividend yield and future growth prospects. However, stocks meeting these criteria generally did not advance during the reporting period, primarily because investors were more interested in growth-oriented characteristics than value-oriented ones. Indeed, our momentum model, which typically finds opportunities among more growth-oriented companies, worked relatively well. However, the fund’s momentum-related gains were not enough to offset lagging relative performance from their more value-oriented counterparts.

For example, the fund’s holdings in the energy sector tended to emphasize large integrated oil companies, such as Exxon Mobil and Chevron, which we regarded as more attractively valued than the smaller energy companies that led the sector. Similarly, in the financial services area, we focused mostly on regional banks, such as National City Corp. and SunTrust Banks, instead of better-performing money

4

center banks. In addition, a number of stocks in other industry groups produced below-average returns for company-specific reasons, including teen apparel retailer American Eagle Outfitters, wireless handset manufacturer Motorola, biotechnology firm Invitrogen and food processor Pilgrim’s Pride.

On the other hand, the fund’s positive absolute returns were supported by successful stock selections in a number of areas. In the basic materials sector, mini-mill steel company Nucor rose on strong earnings and a positive demand outlook, and mining company Phelps Dodge gained value as commodity prices continued to rise. Building materials supplier USG fared well as asbestos-related litigation concerns eased. In the technology sector, Apple Computer posted impressive gains driven by strong sales of its iPod music and video player.

What is the fund’s current strategy?

We have continued to employ the models that comprise our quantitative investment process, maintaining a generally sector-neutral strategy that attempts to add value through individual stock selections.We remain confident that longer-term trends will reward the underlying growth and value characteristics on which our stock selection model relies, and that the portfolio is well positioned for future growth.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Large Cap Value Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.44	$ 11.13	$ 11.19	$ 5.91	$ 8.40
Ending value (after expenses)	S1,054.00	$1,050.10	$1,050.50	$1,055.00	$1,053.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.30	$ 10.94	$ 10.99	$ 5.81	$ 8.25
Ending value (after expenses)	$1,017.55	$1,013.93	$1,013.88	$1,019.04	$1,016.61

  Expenses are equal to the fund’s annualized expense ratio of 1.46% for Class A, 2.19% for Class B, 2.20% for Class C, 1.16% for Class R and 1.65% for Class T, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Common Stocks—99.7%	Shares		Value ($)

Banking—15.5%
Bank of America	2,100		96,285
Huntington Bancshares/OH	500		12,025
Keycorp	1,400		52,178
National City	1,600		55,680
SunTrust Banks	700		50,659
Wachovia	1,100		61,677
Washington Mutual	1,300		55,510
Wells Fargo & Co.	800		51,360
			435,374
Commercial Services—4.5%
AmerisourceBergen	1,000		45,990
Ingram Micro, Cl. A	1,400	[a]	27,692
Manpower	200		10,728
RR Donnelley & Sons	1,200		40,392
			124,802
Communications—4.1%
AT & T	2,000		55,180
CenturyTel	500		17,990
Verizon Communications	1,000		33,700
Viacom, Cl. B	200	[a]	7,992
			114,862
Consumer Durables—1.3%
DR Horton	366		12,484
Goodyear Tire & Rubber	1,600	[a]	22,928
			35,412
Consumer Non-Durables—3.9%
Coca-Cola	700		29,379
Dean Foods	300	[a]	11,241
Molson Coors Brewing, Cl. B	200		12,550
Pepsi Bottling Group	800		23,488
Reynolds American	300		31,845
			108,503

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services—2.3%
News, Cl. A	2,000	32,560
Walt Disney	1,100	30,789
		63,349
Electronic Technology—5.3%
Advanced Micro Devices	200 [a]	7,734
Lockheed Martin	300	21,861
Motorola	2,900	62,060
Northrop Grumman	500	32,050
Raytheon	600	26,040
		149,745
Energy Minerals—12.9%
Chevron	900	50,832
ConocoPhillips	1,500	91,440
Exxon Mobil	3,700	219,669
		361,941
Finance—19.7%
Bear Stearns Cos.	200	26,888
CBL & Associates Properties	400	17,040
Cincinnati Financial	540	23,955
CIT Group	300	16,131
Citigroup	900	41,733
Countrywide Financial	1,300	44,824
First American	400	16,864
HCC Insurance Holdings	200	6,438
Host Marriott	1,100	21,373
Kimco Realty	300	10,779
Lehman Brothers Holdings	600	87,570
Leucadia National	200	10,850
Merrill Lynch & Co.	400	30,884
Metlife	1,400	70,168
Morgan Stanley	500	29,830
Prudential Financial	900	69,336
Rayonier	300	12,930
Safeco	300	15,453
		553,046

8

Common Stocks (continued)	Shares	Value ($)

Health Technology—3.9%
King Pharmaceuticals	1,100 [a]	17,875
Merck & Co.	1,400	48,804
Pfizer	1,600	41,904
		108,583
Non-Energy Minerals—3.7%
Louisiana-Pacific	1,000	28,430
Nucor	400	34,420
Phelps Dodge	300	41,400
		104,250
Process Industries—1.1%
Rohm & Haas	600	29,850
Producer Manufacturing—3.1%
Avery Dennison	500	30,000
General Electric	1,700	55,879
		85,879
Retail Trade—2.0%
American Eagle Outfitters	700	17,808
Autonation	900 [a]	18,819
Barnes & Noble	200	8,614
IAC/InterActiveCorp	400 [a]	11,696
		56,937
Technology Services—4.2%
Aetna	400	20,400
Community Health Systems	700 [a]	26,544
International Business Machines	900	72,216
		119,160
Transportation—3.4%
CSX	500	27,690
Norfolk Southern	1,000	51,180
Tidewater	300	15,675
		94,545
Utilities—8.8%
American Electric Power	600	21,900
Consolidated Edison	400	18,348
Duke Energy	2,000	56,800

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)		Shares	Value ($)

Utilities (continued)
Edison International		1,500	66,540
KeySpan		400	16,300
Oneok		900	27,531
PG & E		1,000	38,050
			245,469

Total Investments (cost $2,457,182)		99.7%	2,791,707
Cash and Receivables (Net)		.3%	9,655
Net Assets		100.0%	2,801,362

[a] Non-income producing.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Finance	19.7	Technology Services	4.2
Banking	15.5	Communications	4.1
Energy Minerals	12.9	Health Technology	3.9
Utilities	8.8	Consumer Non-Durables	3.9
Electronic Technology	5.3	Other	16.9
Commercial Services	4.5		99.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments				2,457,182	2,791,707
Cash					28,563
Dividends receivable					9,039
Prepaid expenses					26,264
Due from The Dreyfus Corporation and affiliates—Note 3(c)					4,071
					2,859,644

Liabilities ($):
Accrued expenses and other liabilities					58,282

Net Assets ($)					2,801,362

Composition of Net Assets ($):
Paid-in capital					2,423,844
Accumulated undistributed investment income—net					11,488
Accumulated net realized gain (loss) on investments					31,505
Accumulated net unrealized appreciation
(depreciation) on investments					334,525

Net Assets ($)					2,801,362

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	537,983	578,423	643,039	528,028	513,889
Shares Outstanding	36,572	39,449	43,894	35,859	34,952

Net Asset Value
Per Share ($)	14.71	14.66	14.65	14.73	14.70

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended February 28, 2006 (Unaudited)
Investment Income ($):
Income:
Cash dividends	35,051
Income from securities lending	56
Interest	20
Total Income	35,127
Expenses:
Investment advisory fee—Note 3(a)	10,001
Registration fees	24,610
Auditing fees	20,158
Prospectus and shareholders’ reports	5,567
Distribution fees—Note 3(b)	4,988
Shareholder servicing costs—Note 3(c)	3,233
Custodian fees—Note 3(c)	1,563
Directors’ fees and expenses—Note 3(d)	140
Legal fees	34
Miscellaneous	3,787
Total Expenses	74,081
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(50,111)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(477)
Net Expenses	23,493
Investment income—Net	11,634

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	62,547
Net unrealized appreciation (depreciation) on investments	65,749
Net Realized and Unrealized Gain (Loss) on Investments	128,296
Net Increase in Net Assets Resulting from Operations	139,930

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	11,634	15,721
Net realized gain (loss) on investments	62,547	131,552
Net unrealized appreciation
(depreciation) on investments	65,749	223,211
Net Increase (Decrease) in Net Assets
Resulting from Operations	139,930	370,484

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,332)	(4,736)
Class B shares	—	(2,014)
Class C shares	(207)	(2,035)
Class R shares	(4,416)	(5,838)
Class T shares	(2,069)	(3,712)
Net realized gain on investments:
Class A shares	(29,032)	(7,840)
Class B shares	(32,263)	(8,810)
Class C shares	(35,431)	(8,596)
Class R shares	(28,357)	(7,859)
Class T shares	(28,041)	(7,840)
Total Dividends	(163,148)	(59,280)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	11,752	9,589
Class B shares	1,145	21,404
Class C shares	27,075	70,125
Class R shares	5,000	2,000

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	31,791	12,576
Class B shares	28,649	9,632
Class C shares	30,283	9,771
Class R shares	32,773	13,697
Class T shares	30,110	11,552
Cost of shares redeemed:
Class A shares	(94)	(10,337)
Class B shares	(8,675)	(105)
Class C shares	(107)	(96)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	189,702	149,808
Total Increase (Decrease) in Net Assets	166,484	461,012

Net Assets ($):
Beginning of Period	2,634,878	2,173,866
End of Period	2,801,362	2,634,878
Undistributed investment income—net	11,488	9,878

14

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A
Shares sold	796	644
Shares issued for dividends reinvested	2,236	909
Shares redeemed	(7)	(730)
Net Increase (Decrease) in Shares Outstanding	3,025	823

Class B
Shares sold	80	1,478
Shares issued for dividends reinvested	2,018	696
Shares redeemed	(602)	(7)
Net Increase (Decrease) in Shares Outstanding	1,496	2,167

Class C
Shares sold	1,860	4,846
Shares issued for dividends reinvested	2,134	706
Shares redeemed	(8)	(7)
Net Increase (Decrease) in Shares Outstanding	3,986	5,545

Class R
Shares sold	351	139
Shares issued for dividends reinvested	2,303	990
Net Increase (Decrease) in Shares Outstanding	2,654	1,129

Class T
Shares issued for dividends reinvested	2,117	835

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	14.89	13.05	12.50
Investment Operations:
Investment income—net [b]	.09	.14	.08
Net realized and unrealized
gain (loss) on investments	.68	2.10	.47
Total from Investment Operations	.77	2.24	.55
Distributions:
Dividends from investment income—net	(.10)	(.15)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.95)	(.40)	—
Net asset value, end of period	14.71	14.89	13.05

Total Return (%) [c]	5.40[d]	17.34	4.40[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.59[d]	4.96	7.32[d]
Ratio of net expenses to average net assets	.72[d]	1.47	1.00[d]
Ratio of net investment income
to average net assets	.58[d]	.97	.61[d]
Portfolio Turnover Rate	43.86[d]	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	538	499	427

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized
See notes to financial statements.

16

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	14.80	12.98	12.50
Investment Operations:
Investment income—net [b]	.03	.03	.01
Net realized and unrealized
gain (loss) on investments	.68	2.10	.47
Total from Investment Operations	.71	2.13	.48
Distributions:
Dividends from investment income—net	—	(.06)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.85)	(.31)	—
Net asset value, end of period	14.66	14.80	12.98

Total Return (%) [c]	5.01[d]	16.50	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.95[d]	5.71	7.84[d]
Ratio of net expenses to average net assets	1.09[d]	2.23	1.51[d]
Ratio of net investment income
to average net assets	.22[d]	.21	.11[d]
Portfolio Turnover Rate	43.86[d]	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	578	562	465
[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	14.79	12.98	12.50
Investment Operations:
Investment income—net [b]	.03	.03	.01
Net realized and unrealized
gain (loss) on investments	.69	2.09	.47
Total from Investment Operations	.72	2.12	.48
Distributions:
Dividends from investment income—net	(.01)	(.06)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.86)	(.31)	—
Net asset value, end of period	14.65	14.79	12.98

Total Return (%) [c]	5.05[d]	16.44	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.96[d]	5.71	7.83[d]
Ratio of net expenses to average net assets	1.09[d]	2.24	1.51[d]
Ratio of net investment income
to average net assets	.22[d]	.20	.11[d]
Portfolio Turnover Rate	43.86[d]	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	643	590	446
[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized
See notes to financial statements.

18

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	14.92	13.07	12.50
Investment Operations:
Investment income—net [b]	.11	.17	.10
Net realized and unrealized
gain (loss) on investments	.68	2.11	.47
Total from Investment Operations	.79	2.28	.57
Distributions:
Dividends from investment income—net	(.13)	(.18)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.98)	(.43)	—
Net asset value, end of period	14.73	14.92	13.07

Total Return (%)	5.50[c]	17.68	4.56[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.44[c]	4.70	7.15[c]
Ratio of net expenses to average net assets	.57[c]	1.22	.84[c]
Ratio of net investment income
to average net assets	.73[c]	1.22	.78[c]
Portfolio Turnover Rate	43.86[c]	82.50	57.46[c]

Net Assets, end of period ($ x 1,000)	528	495	419
[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	14.86	13.03	12.50
Investment Operations:
Investment income—net [b]	.07	.10	.06
Net realized and unrealized
gain (loss) on investments	.68	2.10	.47
Total from Investment Operations	.75	2.20	.53
Distributions:
Dividends from investment income—net	(.06)	(.12)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.91)	(.37)	—
Net asset value, end of period	14.70	14.86	13.03

Total Return (%) [c]	5.30[d]	17.02	4.24[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.68[d]	5.20	7.49[d]
Ratio of net expenses to average net assets	.82[d]	1.71	1.17[d]
Ratio of net investment income
to average net assets	.49[d]	.72	.44[d]
Portfolio Turnover Rate	43.86[d]	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	514	488	417
[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Large Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unreal-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously main- tained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money mar- ket fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligi- ble to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.
22

shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

As of February 28, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 35,112 Class A shares, 34,662 Class B shares, 34,681 Class C shares, 35,275 Class R shares and 34,952 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income

24

on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005 were as follows: ordinary income $59,035 and long-term capital gains $245. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2005 through August 31, 2006 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees,shareholder services plan fees and extraordinary expenses,exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The expense reimbursement, pursuant to the undertaking, amounted to $50,111 during the period ended February 28, 2006.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	25%
$100 million up to $1 billion	20%
$1 billion up to $1.5 billion	16%
In excess of $1.5 billion	10%

During the period ended February 28, 2006, the Distributor retained $31 from commissions earned on sales of the fund’s Class A shares and $192 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the

26

value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $2,099, $2,276 and $613, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B, Class C and Class T shares were charged $637, $700, $758 and $613, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $458 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $1,563 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $1,602, Rule 12b-1 distribution plan fees $797, shareholder services plan fees $434, custodian fees $210, chief compliance officer fees

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$1,592 and transfer agency per account fees $91 which are offset against an expense reimbursement currently in effect in the amount of $8,797.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $1,177,647 and $1,180,696, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $334,525, consisting of $349,379 gross unrealized appreciation and $14,854 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

28

For More	Information

Dreyfus Premier	Custodian

Structured Large Cap
Mellon Bank, N.A.
Value Fund
One Mellon Bank Center
200 Park Avenue
Pittsburgh, PA 15258
New York, NY 10166

Transfer Agent &

Investment Adviser	Dividend Disbursing Agent

The Dreyfus Corporation
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Sub-Investment Adviser	Distributor

Franklin Portfolio Associates, LLC
Dreyfus Service Corporation
One Boston Place
200 Park Avenue
Boston, MA 02108
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Small Company Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Company Growth Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks. As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation
March 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

Randy Watts, Portfolio Manager

How did Dreyfus Premier Small Company Growth Fund perform relative to its benchmark?

During the six-month period ended February 28, 2006, the fund produced total returns of 8.10% for Class A shares, 7.65% for Class B shares, 7.65% for Class C shares, 8.21% for Class R shares and 7.64% for Class T shares.1 In comparison, the Russell 2000 Growth Index, the fund’s benchmark, produced an 11.69% total return for the same period.2

Despite rising short-term interest rates and high energy prices, a growing economy and intensifying mergers-and-acquisitions activity supported small-cap stock prices. The fund’s returns fell short of the benchmark, primarily due to disappointments in the technology, consumer discretionary and consumer staples sectors.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation.To pursue this goal,the fund normally invests at least 80% of its assets in the stocks of small companies. The fund invests in growth companies that the manager believes have solid market positions,visionary leadership and reasonable financial strength.The fund may also invest up to 35% of its assets in foreign companies.

The fund’s strategy combines market economics with fundamental research.The portfolio manager begins by assessing current economic conditions and forecasting economic expectations. Each industry sector of the Russell 2000 Growth Index is examined to determine the sector’s market-capitalized weighting and to estimate the performance of the sector relative to the index as a whole. A balance is determined for the fund, giving greater relative weight to sectors that are expected to outperform the overall market.

The fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as the loss of competitive advantage, a failure in management execution or deteriorating capital structure.The fund also may sell stocks when the manager’s valuation of a sector has changed.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

As they have for nearly six years, small-cap stocks continued to outpace large-cap stocks during the reporting period. Investor sentiment has been supported by a steadily growing economy, low inflation and an increase in mergers-and-acquisitions activity, which more than offset the twin drags of higher interest rates and energy prices.

The fund scored a number of successes in the health care and energy sectors. During the period, medical devices producer Conceptus rose on the strength of its permanent birth control product, JNJ’s acquisition of insulin delivery company Animas was completed, and Iris International experienced robust sales growth for in-vitro diagnostic systems.Among health care providers, veterinary hospitals operator VCA Antech benefited from strength in high-quality pet care and diagnostic services, while Internet medical services portal Emdeon Corp., completed a successful tender offer and is gaining further investor attention due to its attractive assets as the largest base of physician-practice management software and transaction network. In the energy sector, the fund achieved particularly strong results from its investments in drilling equipment supplier Dril-Quip and energy services company Tidewater.

However, the fund’s relative performance was hindered by disappointing stock selections in the technology sector, an area of emphasis during the reporting period. Unfortunate timing in the sale of microchip manufacturer Cypress Semiconductor prevented the fund from capturing subsequent gains, while Exar Corp. gave uninspiring guidance that pressured the stock. Electronic equipment producer Mercury Computer Systems was hurt by changes to the Department of Defense budget. Among software producers, Internet security company McAfee suffered an earnings shortfall as investors begin to question the company’s ability to grow revenues, and application developer FileNet reported solid quarterly earnings but gave conservative guidance to the chagrin of investors. Technology services provider ManTech International was hurt by a late Department of Defense budget and weaker-than-expected GSA sales.

In the consumer discretionary area, media holding Emmis Communications suffered from anemic advertising growth, and Lion’s Gate Entertainment, the world’s largest independent film producer, saw

4

quarterly earnings decline in the wake of a slowing DVD market, which raised questions over the value of their film library.While we continue to like the longer-term growth prospects of these companies, we eliminated the fund’s position in Marvel Entertainment after the company reported weak quarterly earnings and gave disappointing fiscal year guidance, a sign that the company is unable to extract full value from its well-known comic book characters. Finally, some consumer staples holdings that had performed well in previous reporting periods gave back some of their gains as investors shifted their attention to higher-growth areas.

What is the fund’s current strategy?

After several years of strong results, we believe that small-cap performance going forward may be determined more by the strengths and weaknesses of individual stocks than broad market trends, especially if the Federal Reserve Board is too aggressive in implementing additional interest-rate increases. In our view, our security selection process — which emphasizes fundamentally strong companies with talented management teams and sound finances — is particularly well suited to a more selective market environment.We recently have found a number of opportunities meeting our criteria in the technology sector, which appears poised to benefit from greater corporate capital spending, and the industrials area, where global growth remains robust.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.Total returns are calculated on a month-end basis.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Company Growth Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.31	$ 12.72	$ 12.82	$ 7.49	$ 9.78
Ending value (after expenses)	$1,081.00	$1,076.50	$1,076.50	$1,082.10	$1,076.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.05	$ 12.33	$ 12.42	$ 7.25	$ 9.49
Ending value (after expenses)	$1,016.81	$1,012.55	$1,012.45	$1,017.60	$1,015.37

  Expenses are equal to the fund’s annualized expense ratio of 1.61% for Class A, 2.47% for Class B, 2.49% for Class C, 1.45% for Class R and 1.90% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Common Stocks—96.7%	Shares		Value ($)

Banking—1.4%
Center Financial	804		18,629
First Community Bancorp/CA	780		46,581
Mercantile Bank	317		12,309
			77,519
Basic Industries—2.6%
Alaska Air Group	1,240	[a]	39,742
Central Garden & Pet	670	[a]	36,421
Cleveland-Cliffs	260		22,373
Consol Energy	800		51,216
			149,752
Broadcasting & Publishing—3.7%
DreamWorks Animation SKG, Cl. A	1,040	[a]	28,080
Lions Gate Entertainment	7,120	[a,b]	64,294
Marchex, Cl. B	1,670	[a,b]	36,640
Outdoor Channel Holdings	2,180	[a]	28,602
Playboy Enterprises, Cl. B	4,140	[a]	57,380
			214,996
Building & Construction—1.8%
Interline Brands	1,710	[a]	39,758
Washington Group International	1,120		65,374
			105,132
Capital Goods—3.6%
Avid Technology	950	[a]	44,498
H&E Equipment Services	500	[a]	12,545
Kennametal	970		56,726
Quanta Services	3,310	[a]	45,314
Wabtec	1,490		49,215
			208,298
Casinos & Gaming—.7%
Penn National Gaming	1,220	[a]	42,310
Consumer Cyclical—1.0%
Too	1,970	[a]	59,947
Consumer Durables—1.7%
Church & Dwight	2,110		72,858
LoJack	1,170	[a]	26,618
			99,476

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Non-Durables—1.6%
Inter Parfums	2,580	45,150
Peet’s Coffee & Tea	1,650 [a]	49,401
		94,551
Consumer Services—5.9%
California Pizza Kitchen	1,660 [a]	49,900
Educate	1,980 [a]	17,048
Pacific Sunwear of California	2,450 [a]	58,334
Performance Food Group	1,930 [a]	56,684
Sourcecorp	1,150 [a]	29,440
Tractor Supply	900 [a]	56,862
Watson Wyatt Worldwide, Cl. A	2,280	69,677
		337,945
Consumer Staples—1.2%
Hain Celestial Group	2,840 [a]	66,286
Electronics—2.3%
Cymer	1,820 [a]	81,863
F5 Networks	440 [a]	29,841
Unica	1,420 [a]	17,594
		129,298
Energy—5.0%
Atmos Energy	1,630	43,032
Dril-Quip	600 [a]	30,480
Encore Acquisition	1,760 [a]	53,926
Global Industries	2,300 [a]	29,233
Gulf Island Fabrication	1,150	26,139
Penn Virginia	610	37,729
Stericycle	420 [a]	25,389
W-H Energy Services	1,070 [a]	42,265
		288,193
Energy Equipment & Services—2.8%
Alon USA Energy	1,440	28,008
Oil States International	1,610 [a]	55,593
Superior Well Services	1,650 [a]	40,508
Willbros Group	1,860 [a,b]	35,321
		159,430
Exchange Traded Funds—2.5%
iShares Russell 2000 Growth Index Fund	1,900	144,590

8

Common Stocks (continued)	Shares		Value ($)

Finance—8.3%
Affiliated Managers Group	580	[a]	57,089
American Equity Investment Life Holding	1,580		21,156
Arch Capital Group	590	[a]	33,370
Cullen/Frost Bankers	600		33,072
First Midwest Bancorp/IL	890		29,931
Global Cash Access	4,720	[a]	79,768
Huron Consulting Group	2,550	[a]	69,972
Online Resources	6,520	[a]	82,804
UCBH Holdings	2,360		42,244
UTI Worldwide	300		31,389
			480,795
Food & Household Products—1.1%
Diamond Foods	1,760		36,256
Ruth’s Chris Steak House	1,340	[a]	28,837
			65,093
Health Care—19.5%
American Medical Systems Holdings	2,500	[a]	54,175
Applera—Celera Genomics Group	2,870	[a]	32,976
Array Biopharma	3,990	[a]	36,110
Cambrex	1,510		27,965
Cooper Cos.	280		14,692
Covance	1,140	[a]	64,353
Coventry Health Care	270	[a]	16,097
CV Therapeutics	630	[a]	16,953
Cytyc	1,760	[a]	50,741
Emdeon	4,050	[a]	42,687
Fisher Scientific International	970	[a]	66,115
Herbalife	800	[a]	24,792
Integra LifeSciences Holdings	790	[a]	31,474
InterMune	2,430	[a]	46,316
Matria Healthcare	1,280	[a]	55,386
Medarex	2,350	[a]	34,686
Nektar Therapeutics	1,900	[a]	39,729
PAN American Silver	1,580	[a]	34,997
Panacos Pharmaceuticals	2,180	[a]	15,870
PDL BioPharma	1,410	[a,b]	44,147
PerkinElmer	2,320		55,193

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Respironics	2,590 [a]	94,172
Sybron Dental Specialties	1,050 [a]	40,173
Triad Hospitals	600 [a]	25,836
USANA Health Sciences	1,060 [a,b]	45,739
Vertex Pharmaceuticals	970 [a]	41,943
Viasys Healthcare	1,070 [a]	31,223
Zymogenetics	1,810 [a]	40,073
		1,124,613
Industrial Components—1.0%
ITC Holdings	2,180	56,811
Interest Sensitive—.7%
Copart	1,630 [a]	42,119
Machinery & Engineering—1.2%
Bucyrus International, Cl. A	460 [a]	28,971
Foundation Coal Holdings	970 [a]	38,800
		67,771
Merchandising—1.6%
MSC Industrial Direct, Cl. A	990	46,896
Sportsman’s Guide	1,850 [a]	46,787
		93,683
Metals—.6%
Stillwater Mining	2,830 [a]	36,818
Oil & Gas—1.2%
AGL Resources	810 [a]	29,079
Hydril	612 [a]	41,212
		70,291
Pharmaceutical—.9%
Neurocrine Biosciences	360 [a]	23,620
VCA Antech	1,030 [a]	28,788
		52,408
Real Estate—2.0%
Crescent Real Estate EQT	5,440	114,512
Restaurants—.8%
Red Robin Gourmet Burgers	1,074 [a]	42,949
Technology—18.2%
24/7 Real Media	1,400 [a]	12,362

10

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Akamai Technologies	1,290 [a]	34,185
Ariba	3,401 [a]	34,690
CACI International, Cl. A	520 [a]	31,340
Epicor Software	2,260 [a]	28,069
Exar	3,310 [a]	41,210
Filenet	2,920 [a]	75,161
FTI Consulting	1,550 [a]	43,307
Informatica	1,770 [a]	28,355
Ingram Micro, Cl. A	3,100 [a]	61,318
Internet Security Systems	1,200 [a]	27,972
IRIS International	910 [a]	20,684
Jack Henry & Associates	2,050	45,121
JDA Software Group	1,960 [a]	26,911
Knot	1,797 [a]	27,296
Kronos/MA	810 [a]	33,218
Mantech International, Cl. A	1,210 [a]	34,001
McAfee	1,120 [a]	26,051
Mindspeed Technologies	9,600 [a,b]	35,712
O2Micro International, ADR	2,300 [a]	28,980
Palm	1,680 [a]	69,384
Portalplayer	1,280 [a]	32,333
Power Integrations	1,760 [a]	43,701
Progress Software	710 [a]	20,732
Rudolph Technologies	1,600 [a]	26,368
Secure Computing	1,590 [a]	19,239
Sify, ADR	1,200 [a,b]	15,096
Steiner Leisure	900 [a]	38,367
Tektronix	1,800	55,440
VeriSign	1,280 [a]	30,285
		1,046,888
Transportation—1.8%
Pacer International	2,000	63,700
Universal Truckload Services	1,600	39,487
		103,187
Total Common Stocks
(cost $4,694,798)		5,575,661

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Short-Term Investments—5.2%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.25%, 3/2/2006	113,000	112,987
4.35%, 3/16/2006	185,000	184,665
Total Short-Term Investments
(cost $297,652)		297,652

Investment of Cash Collateral
for Securities Loaned—4.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $230,952)	230,952 [c]	230,952

Total Investments (cost $5,223,402)	105.9%	6,104,265
Liabilities, Less Cash and Receivables	(5.9)%	(338,814)
Net Assets	100.0%	5,765,451

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $215,968 and the total market value of the collateral held by the fund is $230,952.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Health Care	19.5	Broadcasting & Publishing	3.7
Technology	18.2	Capital Goods	3.6
Short-Term/		Energy Equipment & Services	2.8
Money Market Investments	9.2	Basic Industries	2.6
Finance	8.3	Other	27.1
Consumer Services	5.9
Energy	5.0		105.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $215,968)—Note 1(b):
Unaffiliated issuers			4,992,450		5,873,313
Affiliated issuers			230,952		230,952
Cash					5,910
Receivable for investment securities sold					153,400
Receivable for shares of Common Stock subscribed					34,603
Dividends and interest receivable					3,624
Prepaid expenses					20,592
					6,322,394

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					3,416
Liability for securities on loan—Note 1(b)					230,952
Payable for investment securities purchased					293,558
Accrued expenses					29,017
					556,943

Net Assets ($)					5,765,451

Composition of Net Assets ($):
Paid-in capital					4,630,111
Accumulated investment (loss)—net					(24,951)
Accumulated net realized gain (loss) on investments					279,428
Accumulated net unrealized appreciation
(depreciation) on investments					880,863

Net Assets ($)					5,765,451

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	4,382,732	566,103	642,640	62,111	111,865
Shares Outstanding	232,187	30,819	34,987	3,243	5,988

Net Asset Value Per Share ($)	18.88	18.37	18.37	19.15	18.68

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $13 foreign taxes withheld at source)	14,243
Income on securities lending	3,404
Interest	3,250
Total Income	20,897
Expenses:
Management fee—Note 3(a)	23,239
Registration fees	24,418
Auditing fees	22,556
Custodian fees—Note 3(c)	14,607
Shareholder servicing costs—Note 3(c)	10,891
Prospectus and shareholders’ reports	4,745
Distribution fees—Note 3(b)	3,952
Directors’ fees and expenses—Note 3(d)	77
Interest expense—Note 2	69
Legal fees	51
Miscellaneous	4,246
Total Expenses	108,851
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(62,378)
Net Expenses	46,473
Investment (Loss)—Net	(25,576)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	353,222
Net unrealized appreciation (depreciation) on investments	123,780
Net Realized and Unrealized Gain (Loss) on Investments	477,002
Net Increase in Net Assets Resulting from Operations	451,426

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment (loss)—net	(25,576)	(51,358)
Net realized gain (loss) on investments	353,222	240,291
Net unrealized appreciation
(depreciation) on investments	123,780	631,112
Net Increase (Decrease) in Net Assets
Resulting from Operations	451,426	820,045

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(181,282)	(4,635)
Class B shares	(19,383)	(883)
Class C shares	(26,755)	(820)
Class R shares	(1,136)	(454)
Class T shares	(4,464)	(471)
Total Dividends	(233,020)	(7,263)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,155,630	2,591,594
Class B shares	159,536	243,661
Class C shares	367,307	202,970
Class R shares	49,402	6,419
Class T shares	32,430	83,464
Dividends reinvested:
Class A shares	175,502	4,538
Class B shares	15,655	774
Class C shares	13,495	712
Class R shares	1,136	454
Class T shares	722	452
Cost of shares redeemed:
Class A shares	(1,218,699)	(1,749,292)
Class B shares	(13,571)	(393,621)
Class C shares	(143,031)	(285,710)
Class R shares	(20)	(274,296)
Class T shares	(9,064)	(275,390)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,586,430	156,729
Total Increase (Decrease) in Net Assets	1,804,836	969,511

Net Assets ($):
Beginning of Period	3,960,615	2,991,104
End of Period	5,765,451	3,960,615
Undistributed investment income (loss)—net	(24,951)	625

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	118,200	155,807
Shares issued for dividends reinvested	9,865	271
Shares redeemed	(65,415)	(105,038)
Net Increase (Decrease) in Shares Outstanding	62,650	51,040

Class B [a]
Shares sold	8,866	15,035
Shares issued for dividends reinvested	902	47
Shares redeemed	(751)	(24,005)
Net Increase (Decrease) in Shares Outstanding	9,017	(8,923)

Class C
Shares sold	20,672	12,303
Shares issued for dividends reinvested	778	43
Shares redeemed	(8,011)	(17,243)
Net Increase (Decrease) in Shares Outstanding	13,439	(4,897)

Class R
Shares sold	2,591	383
Shares issued for dividends reinvested	63	27
Shares redeemed	(1)	(16,026)
Net Increase (Decrease) in Shares Outstanding	2,653	(15,616)

Class T
Shares sold	1,789	4,985
Shares issued for dividends reinvested	41	27
Shares redeemed	(511)	(16,343)
Net Increase (Decrease) in Shares Outstanding	1,319	(11,331)

[a]	During the period ended February 28, 2006, 238 Class B shares representing $4,439, were automatically converted to 232 Class A shares and during the period ended August 31, 2005, 2,172 Class B shares representing $37,417, were automatically converted to 2,130 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	18.24	14.44	13.25	10.51	12.50
Investment Operations:
Investment (loss)—net [b]	(.07)	(.17)	(.21)	(.13)	(.02)
Net realized and unrealized gain
(loss) on investments	1.50	4.00	1.40	2.87	(1.97)
Total from Investment Operations	1.43	3.83	1.19	2.74	(1.99)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.88	18.24	14.44	13.25	10.51

Total Return (%) [c]	8.10[d]	26.00	9.35	26.05	(15.77)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00[d]	4.45	6.60	15.80	4.47[d]
Ratio of net expenses
to average net assets	.80[d]	1.64	1.65	1.65	.29[d]
Ratio of net investment (loss)
to average net assets	(.40)[d]	(1.01)	(1.28)	(1.19)	(.21)[d]
Portfolio Turnover Rate	123.08[d]	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	4,383	3,092	1,711	287	261

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to August 31, 2002.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	17.84	14.23	13.15	10.50	12.50
Investment Operations:
Investment (loss)—net [b]	(.15)	(.29)	(.30)	(.20)	(.04)
Net realized and unrealized gain
(loss) on investments	1.47	3.93	1.38	2.85	(1.96)
Total from Investment Operations	1.32	3.64	1.08	2.65	(2.00)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.37	17.84	14.23	13.15	10.50

Total Return (%) [c]	7.65[d]	25.06	8.59	25.33	(15.93)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.43[d]	5.17	8.49	16.42	4.51[d]
Ratio of net expenses
to average net assets	1.23[d]	2.40	2.40	2.40	.43[d]
Ratio of net investment (loss)
to average net assets	(.82)[d]	(1.82)	(2.07)	(1.91)	(.34)[d]
Portfolio Turnover Rate	123.08[d]	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	566	389	437	262	172

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	17.84	14.23	13.15	10.50	12.50
Investment Operations:
Investment (loss)—net [b]	(.15)	(.29)	(.30)	(.20)	(.04)
Net realized and unrealized gain
(loss) on investments	1.47	3.93	1.38	2.85	(1.96)
Total from Investment Operations	1.32	3.64	1.08	2.65	(2.00)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.37	17.84	14.23	13.15	10.50

Total Return (%) [c]	7.65[d]	25.06	8.59	25.33	(15.93)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.44[d]	5.20	8.57	16.50	4.49[d]
Ratio of net expenses
to average net assets	1.23[d]	2.40	2.40	2.40	.43[d]
Ratio of net investment (loss)
to average net assets	(.83)[d]	(1.81)	(2.07)	(1.91)	(.34)[d]
Portfolio Turnover Rate	123.08[d]	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	643	384	376	238	168

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	18.48	14.56	13.31	10.52	12.50
Investment Operations:
Investment (loss)—net [b]	(.05)	(.12)	(.14)	(.10)	(.02)
Net realized and unrealized gain
(loss) on investments	1.51	4.07	1.39	2.89	(1.96)
Total from Investment Operations	1.46	3.95	1.25	2.79	(1.98)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	19.15	18.48	14.56	13.31	10.52

Total Return (%)	8.21[c]	26.61	9.76	26.62	(15.77)[c,d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.93[c]	4.03	7.72	15.51	4.32[c]
Ratio of net expenses
to average net assets	.72[c]	1.28	1.40	1.40	.25[c]
Ratio of net investment (loss)
to average net assets	(.28)[c]	(.77)	(1.08)	(.91)	(.16)[c]
Portfolio Turnover Rate	123.08[c]	253.34	236.76	279.61	14.72[c]

Net Assets, end of period ($ X 1,000)	62	11	236	213	168

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

20

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	18.13	14.40	13.23	10.51	12.50
Investment Operations:
Investment (loss)—net [b]	(.15)	(.23)	(.22)	(.15)	(.03)
Net realized and unrealized gain
(loss) on investments	1.49	3.99	1.39	2.87	(1.96)
Total from Investment Operations	1.34	3.76	1.17	2.72	(1.99)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.68	18.13	14.40	13.23	10.51

Total Return (%) [c]	7.64[d]	25.51	9.29	25.98	(15.85)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.14[d]	4.67	8.23	16.01	4.40[d]
Ratio of net expenses
to average net assets	.94[d]	1.93	1.90	1.90	.34[d]
Ratio of net investment (loss)
to average net assets	(.54)[d]	(1.40)	(1.58)	(1.41)	(.25)[d]
Portfolio Turnover Rate	123.08[d]	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	112	85	230	212	168
[a] From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Company Growth Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously main- tained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money mar- ket fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligi- ble to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators,

24

such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the funds policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005, were as follows: long-term capital gains $7,263. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding during the period ended February 28, 2006 was approximately $2,800 with a related weighted average annualized interest rate of 5.01% .

26

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2005 through August 31, 2006, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $62,378 during the period ended February 28, 2006.

During the period ended February 28, 2006, the Distributor retained $379 and $10 from commissions earned on sales of the fund’s Class A and Class T shares, and $75 and $714 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $1,663, $2,170 and $119, respectively, pursuant to the Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B, Class C and Class T shares were charged $5,026, $554, $723 and $119, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $1,688 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $14,607 pursuant to the custody agreement.

During the period ended February 28, 2006 the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $4,002,Rule 12b-1 distribution plan fees $716,shareholder services plan fees $1,100, custodian fees $6,056 chief compliance officer fees $1,592 and transfer agency per account fees $495, which are offset against an expense reimbursement currently in effect in the amount of $10,545.

28

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $7,454,302 and $6,093,993, respectively.

At February 28, 2006, the accumulated net unrealized appreciation on investments was $880,863, consisting of $939,222 gross unrealized appreciation and $58,359 gross unrealized depreciation.

At February 28, 2006 the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 29

For More	Information

Dreyfus Premier	Transfer Agent &
Small Company	Dividend Disbursing Agent
Growth Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Midcap Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Midcap Value Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks. As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation
March 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Premier Midcap Value Fund perform relative
to its benchmark?

For the six-month period ended February 28, 2006, the fund produced total returns of 7.32% for its Class A shares, 6.87% for its Class B shares, 6.88% for its Class C shares, 6.92% for its Class R shares and 6.81% for its Class T shares.1 In comparison, the fund’s benchmark, the Russell Midcap Value Index, achieved a total return of 8.18% .2

A strong U.S. economy, improving corporate earnings and lower energy prices helped midcap stocks produce generally positive results during the reporting period. However, the fund’s returns fell short of the benchmark’s. Disappointments in the materials, utilities, financial and industrials sectors were only partly offset by stronger stock selections in other areas.

What is the fund’s investment approach?

The fund’s goal is to exceed the performance of the Russell Midcap Value Index.To pursue this goal, the fund normally invests at least 80% of its assets in stocks of midcap companies.The fund currently considers companies with market capitalizations that fall in the range of the capitalizations of the companies that comprise the S&P Midcap 400 Index or the Russell Midcap Index at the time of purchase to be midcap companies. As of October 31, 2005, the market capitalizations of companies that comprise such indexes ranged between $260 million and $17 billion; however, based on market conditions, the range of midcap companies may vary. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $17 billion at any given time.

When selecting stocks for the fund, we utilize a “bottom-up” approach, where the focus is on individual stock selection rather than attempting to forecast market trends, and look for value companies. A three-step screening process is used to select stocks:

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
  Value, quantitative screens track traditional measures such as price- to-earnings, price-to-book and price-to-sales ratios; these ratios are analyzed and compared against the market;
  Sound business fundamentals, a company’s balance sheet and income data are examined to determine the company’s financial history; and
  Positive business momentum, a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to midterm.

The fund typically sells a stock when it reaches our target price, is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the portfolio manager’s expectations.

What other factors influenced the fund’s performance?

The midcap stock market generally benefited from strong economic and profit growth during the reporting period. Oil and gas prices, which were at an all-time high when the reporting period began in the aftermath of Hurricane Katrina, moderated during the fourth quarter of 2005, helping to boost investor confidence.The U.S. economy also was bolstered by an improving labor market and strong consumer spending. As a result, investors continued to favor faster-growing companies, helping midcap stocks post greater gains than most large-cap companies.

While the fund participated in the market’s strength to a significant degree, its returns lagged the benchmark due to disappointments in some areas.Within the materials sector, chemical producers, paper and forest product manufacturers, and container and packaging companies were saddled with higher commodity costs that they were unable to pass along to their customers.Within the utilities sector, the fund was hurt by its holdings of unregulated electric utilities. Profit margins for these utility holdings were eroded when falling natural gas prices decreased the outlook for electricity prices and the profits of nuclear and coal fired generators.The fund’s minimal exposure to real estate investment trusts (REITs) contained in the benchmark’s financials component detracted

4

from relative performance. Finally, some trucking-related industrial equipment companies produced disappointing results.

On the other hand, the fund scored successes with its holdings in the health care, consumer discretionary and energy areas. We maintained heavier exposure than the benchmark to all three sectors, which contributed positively to its overall return. In addition, the fund’s performance benefited from our security selections in each area. Among consumer discretionary stocks, the fund received strong contributions from apparel retailers and restaurants. In the health care area, biotech-nology, pharmaceuticals and medical technology companies produced attractive results. Our move early in the reporting period away from gas-related producers and toward oil-concentrated exploration and production companies in the energy sector proved timely.

What is the fund’s current strategy?

We recently sold stocks of asset management and brokerage firms that reached our price targets, and we redeployed assets within the financials sector to select banks and REITs. We have continued to focus on biotechnology, pharmaceutical and health care services companies where we see catalysts that could fuel future gains.We also have emphasized a number of materials producers that, in our judgment, may be able to pass on higher input costs to customers over the near term.

March 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Midcap Value Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.71	$ 11.85	$ 11.95	$ 11.24	$ 11.33
Ending value (after expenses)	$1,073.20	$1,068.70	$1,068.80	$1,069.20	$1,068.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 11.53	$ 11.63	$ 10.94	$ 11.03
Ending value (after expenses)	$1,017.36	$1,013.34	$1,013.24	$1,013.93	$1,013.84

  Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.31% for Class B, 2.33% for Class C, 2.19% for Class R and 2.21% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Common Stocks—98.9%	Shares	Value ($)

Aerospace & Defense—2.6%
Empresa Brasileira de Aeronautica, ADR	11,100	441,225
Basic Industries—7.7%
Abitibi-Consolidated	39,600	138,204
Chemtura	54,500	603,860
Domtar	17,500	94,500
Martin Marietta Materials	1,200	117,000
Owens-Illinois	12,900 [a]	241,746
Smurfit-Stone Container	10,850 [a]	142,352
		1,337,662
Capital Goods—2.8%
Navistar International	13,600 [a]	399,160
Worthington Industries	3,900	76,440
		475,600
Consumer Durables—2.8%
Steelcase, Cl. A	7,800	132,600
Whirlpool	3,900	350,181
		482,781
Consumer Non-Durables—2.2%
Del Monte Foods	35,600	387,328
Consumer Services—12.2%
Aramark, Cl. B	11,200	318,752
Brinker International	2,900	120,785
CBRL Group	12,900	573,147
Dollar Tree Stores	6,000 [a]	164,520
Federated Department Stores	5,000	355,200
Kohl’s	3,700 [a]	178,007
Marvel Entertainment	14,900 [a]	275,948
Safeway	5,000	121,550
		2,107,909
Energy—7.8%
El Paso	26,300	344,004
Marathon Oil	2,000	141,200
Noble	4,800	354,768
Questar	2,200	161,150
Whitney Holding	10,000	342,300
		1,343,422

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial Services—20.3%
AmeriCredit	7,200 [a]	212,400
Axis Capital Holdings	2,600	80,496
Capital One Financial	9,000	788,400
CIT Group	4,200	225,834
Fidelity National Title Group, Cl. A	7,300	173,010
Hudson City Bancorp	62,994	813,252
MBIA	1,100	64,614
Nuveen Investments, Cl. A	3,900	187,863
PartnerRe	2,600	157,586
UnumProvident	31,400	649,666
XL Capital, Cl. A	2,260	152,663
		3,505,784
Health Care—13.3%
Biogen Idec	4,100 [a]	193,725
Biovail	19,000	478,230
Cephalon	5,900 [a]	468,932
Cooper Cos.	6,600	346,302
Emdeon	16,200 [a]	170,748
Omnicare	6,300	383,355
Universal Health Services, Cl. B	5,000	251,150
		2,292,442
Hotels, Resorts & Cruise Lines—3.0%
Royal Caribbean Cruises	11,700	515,502
Real Estate Investment Trusts—5.4%
Cousins Properties	9,000	276,030
Equity Office Properties Trust	10,100	317,645
Home Properties of New York	7,000	345,520
		939,195
Technology—7.8%
Ceridian	3,100 [a]	80,166

8

Common Stocks (continued)	Shares		Value ($)

Technology (continued)
Compuware	13,700	[a]	112,477
Cypress Semiconductor	13,300	[a]	236,208
Diebold	2,500		100,000
Intuit	3,400	[a]	165,172
Teradyne	13,600	[a]	228,344
United Microelectronics, ADR	83,200	[b]	262,080
Zebra Technologies, Cl. A	3,900	[a]	172,146
			1,356,593
Transportation—2.4%
ACE Aviation Holdings, Cl. A	4,400	[a,b]	131,623
Southwest Airlines	3,100		51,987
Union Pacific	2,700		239,085
			422,695
Utilities—8.6%
CMS Energy	15,300	[a]	215,424
Constellation Energy Group	4,600		270,204
Dominion Resources/VA	4,400		330,440
Entergy	5,600		406,056
Exelon	4,500		256,995
Reliant Energy	1,500	[a]	15,240
			1,494,359
Total Common Stocks
(cost $15,836,863)			17,102,497

	Principal
Short-Term Investments—3.2%	Amount ($)		Value ($)

U.S. Treasury Bills:
4.20%, 3/2/2006	158,000		157,981
4.31%, 3/16/2006	396,000		395,283
Total Short-Term Investments
(cost $553,270)			553,264

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—2.0%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $356,174)		356,174 [c]	356,174

Total Investments (cost $16,746,307)		104.1%	18,011,935

Liabilities, Less Cash and Receivables		(4.1%)	(715,398)

Net Assets		100.0%	17,296,537

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities
	on loan is $284,635 and the total market value of the collateral held by the fund is $356,174.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial Services	20.3	Basic Industries	7.7
Health Care	13.3	Real Estate Investment Trusts	5.4
Consumer Services	12.2	Hotels, Resorts & Cruise Lines	3.0
Utilities	8.6	Other	18.0
Energy	7.8
Technology	7.8		104.1

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $284,635)—Note 1(b):
Unaffiliated issuers			16,390,133		17,655,761
Affiliated issuers				356,174	356,174
Cash					2,842
Receivable for investment securities sold					1,059,664
Dividends and interest receivable					19,312
Receivable for shares of Common Stock subscribed					11,100
Prepaid expenses					22,148
					19,127,001

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					15,283
Payable for investment securities purchased					1,438,583
Liability for securities on loan—Note 1(b)					356,174
Accrued expenses					20,424
					1,830,464

Net Assets ($)					17,296,537

Composition of Net Assets ($):
Paid-in capital					15,009,183
Accumulated investment (loss)—net					(22,233)
Accumulated net realized gain (loss) on investments					1,043,959
Accumulated net unrealized appreciation
(depreciation) on investments					1,265,628

Net Assets ($)					17,296,537

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	16,341,414	489,484	441,093	12,411	12,135
Shares Outstanding	1,202,338	36,518	32,984	932.371	908.619

Net Asset Value
Per Share ($)	13.59	13.40	13.37	13.31	13.36

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,104 foreign taxes withheld at source)	100,653
Interest	5,851
Income from securities lending	486
Total Income	106,990
Expenses:
Investment advisory fee—Note 3(a)	63,544
Shareholder servicing costs—Note 3(c)	30,657
Registration fees	22,850
Audit fees	18,531
Custodian fees—Note 3(c)	5,638
Distribution fees—Note 3(b)	3,059
Prospectus and shareholders’ reports	2,388
Directors’ fees and expenses—Note 3(d)	260
Legal fees	184
Loan commitment fees—Note 2	3
Miscellaneous	2,509
Total Expenses	149,623
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(19,414)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(74)
Net Expenses	130,135
Investment (Loss)—Net	(23,145)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,391,399
Net unrealized appreciation (depreciation) on investments	(155,098)
Net Realized and Unrealized Gain (Loss) on Investments	1,236,301
Net Increase in Net Assets Resulting from Operations	1,213,156

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment (loss)—net	(23,145)	(51,803)
Net realized gain (loss) on investments	1,391,399	2,031,962
Net unrealized appreciation
(depreciation) on investments	(155,098)	1,179,100
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,213,156	3,159,259

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(1,785,052)	(1,132,318)
Class B shares	(47,578)	(11,614)
Class C shares	(50,331)	(4,006)
Class R shares	(1,093)	(67)
Class T shares	(1,260)	(1,932)
Total Dividends	(1,885,314)	(1,149,937)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	1,122,132	2,551,761
Class B shares	136,509	259,178
Class C shares	124,874	304,782
Class R shares	6,005	4,251
Class T shares	10,030	32,174
Dividends reinvested:
Class A shares	1,669,582	1,089,841
Class B shares	44,392	11,525
Class C shares	50,331	4,006
Class R shares	1,093	67
Class T shares	1,260	1,932
Cost of shares redeemed:
Class A shares	(2,427,911)	(4,929,564)
Class B shares	(17,992)	(54,281)
Class C shares	(53,789)	(1,945)
Class T shares	(29,924)	(4,729)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	636,592	(731,002)
Total Increase (Decrease) in Net Assets	(35,566)	1,278,320

Net Assets ($):
Beginning of Period	17,332,103	16,053,783
End of Period	17,296,537	17,332,103
Undistributed investment income (loss)—net	(22,233)	912

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	81,137	189,929
Shares issued for dividends reinvested	129,325	81,027
Shares redeemed	(176,415)	(368,632)
Net Increase (Decrease) in Shares Outstanding	34,047	(97,676)

Class B [a]
Shares sold	9,942	19,013
Shares issued for dividends reinvested	3,482	860
Shares redeemed	(1,367)	(4,031)
Net Increase (Decrease) in Shares Outstanding	12,057	15,842

Class C
Shares sold	9,129	22,906
Shares issued for dividends reinvested	3,957	299
Shares redeemed	(4,088)	(154)
Net Increase (Decrease) in Shares Outstanding	8,998	23,051

Class R
Shares sold	442	325
Shares issued for dividends reinvested	86	5
Net Increase (Decrease) in Shares Outstanding	528	330

Class T
Shares sold	706	2,346
Shares issued for dividends reinvested	99	145
Shares redeemed	(2,116)	(345)
Net Increase (Decrease) in Shares Outstanding	(1,311)	2,146

[a]	During the period ended February 28, 2006, 1,364 Class B shares representing $17,952 were automatically converted to 1,347 Class A shares and during the period ended August 31, 2005, there were no shares converted from Class B to Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2006			Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004 [a]	2003	2002	2001 [b]

Per Share Data ($)
Net asset value,
beginning of period	14.22	12.58	10.91	8.90	11.77	12.50
Investment Operations:
Investment (loss)—net [c]	(.02)	(.04)	(.04)	(.03)	(.08)	(.00)[d]
Net realized and unrealized
gain (loss) on investments	.98	2.59	1.71	2.04	(2.73)	(.73)
Total from Investment Operations	.96	2.55	1.67	2.01	(2.81)	(.73)
Distributions:
Dividends from
investment income—net	—	—	—	—	(.01)	—
Dividends from net realized
gain on investments	(1.59)	(.91)	—	—	(.05)	—
Total Distributions	(1.59)	(.91)	—	—	(.06)	—
Net asset value, end of period	13.59	14.22	12.58	10.91	8.90	11.77

Total Return (%)	7.32[e,f]	20.67[e]	15.20[e]	22.70	(24.00)	(5.84)[f]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85[f]	1.85	1.86	2.35	3.31	1.26[f]
Ratio of net expenses
to average net assets	.74[f]	1.50	1.50	1.50	1.50	.26[f]
Ratio of net investment (loss)
to average net assets	(.12)[f]	(.29)	(.31)	(.33)	(.74)	(.02)[f]
Portfolio Turnover Rate	78.73[f]	122.57	154.39	159.07	146.66	35.82[f]

Net Assets, end of period
($ x 1,000)	16,341	16,613	15,932	9,418	6,432	2,057

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[c]	Based on average shares outstanding at each month end.
[d]	Amount represents less than $.01 per share.
[e]	Exclusive of sales charge.
[f]	Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.10	12.58	13.43
Investment Operations:
Investment (loss)—net [b]	(.07)	(.15)	(.02)
Net realized and unrealized
gain (loss) on investments	.96	2.58	(.83)
Total from Investment Operations	.89	2.43	(.85)
Distributions:
Dividends from net realized
gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.40	14.10	12.58

Total Return (%) [c]	6.87[d]	19.67	(6.33)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[d]	2.72	.62[d]
Ratio of net expenses to average net assets	1.15[d]	2.34	.39[d]
Ratio of net investment (loss)
to average net assets	(.51)[d]	(1.14)	(.17)[d]
Portfolio Turnover Rate	78.73[d]	122.57	154.39

Net Assets, end of period ($ x 1,000)	489	345	108

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.07	12.56	13.43
Investment Operations:
Investment (loss)—net [b]	(.07)	(.15)	(.02)
Net realized and unrealized
gain (loss) on investments	.96	2.57	(.85)
Total from Investment Operations	.89	2.42	(.87)
Distributions:
Dividends from net realized
gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.37	14.07	12.56

Total Return (%) [c]	6.88[d]	19.63	(6.48)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[d]	2.76	.59[d]
Ratio of net expenses to average net assets	1.15[d]	2.35	.39[d]
Ratio of net investment (loss)
to average net assets	(.51)[d]	(1.15)	(.18)[d]
Portfolio Turnover Rate	78.73[d]	122.57	154.39

Net Assets, end of period ($ x 1,000)	441	338	12

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.01	12.59	13.43
Investment Operations:
Investment (loss)—net [b]	(.06)	(.25)	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.95	2.58	(.84)
Total from Investment Operations	.89	2.33	(.84)
Distributions:
Dividends from net realized gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.31	14.01	12.59

Total Return (%)	6.92[d]	18.84	(6.26)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22[d]	3.47	.34[d]
Ratio of net expenses to average net assets	1.09[d]	3.04	.21[d]
Ratio of net investment (loss)
to average net assets	(.45)[d]	(1.83)	(.03)[d]
Portfolio Turnover Rate	78.73[d]	122.57	154.39

Net Assets, end of period ($ x 1,000)	12	6	1

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.07	12.58	13.43
Investment Operations:
Investment (loss)—net [b]	(.08)	(.10)	(.01)
Net realized and unrealized
gain (loss) on investments	.96	2.50	(.84)
Total from Investment Operations	.88	2.40	(.85)
Distributions:
Dividends from net realized gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.36	14.07	12.58

Total Return (%) [c]	6.81[d]	19.45	(6.33)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[d]	2.35	.43[d]
Ratio of net expenses to average net assets	1.10[d]	1.96	.30[d]
Ratio of net investment (loss)
to average net assets	(.55)[d]	(.73)	(.12)[d]
Portfolio Turnover Rate	78.73[d]	122.57	154.39

Net Assets, end of period ($ x 1,000)	12	31	1

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Value Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to exceed the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C

20

shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

As of February 28, 2006, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 89 shares of Class R and Class T, respectively.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no trans-

22

actions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005 were as follows: ordinary income $1,022,040 and long-term capital gains $127,897.The tax character of current year distributions will be determined at the end of the current fiscal year.

24

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken, from September 1, 2005 through August 31, 2006, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees,shareholder services plan fees and extraordinary expenses,exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $19,414 during the period ended February 28, 2006.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	25%
$100 million to $1 billion	20%
$1 billion to $1.5 billion	16%
$1.5 billion or more	10%

During the period ended February 28, 2006, the Distributor retained $2,064 and $2 from commissions earned on sales of the fund’s Class A

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and Class T shares, respectively, and $65 from contingent deferred sales charges on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $1,493, $1,537 and $29, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B, Class C and Class T shares were charged $20,131, $498, $512 and $29, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $6,152 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $5,638 pursuant to the custody agreement.

26

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of:investment advisory fees $9,876,Rule 12b-1 distribution plan fees $526,shareholder services plan fees $3,289, custodian fees $1,486, chief compliance officer fees $1,592 and transfer agency per account fees $1,838, which are offset against an expense reimbursement currently in effect in the amount of $3,324.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $13,223,413 and $14,327,266, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $1,265,628, consisting of $1,745,303 gross unrealized appreciation and $479,675 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 27

NOTES

For More	Information

Dreyfus Premier	Custodian

Midcap Value Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

The Boston Company Asset	Distributor

Management, LLC
Dreyfus Service Corporation
One Boston Place
200 Park Avenue
Boston, MA 02108
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus
Emerging Leaders Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Leaders Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks.As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation
March 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

John S. Cone, Oliver Buckley, Langton C. Garvin
and Kristin Crawford, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced a total return of 11.26% .1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a 10.24% total return for the same period.2

We attribute these results to continued strength among small-cap stocks in an economic environment characterized by low inflation, strong corporate earnings and growing levels of global industrial activity. The fund participated fully in the small-cap market’s gains, producing higher returns than its benchmark due to the success of our quantitative security selection process across a variety of industries and market sectors.

What is the fund’s investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth. The fund currently considers small companies to be those companies with market capitalizations that fall within the range of the Index at the time of purchase. Because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of the Index at any time.

We employ a structured approach in which principles of fundamental analysis are implemented quantitatively.This disciplined,“bottom-up,” approach seeks to identify undervalued securities through a proprietary quantitative model which uses over 40 factors to rank stocks based on fundamental momentum, relative value, future value, long-term growth and additional factors, such as technical factors.We attempt to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

maintain a neutral exposure to industry groups relative to the Index. Within each sector, we overweight the stocks ranked most attractive and underweight or avoid those ranked least attractive.

What other factors influenced the fund’s performance?

Conflicting economic forces helped shape the market’s behavior during the reporting period. On the positive side, continued U.S. and global economic growth, supported by low levels of inflation, led to strong corporate revenues and earnings. On the other hand, rising short-term interest rates and high energy prices threatened to undermine corporate financial results. These conditions led to a choppy market for most stocks. For example, the S&P 500 Index, a popular barometer of large-cap stocks, experienced only a brief rise late in 2005, followed by little clear movement in either direction. Small-cap stocks, however, enjoyed a stronger and more sustained rally. They significantly outperformed their large-cap counterparts, continuing a trend that has endured for nearly six years.

At the start of the reporting period, the fund held slightly greater exposure than its benchmark to the basic materials and industrials sectors. These positions, inherited from the fund’s prior management, proved mildly beneficial to the fund’s results. Nevertheless, most of the fund’s performance was fueled by gains among individual holdings. Even within the basic materials and industrials sectors, individual stock selections contributed significantly to the fund’s gains. For example, gold mining company Agnico-Eagle Mines ranked among the fund’s top performers, bolstered by rising gold prices. Strong returns from several industrial holdings, such as heavy machinery producer JLG Industries and diversified railroad product and service provider Trinity Industries, also contributed significantly to the fund’s positive performance.

The fund derived notably strong returns from holdings in a variety of other sectors as well. In the technology area, top performers included semiconductor producer ADE Corp., information technology software provider Anteon International, supply chain software developer Click Commerce and Internet services company F5

4

Networks. In the energy area, service providers such as Superior Energy Services contributed outsized returns.

Of course, not all of the fund’s investments contributed positively to performance during the reporting period.In January and February 2006,the stock market moved counter to the prevailing long-term trends on which the fund’s quantitative investment approach is based.As a result,the fund’s performance relative to its benchmark dipped during these months. Performance also suffered due to company-specific disappointments affecting certain holdings, including semiconductor manufacturer Genesis Microchip,marketing services provider Valassis Communications, biotechnology developer NeoPharm, hospital management company LifePoint Hospitals and specialty retailer PETCO Animal Supplies.

What is the fund’s current strategy?

Despite the stock market’s countervailing movement in January and February 2006, we believe that over the longer term the market is likely to continue to reward the value and growth characteristics we target, as it has historically. Accordingly, we remain committed to our quantitative investment discipline, using it to construct a diversified portfolio of stocks that, in our judgment, is well positioned relative to the fund’s benchmark. As of the end of the reporting period, the fund’s portfolio was fully in line with our sector-neutral investment approach, with all holdings meeting our quantitative investment criteria.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 6.02
Ending value (after expenses)	$1,112.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 5.76
Ending value (after expenses)	$1,019.09

  Expenses are equal to the fund’s annualized expense ratio of 1.15%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Common Stocks—99.3%	Shares		Value ($)

Commercial Services—7.0%
Cantel Medical	127,800	[a]	2,187,936
DiamondCluster International, Cl. A	401,900	[a]	3,926,563
Harte-Hanks	374,600		10,492,546
Handleman	76,600		752,978
Rush Enterprises, Cl. A	169,200	[a]	3,130,200
Spartan Stores	197,759		2,331,579
Standard Register	120,900		1,985,178
Startek	66,700		1,313,990
Valassis Communications	210,000	[a,b]	5,785,500
Valueclick	366,400	[a,b]	6,415,664
WESCO International	291,600	[a]	16,714,512
			55,036,646
Communications—.7%
Golden Telecom	102,300	[b]	3,066,954
Talk America Holdings	242,900	[a,b]	2,071,937
			5,138,891
Consumer Non-Durables—3.7%
Church & Dwight	355,000		12,258,150
Mannatech	430,300	[b]	5,761,717
Parlux Fragrances	247,100	[a,b]	8,547,189
Steven Madden	74,000		2,371,700
			28,938,756
Consumer Services—4.9%
Bluegreen	197,900	[a]	3,140,673
Churchill Downs	19,300		773,351
Educate	165,500	[a]	1,424,955
Entercom Communications	94,500	[b]	2,662,065
Intrawest	366,300		11,662,992
LodgeNet Entertainment	106,000	[a]	1,509,440
Pinnacle Entertainment	374,400	[a,b]	10,501,920
Sinclair Broadcast Group, Cl. A	677,100		4,868,349
World Wrestling Entertainment	144,400		2,158,780
			38,702,525

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology—12.1%
ADE	175,000 [a]	5,789,000
Advanced Energy Industries	337,100 [a]	4,827,272
Asyst Technologies	175,900 [a,b]	1,716,784
Broadwing	237,500 [a,b]	2,128,000
DRS Technologies	132,100	6,970,917
Exar	93,400 [a]	1,162,830
F5 Networks	166,700 [a]	11,305,594
Fargo Electronics	124,100 [a]	2,349,213
Genesis Microchip	648,500 [a,b]	13,942,750
Hexcel	263,700 [a]	5,674,824
Intevac	268,100 [a]	5,879,433
Methode Electronics	233,800	2,868,726
Metrologic Instruments	40,600 [a]	909,846
Mobility Electronics	50,500 [a,b]	476,215
Newport	95,000 [a]	1,685,300
Novatel Wireless	348,700 [a,b]	2,845,392
Omnivision Technologies	154,000 [a]	3,927,000
PLX Technology	173,600 [a]	2,097,088
Radisys	86,300 [a]	1,574,112
Redback Networks	63,100 [a,b]	1,195,745
Rimage	65,400 [a]	1,424,412
Silicon Image	747,000 [a]	8,157,240
Spectralink	187,600	2,320,612
Vicor	141,800	2,820,402
X-Rite	135,700 [b]	1,730,175
		95,778,882
Energy Minerals—3.7%
Cabot Oil & Gas	215,500	9,753,530
Houston Exploration	150,000 [a]	8,676,000
Unit	174,500 [a]	9,278,165
Syntroleum	173,600 [a]	1,531,152
		29,238,847
Finance—18.4%
Advanta, Cl. B	95,600	3,352,692
Affiliated Managers Group	113,600 [a,b]	11,181,648

8

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Ashford Hospitality Trust	329,800	4,119,202
Boykin Lodging	134,800 [a]	1,722,744
Digital Realty Trust	145,200	4,008,972
Federal Agricultural Mortgage, Cl. C	61,300	1,830,418
FelCor Lodging Trust	357,700	7,100,345
First Midwest Bancorp/IL	422,000	14,191,860
FPIC Insurance Group	54,600 [a]	1,918,644
Getty Realty	87,600	2,483,460
Greater Bay Bancorp	566,900	15,249,610
Harbor Florida Bancshares	354,500 [a]	13,474,545
Inland Real Estate	248,500	3,824,415
LTC Properties	139,500	3,087,135
Ocwen Financial	279,500 [a,b]	2,744,690
Oriental Financial Group	149,000	2,124,740
Phoenix Cos.	233,600 [b]	3,352,160
Presidential Life	78,500	1,719,935
R-G Financial, Cl. B	339,800	4,006,242
Ramco-Gershenson Properties	93,200	2,708,392
Reinsurance Group of America	256,600	11,862,618
Signature Bank/New York, NY	159,200 [a]	5,158,080
Stifel Financial	35,800 [a]	1,372,214
Tarragon	24,400 [a]	471,652
Webster Financial	211,900	9,991,085
Westamerica Bancorporation	200,000	10,848,000
Winston Hotels	159,200	1,636,576
		145,542,074
Health Care—8.1%
Abaxis	173,600 [a]	3,817,464
Andrx	582,000 [a,b]	11,407,200
Angiodynamics	144,100 [a]	3,618,351
Arena Pharmaceuticals	88,700 [a]	1,570,877
BioMarin Pharmaceutical	297,200 [a]	3,887,376
Cotherix	275,400 [a]	3,172,608
deCODE genetics	464,200 [a,b]	4,372,764
Enzon Pharmaceuticals	248,000 [a]	1,676,480

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Neopharm	670,300 [b]	6,783,436
Neurometrix	209,700 [a]	7,532,424
Nuvelo	409,500 [a]	7,018,830
Pain Therapeutics	159,600 [a,b]	1,722,084
Regeneron Pharmaceuticals	349,600 [a]	5,722,952
Stereotaxis	79,500 [a]	1,051,785
TriPath Imaging	156,500 [a]	1,012,555
		64,367,186
Industrial Services—4.0%
American Ecology	131,800	2,506,836
Superior Energy Services	700,500 [a]	18,213,000
Todco, Cl. A	337,000	11,296,240
		32,016,076
Non-Energy Minerals—1.4%
Agnico-Eagle Mines	433,300 [b]	11,109,812
Process Industries—5.7%
Agrium	600,000	14,946,000
Albany International, Cl. A	380,000	14,124,600
Crown Holdings	572,400 [a]	10,474,920
Pioneer Cos.	182,000 [a]	5,481,840
		45,027,360
Producer Manufacturing—5.6%
American Superconductor	121,200 [a,b]	1,221,696
IDEX	215,300	10,172,925
JLG Industries	233,300	13,762,367
Steel Technologies	62,600	1,727,134
Superior Essex	106,500 [a]	2,787,105
Trinity Industries	270,400 [b]	14,331,200
		44,002,427
Retail Trade—5.2%
Bon-Ton Stores	58,400	1,589,648
Genesco	399,600 [a,b]	16,223,760
Pacific Sunwear of California	622,000 [a]	14,809,820

10

Common Stocks (continued)	Shares	Value ($)

Retail Trade (continued)
Petco Animal Supplies	170,700 [a]	3,321,822
Shoe Carnival	97,200 [a]	2,184,084
Valuevision Media, Cl. A	267,500 [a]	3,399,925
		41,529,059
Technology Services—13.4%
Anteon International	271,300 [a]	15,000,177
Business Objects, ADR	331,500 [a]	12,361,635
Chemed	300,000	16,632,000
Click Commerce	390,200 [a,b]	9,840,844
Cybersource	53,500 [a]	447,260
eCollege.com	115,700 [a]	2,386,891
Genesis HealthCare	330,000 [a,b]	13,117,500
Global Payments	218,400	11,369,904
Hyperion Solutions	269,100 [a]	9,028,305
Internet Capital Group	725,600 [a]	6,602,960
Keynote Systems	131,700 [a]	1,481,625
NetRatings	42,400 [a]	552,472
Packeteer	76,500 [a]	914,940
Per-Se Technologies	57,451	1,451,212
Vignette	324,400 [a]	5,222,840
		106,410,565
Transportation—2.6%
Mesa Air Group	435,100 [a]	4,968,842
SCS Transportation	156,000 [a]	4,216,680
Skywest	389,300	11,278,021
		20,463,543
Utilities—2.8%
Allete	189,400	8,839,298
Duquesne Light Holdings	544,000 [b]	9,438,400
Puget Energy	196,800	4,243,008
		22,520,706
Total Common Stocks
(cost $536,654,448)		785,823,355

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.2%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,432,000)		1,432,000 [c]	1,432,000

Investment of Cash Collateral
for Securities Loaned—7.8%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $62,018,791)		62,018,791 [c]	62,018,791

Total Investments (cost $600,105,239)		107.3%	849,274,146
Liabilities, Less Cash and Receivables		(7.3%)	(58,013,484)
Net Assets		100.0%	791,260,662

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities
	on loan is $58,185,259 and the total market value of the collateral held by the fund is $62,018,791.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

Finance	18.4	Process Industries	5.7
Technology Services	13.4	Producer Manufacturing	5.6
Electronic Technology	12.1	Retail Trade	5.2
Health Care	8.1	Consumer Services	4.9
Money Market Investments	8.0	Other	18.9
Commercial Services	7.0		107.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $58,185,259)—Note 1(b):
Unaffiliated issuers	536,654,448	785,823,355
Affiliated issuers	63,450,791	63,450,791
Cash		2,435,126
Receivable for investment securities sold		5,597,439
Receivable for shares of Common Stock subscribed		427,229
Dividends and interest receivable		402,882
Prepaid expenses		35,897
		858,172,719

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		656,736
Liability for securities on loan—Note 1(b)		62,018,791
Payable for investment securities purchased		2,956,777
Payable for shares of Common Stock redeemed		982,228
Accrued expenses		297,525
		66,912,057

Net Assets ($)		791,260,662

Composition of Net Assets ($):
Paid-in capital		476,123,510
Accumulated investment (loss)—net		(945,671)
Accumulated net realized gain (loss) on investments		66,913,916
Accumulated net unrealized appreciation
(depreciation) on investments		249,168,907

Net Assets ($)		791,260,662

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		17,781,377
Net Asset Value, offering and redemption price per share—Note 3(e) ($)		44.50

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $22,240 foreign taxes withheld at source):
Unaffiliated issuers	2,808,728
Affiliated issuers	99,115
Income from securities lending	476,166
Total Income	3,384,009
Expenses:
Management fee—Note 3(a)	3,389,461
Shareholder servicing costs—Note 3(b)	1,490,528
Professional fees	33,967
Custodian fees—Note 3(b)	33,029
Prospectus and shareholders’ reports	19,820
Registration fees	9,330
Interest expense—Note 2	7,903
Directors’ fees and expenses—Note 3(c)	5,847
Miscellaneous	6,806
Total Expenses	4,996,691
Less—reduction in management fee due to
undertaking—Note 3(a)	(660,157)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(4,944)
Net Expenses	4,331,590
Investment (Loss)—Net	(947,581)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	69,303,908
Net unrealized appreciation (depreciation) on investments	12,274,174
Net Realized and Unrealized Gain (Loss) on Investments	81,578,082
Net Increase in Net Assets Resulting from Operations	80,630,501

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	(947,581)	(1,144,515)
Net realized gain (loss) on investments	69,303,908	174,321,426
Net unrealized appreciation
(depreciation) on investments	12,274,174	30,084,682
Net Increase (Decrease) in Net Assets
Resulting from Operations	80,630,501	203,261,593

Dividends to Shareholders from ($):
Net realized gain on investments	(109,301,751)	—

Capital Stock Transactions ($):
Net proceeds from shares sold	58,531,399	124,224,914
Dividends reinvested	107,260,490	—
Cost of shares redeemed	(117,869,978)	(548,335,097)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	47,921,911	(424,110,183)
Total Increase (Decrease) in Net Assets	19,250,661	(220,848,590)

Net Assets ($):
Beginning of Period	772,010,001	992,858,591
End of Period	791,260,662	772,010,001
Undistributed investment income (loss)—net	(945,671)	1,910

Capital Share Transactions (Shares):
Shares sold	1,303,948	2,919,033
Shares issued for dividends reinvested	2,559,353	—
Shares redeemed	(2,634,252)	(12,695,747)
Net Increase (Decrease) in Shares Outstanding	1,229,049	(9,776,714)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2006		Year Ended August 31,

	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	46.64	37.71	34.18	27.85	36.06	40.61
Investment Operations:
Investment (loss)—net [a]	(.06)	(.05)	(.19)	(.16)	(.16)	(.15)
Net realized and unrealized
gain (loss) on investments	4.88	8.98	3.72	6.49	(7.21)	(3.81)
Total from
Investment Operations	4.82	8.93	3.53	6.33	(7.37)	(3.96)
Distributions:
Dividends from net realized
gain on investments	(6.96)	—	—	—	(.84)	(.59)
Net asset value,
end of period	44.50	46.64	37.71	34.18	27.85	36.06

Total Return (%)	11.26[b]	23.68	10.29	22.77	(20.78)	(9.80)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.66[b]	1.33	1.31	1.38	1.34	1.29
Ratio of net expenses
to average net assets	.57[b]	1.26	1.31	1.38	1.34	1.29
Ratio of net investment (loss)
to average net assets	(.12)[b]	(.12)	(.50)	(.56)	(.49)	(.39)
Portfolio Turnover Rate	29.35[b]	42.07	47.66	50.27	36.24	77.63

Net Assets, end of period
($ x 1,000)	791,261	772,010	992,859	1,170,934	1,074,004 1,379,534

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Fund,Inc.”to “Dreyfus Advantage Funds, Inc.”This change became effective March 15, 2006.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at net assets.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For

18

financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended February 28,2006 was approximately $354,400, with a related weighted average annualized interest rate of 4.50% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from September 1, 2005 through August 31, 2006 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .90% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $660,157 during the period ended February 28, 2006.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor deter-

20

mines the amounts to be paid to Service Agents. During the period ended February 28, 2006, the fund was charged $941,517 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $70,699 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $33,029 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $562,725, shareholder services plan fees $150,633, custody fees $10,772, chief compliance officer fees $1,592 and transfer agency per account fees $22,574, which are offset against an expense reimbursement currently in effect in the amount of $91,560.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

(e) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $223,491,833 and $291,000,071, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $249,168,907, consisting of $256,670,341 gross unrealized appreciation and $7,501,434 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

NOTES

For More	Information

Dreyfus	Transfer Agent &
Emerging Leaders Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Future Leaders Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Future Leaders Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks.As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation
March 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced total returns of 9.68% for Class A shares, 9.25% for Class B shares, 9.29% for Class C shares, 9.90% for Class R shares and 9.49% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a total return of 10.24% for the same period.2

We attribute these results to continued strength among small-cap stocks in an economic environment characterized by low inflation, strong corporate earnings and growing levels of global industrial activity. While the fund participated in the small-cap market’s rise, the disappointing performance of a few individual holdings, particularly during January and February 2006, caused its total returns to lag the benchmark.

What is the fund’s investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are future leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.The fund currently considers small companies to be those with market capitalizations that fall within the range of the Index at the time of purchase. However, since the fund may continue to hold its securities as their market capitalizations grow, a substantial portion of the fund’s holdings can have market capitalizations in excess of the Index at any time.

We employ a structured approach in which principles of fundamental analysis are implemented quantitatively.This disciplined, “bottom-up,” approach seeks to identify undervalued securities through a proprietary quantitative model which uses over 40 factors to rank stocks based on fundamental momentum, relative value, future value, long-term growth

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and additional factors, such as technical factors.We attempt to maintain a neutral exposure to industry groups relative to the Index.Within each sector, we overweight the stocks ranked most attractive and underweight or avoid those ranked least attractive.

What other factors influenced the fund’s performance?

Although rising short-term interest rates and high energy prices generated some concerns, market sentiment generally remained positive due to steady economic growth, low inflation and better-than-expected corporate earnings. As they have for nearly six years, small-cap stocks continued to outperform their large-cap counterparts during the reporting period.

In this generally favorable environment, the fund began the reporting period with slightly heavier exposure than the benchmark to the transportation, basic materials and industrials sectors. These overweighted positions had a mildly positive impact on the fund’s performance relative to the benchmark during the reporting period. Generally, however, in accordance with the fund’s industry-neutral, quantitatively driven investment approach, the fund’s returns for the reporting period were driven by our security selection process.

The fund registered both significant successes and disappointments from individual holdings within a variety of sectors. For example, in the basic materials area, investments in gold producers, such as Agnico-Eagle Mines, more than made up for relatively weak returns from other mining concerns, such as coal producer Alpha Natural Resources. Likewise, in the energy sector, independent energy producers, such as Remington Oil and Gas, compensated for weakness among oil services holdings, such as Grey Wolf.

Other top performers ranged from technology companies to health care firms, financial services businesses and industrial concerns. Over the reporting period, the fund received significantly positive contributions to its results from electronic component maker TTM Technologies, supply chain software developer Click Commerce, biotechnology developer Arena Pharmaceuticals, The Nasdaq Stock

4

Market, educational finance services provider Nelnet, railroad equipment manufacturer Wabtec, airline holding company AMR and heavy machinery producer JLG Industries.

Notably weak performers covered similarly broad territory. They included wireless broadband service provider Novatel Wireless and semiconductor designer SigmaTel in technology; home services provider Apria Healthcare Group and equipment maker Syneron Medical in health care; and specialty retailer Pacific Sunwear of California and radio broadcaster Spanish Broadcasting System in the consumer-related area.

What is the fund’s current strategy?

As of the end of the reporting period, the fund’s portfolio is fully in line with our sector-neutral investment approach, with all holdings meeting the fund’s quantitatively based investment criteria.

Most of the fund’s recent underperformance compared to its benchmark occurred during January and February 2006, when markets moved counter to the prevailing long-term trends on which the fund’s quantitative investment approach is based. Historically, such countervailing movements generally have proved short lived, with the market reverting to its more typical behavior of rewarding the value and growth characteristics that we target. Accordingly, we have continued to rely on our quantitative investment discipline to construct a diversified portfolio of stocks that, in our judgment, is well-positioned for future growth.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Future Leaders Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.50	$ 10.38	$ 10.38	$ 4.22	$ 7.79
Ending value (after expenses)	$1,096.80	$1,092.50	$1,092.90	$1,099.00	$1,094.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.26	$ 9.99	$ 9.99	$ 4.06	$ 7.50
Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,020.78	$1,017.36

  Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, .81% for Class R and 1.50% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Common Stocks—99.4%	Shares	Value ($)

Commercial Services—4.9%
Agilysys	49,400	705,926
DiamondCluster International, Cl. A	54,800 [a]	535,396
Handleman	56,600	556,378
Kforce	42,900 [a]	519,519
Pacific Ethanol	87,700 [a]	1,648,760
Performance Food Group	129,000 [a]	3,788,730
Rush Enterprises, Cl. A	47,900 [a]	886,150
Spherion	141,600 [a]	1,413,168
Startek	19,600	386,120
Standard Register	16,900	277,498
		10,717,645
Communications—.8%
Alaska Communications Systems Group	58,800	652,092
Fairpoint Communications	22,500	316,575
Talk America Holdings	79,500 [a]	678,135
		1,646,802
Consumer Durables—1.6%
Arctic Cat	11,100	266,400
WMS Industries	113,500 [a]	3,297,175
		3,563,575
Consumer Non-Durables—4.0%
Parlux Fragrances	25,800 [a,b]	892,422
Ralcorp Holdings	90,000 [a]	3,475,800
Steven Madden	21,200	679,460
Warnaco Group	161,000 [a]	3,736,810
		8,784,492
Consumer Services—3.5%
AFC Enterprises	19,500	303,030
HouseValues	84,200 [a,b]	1,136,700
LodgeNet Entertainment	12,100 [a]	172,304
Lone Star Steakhouse & Saloon	15,900	428,664
Luby’s	62,000 [a]	924,420
Sinclair Broadcast Group, Cl. A	151,300	1,087,847
Shuffle Master	99,800 [a,b]	2,607,774
World Wrestling Entertainment	65,700	982,215
		7,642,954

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology—14.4%
Advanced Energy Industries	29,100 [a]	416,712
American Science & Engineering	32,500 [a]	2,472,925
Amkor Technology	273,400 [a]	2,427,792
Armor Holdings	43,200 [a]	2,537,136
Asyst Technologies	91,800 [a]	895,968
Digi International	15,400 [a]	167,398
Emcore	72,300 [a]	560,325
Genesis Microchip	110,400 [a]	2,373,600
Hutchinson Technology	50,500 [a]	1,389,255
Integrated Device Technology	202,600 [a]	3,008,610
Mercury Computer Systems	25,600 [a]	441,344
Methode Electronics	63,800	782,826
Microsemi	65,000 [a]	1,998,750
Mobility Electronics	23,600 [a]	222,548
Multi-Fineline Electronix	9,800 [a]	558,012
Novatel Wireless	135,000 [a,b]	1,101,600
Redback Networks	36,200 [a]	685,990
Spectralink	78,200	967,334
Triumph Group	75,000 [a]	3,138,750
TTM Technologies	122,400 [a]	1,580,184
Varian Semiconductor
Equipment Associates	66,400 [a]	3,131,424
X-Rite	40,100	511,275
		31,369,758
Energy Minerals—2.1%
Remington Oil & Gas	97,000 [a]	4,064,300
Syntroleum	47,900 [a]	422,478
		4,486,778
Finance—21.7%
Advanta, Cl. B	33,100	1,160,817
Arch Capital Group	47,600 [a]	2,692,256
Ashford Hospitality Trust	62,700	783,123
BankAtlantic Bancorp, Cl. A	185,000	2,525,250
Bedford Property Investors	11,000	295,020
Boykin Lodging	11,700 [a]	149,526

8

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Cedar Shopping Centers	13,400	203,814
Citizens Banking	16,100	426,328
City Holding	4,300	156,563
Commercial Net Lease Realty	75,900	1,726,725
Community Bank System	27,700	600,259
Education Realty Trust	18,700	252,450
Entertainment Properties Trust	8,800	363,880
First Niagara Financial Group	214,500	3,022,305
Getty Realty	19,000	538,650
Inland Real Estate	41,300	635,607
LTC Properties	38,100	843,153
Max Re Capital	117,700	2,873,057
Nasdaq Stock Market	94,300 [a]	3,820,093
National Financial Partners	90,100	5,302,385
National Health Investors	17,100	455,202
Nelnet, Cl. A	108,500 [a]	4,497,325
Omega Healthcare Investors	27,900	361,026
Oriental Financial Group	33,700	480,562
R-G Financial, Cl. B	65,300	769,887
Ramco-Gershenson Properties	15,200	441,712
Republic Bancorp/MI	64,500	782,385
Senior Housing Properties Trust	72,500	1,299,925
Strategic Hotel Capital	24,300	524,880
Sunterra	21,100 [a]	316,500
Texas Regional Bancshares, Cl. A	104,000	3,211,520
Universal American Financial	149,000 [a]	2,257,350
Westamerica Bancorporation	56,000	3,037,440
Winston Hotels	44,000	452,320
		47,259,295
Health Technology—6.8%
Alpharma, Cl. A	88,900	2,689,225
Andrx	144,000 [a]	2,822,400
Arena Pharmaceuticals	77,400 [a]	1,370,754
deCODE genetics	67,100 [a]	632,082
Enzon Pharmaceuticals	42,700 [a]	288,652

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Technology (continued)
Neopharm	32,400 [a]	327,888
Nuvelo	105,800 [a]	1,813,412
OccuLogix	42,800 [a,b]	155,792
Serologicals	149,400 [a,b]	3,613,986
Stereotaxis	64,400 [a]	852,012
TriPath Imaging	34,900 [a]	225,803
		14,792,006
Industrial Services—5.1%
Grey Wolf	514,500 [a,b]	3,570,630
Todco, Cl. A	68,300	2,289,416
Veritas DGC	126,000 [a]	5,308,380
		11,168,426
Non-Energy Minerals—1.1%
PAN American Silver	96,400 [a]	2,135,260
Roanoke Electric Steel	10,200	285,090
		2,420,350
Process Industries—3.7%
Albany International, Cl. A	85,400	3,174,318
Crown Holdings	138,500 [a]	2,534,550
Pioneer Cos.	25,900 [a]	780,108
Wausau Paper	87,800	1,141,400
Zoltek Cos.	27,200 [a,b]	469,472
		8,099,848
Producer Manufacturing—7.8%
Bucyrus International, Cl. A	25,800	1,624,884
JLG Industries	136,200	8,034,438
LSI Industries	38,200	593,628
Steel Technologies	13,300	366,947
Sun Hydraulics	27,400	623,076
TurboChef Technologies	26,300 [a]	349,790
Wabtec	160,600	5,304,618
		16,897,381
Retail Trade—4.8%
Aeropostale	100,000 [a]	2,869,000
Audible	81,600 [a,b]	826,608
Finish Line, Cl. A	94,900	1,588,626

10

Common Stocks (continued)	Shares	Value ($)

Retail Trade (continued)
Pacific Sunwear of California	152,000 [a]	3,619,120
Shoe Carnival	29,200 [a]	656,124
Valuevision Media, Cl. A	63,300 [a]	804,543
		10,364,021
Technology Services—12.9%
Albany Molecular Research	88,800 [a]	895,992
Anteon International	50,500 [a]	2,792,145
Apria Healthcare Group	58,300 [a]	1,340,317
Beverly Enterprises	299,500 [a]	3,701,820
Click Commerce	33,800 [a,b]	852,436
Global Payments	39,000	2,030,340
Hyperion Solutions	86,250	2,893,688
InfoSpace	85,300 [a]	2,056,583
Internet Capital Group	126,100 [a]	1,147,510
Magellan Health Services	78,700 [a]	3,005,553
Packeteer	47,700 [a]	570,492
SYKES Enterprises	106,300	1,415,916
Vignette	123,400 [a]	1,986,740
Wind River Systems	210,000	3,248,700
		27,938,232
Transportation—1.4%
SCS Transportation	9,800	264,894
UTI Worldwide	25,500	2,668,065
		2,932,959
Utilities—2.8%
El Paso Electric	171,500	3,507,175
Laclede Group	7,700	259,413
Westar Energy	104,000	2,238,080
		6,004,668
Total Common Stocks
(cost $163,510,626)		216,089,190

Other Investment—.5%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,135,000)	1,135,000 [c]	1,135,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—4.6%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $10,015,764)		10,015,764 [c]	10,015,764

Total Investments (cost $174,661,390)		104.5%	227,239,954
Liabilities, Less Cash and Receivables		(4.5%)	(9,867,400)
Net Assets		100.0%	217,372,554

[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities
	on loan is $9,356,968 and the total market value of the collateral held by the fund is $10,015,764.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Finance	21.7	Short-Term/Money Market Investments 5.1
Electronic Technology	14.4	Commercial Services	4.9
Technology Services	12.9	Retail Trade	4.8
Producer Manufacturing	7.8	Other	21.0
Health Technology	6.8
Industrial Services	5.1		104.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $9,356,968)—Note 1(b):
Unaffiliated issuers			163,510,626		216,089,190
Affiliated issuers			11,150,764 11,150,764
Cash					1,658,300
Receivable for investment securities sold					1,414,343
Receivable for shares of Common Stock subscribed					331,772
Dividends and interest receivable					53,389
Prepaid expenses					33,982
					230,731,740

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					223,217
Liability for securities on loan—Note 1(b)					10,015,764
Payable for investment securities purchased					2,600,120
Payable for shares of Common Stock redeemed					418,296
Accrued expenses					101,789
					13,359,186

Net Assets ($)					217,372,554

Composition of Net Assets ($):
Paid-in capital					148,678,614
Accumulated investment (loss)—net					(877,265)
Accumulated net realized gain (loss) on investments					16,992,641
Accumulated net unrealized appreciation
(depreciation) on investments					52,578,564

Net Assets ($)					217,372,554

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	98,840,876	44,997,616	38,207,978	32,925,207 2,400,877
Shares Outstanding	5,182,912	2,474,605	2,097,209	1,684,966	128,606

Net Asset Value
Per Share ($)	19.07	18.18	18.22	19.54	18.67
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,519 foreign taxes withheld at source):
Unaffiliated issuers	532,618
Affiliated issuers	21,492
Income from securities lending	88,799
Total Income	642,909
Expenses:
Management fee—Note 3(a)	935,952
Shareholder servicing costs—Note 3(c)	363,797
Distribution fees—Note 3(b)	298,351
Professional fees	24,658
Registration fees	23,717
Prospectus and shareholders’ reports	21,043
Custodian fees—Note 3(c)	10,390
Directors’ fees and expenses—Note 3(d)	1,572
Interest expense—Note 2	509
Loan commitment fees—Note 2	38
Miscellaneous	7,281
Total Expenses	1,687,308
Less—reduction in management fee
due to undertaking—Note 3(a)	(164,657)
Less—reduction in cusdody fees
due to earnings credits—Note 1(b)	(2,148)
Net Expenses	1,520,503
Investment (Loss)—Net	(877,594)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,121,584
Net unrealized appreciation (depreciation) on investments	2,999,431
Net Realized and Unrealized Gain (Loss) on Investments	20,121,015
Net Increase in Net Assets Resulting from Operations	19,243,421

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment (loss)—net	(877,594)	(1,778,771)
Net realized gain (loss) on investments	17,121,584	44,510,045
Net unrealized appreciation
(depreciation) on investments	2,999,431	12,807,744
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,243,421	55,539,018

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(12,906,628)	—
Class B shares	(6,091,580)	—
Class C shares	(5,002,198)	—
Class R shares	(4,252,674)	—
Class T shares	(284,259)	—
Total Dividends	(28,537,339)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	13,644,817	34,230,166
Class B shares	1,520,829	2,140,318
Class C shares	4,226,391	5,955,862
Class R shares	1,345,952	8,314,991
Class T shares	900,136	633,096
Dividends reinvested:
Class A shares	11,186,325	—
Class B shares	5,562,440	—
Class C shares	4,342,037	—
Class R shares	3,749,382	—
Class T shares	237,583	—
Cost of shares redeemed:
Class A shares	(20,282,314)	(51,608,453)
Class B shares	(4,114,268)	(8,448,947)
Class C shares	(3,283,138)	(6,820,904)
Class R shares	(3,594,224)	(76,035,359)
Class T shares	(225,309)	(421,464)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	15,216,639	(92,060,694)
Total Increase (Decrease) in Net Assets	5,922,721	(36,521,676)

Net Assets ($):
Beginning of Period	211,449,833	247,971,509
End of Period	217,372,554	211,449,833
Undistributed investment income (loss)—net	(877,265)	329

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	713,253	1,870,219
Shares issued for dividends reinvested	613,196	—
Shares redeemed	(1,057,662)	(2,769,979)
Net Increase (Decrease) in Shares Outstanding	268,787	(899,760)

Class B [a]
Shares sold	83,156	118,103
Shares issued for dividends reinvested	319,139	—
Shares redeemed	(222,379)	(470,502)
Net Increase (Decrease) in Shares Outstanding	179,916	(352,399)

Class C
Shares sold	230,098	330,408
Shares issued for dividends reinvested	248,827	—
Shares redeemed	(178,553)	(382,599)
Net Increase (Decrease) in Shares Outstanding	300,372	(52,191)

Class R
Shares sold	68,882	453,382
Shares issued for dividends reinvested	200,716	—
Shares redeemed	(184,987)	(4,058,511)
Net Increase (Decrease) in Shares Outstanding	84,611	(3,605,129)

Class T
Shares sold	48,482	34,390
Shares issued for dividends reinvested	13,303	—
Shares redeemed	(12,082)	(23,184)
Net Increase (Decrease) in Shares Outstanding	49,703	11,206

[a]	During the period ended February 28, 2006, 39,638 Class B shares representing $738,643 were automatically converted to 37,936 Class A shares and during the period ended August 31, 2005, 41,724 Class B shares representing $749,997 were automatically converted to 40,309 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	20.01	15.97	15.18	12.45	14.65	14.32
Investment Operations:
Investment (loss)—net [a]	(.06)	(.12)	(.15)	(.12)	(.10)	(.01)
Net realized and unrealized
gain (loss) on investments	1.87	4.16	.94	2.85	(2.10)	.34
Total from
Investment Operations	1.81	4.04	.79	2.73	(2.20)	.33
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—	—
Net asset value, end of period	19.07	20.01	15.97	15.18	12.45	14.65

Total Return (%) [b]	9.68[c]	25.22	5.27	21.93	(15.02)	2.30

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70[c]	1.46	1.42	1.50	1.43	1.83
Ratio of net expenses
to average net assets	.62[c]	1.39	1.42	1.50	1.43	1.63
Ratio of net investment (loss)
to average net assets	(.31)[c]	(.62)	(.92)	(.96)	(.66)	(.70)
Portfolio Turnover Rate	29.18[c]	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period
($ x 1,000)	98,841	98,348	92,873	54,761	38,350	16,379

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	19.27	15.48	14.82	12.25	14.52	14.30
Investment Operations:
Investment (loss)—net [a]	(.13)	(.24)	(.27)	(.21)	(.21)	(.02)
Net realized and unrealized
gain (loss) on investments	1.79	4.03	.93	2.78	(2.06)	.24
Total from
Investment Operations	1.66	3.79	.66	2.57	(2.27)	.22
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—	—
Net asset value, end of period	18.18	19.27	15.48	14.82	12.25	14.52

Total Return (%) [b]	9.25[c]	24.48	4.45	20.98	(15.63)	1.54

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07[c]	2.17	2.17	2.25	2.19	2.58
Ratio of net expenses
to average net assets	.99[c]	2.10	2.17	2.25	2.19	2.37
Ratio of net investment (loss)
to average net assets	(.68)[c]	(1.33)	(1.68)	(1.71)	(1.43)	(1.41)
Portfolio Turnover Rate	29.18[c]	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period
($ x 1,000)	44,998	44,218	40,985	32,247	27,898	16,648

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	19.30	15.51	14.84	12.26	14.53	14.30
Investment Operations:
Investment (loss)—net [a]	(.13)	(.23)	(.26)	(.21)	(.21)	(.02)
Net realized and unrealized
gain (loss) on investments	1.80	4.02	.93	2.79	(2.06)	.25
Total from
Investment Operations	1.67	3.79	.67	2.58	(2.27)	.23
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—	—
Net asset value, end of period	18.22	19.30	15.51	14.84	12.26	14.53

Total Return (%) [b]	9.29[c]	24.44	4.51	21.04	(15.62)	1.61

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06[c]	2.13	2.13	2.26	2.19	2.69
Ratio of net expenses
to average net assets	.99[c]	2.05	2.13	2.26	2.19	2.37
Ratio of net investment (loss)
to average net assets	(.68)[c]	(1.28)	(1.62)	(1.72)	(1.43)	(1.41)
Portfolio Turnover Rate	29.18[c]	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period
($ x 1,000)	38,208	34,685	28,674	15,730	12,918	4,353

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	20.40	16.21	15.34	12.53	14.69	14.32
Investment Operations:
Investment (loss)—net [a]	(.02)	(.03)	(.09)	(.07)	(.05)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	1.91	4.22	.96	2.88	(2.11)	.37
Total from
Investment Operations	1.89	4.19	.87	2.81	(2.16)	.37
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—	—
Net asset value, end of period	19.54	20.40	16.21	15.34	12.53	14.69

Total Return (%)	9.90[c]	25.85	5.67	22.42	(14.70)	2.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50[c]	1.06	1.04	1.12	1.10	1.36
Ratio of net expenses
to average net assets	.40[c]	1.01	1.04	1.12	1.10	1.26
Ratio of net investment (loss)
to average net assets	(.09)[c]	(.19)	(.55)	(.58)	(.32)	(.21)
Portfolio Turnover Rate	29.18[c]	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period
($ x 1,000)	32,925	32,646	84,373	91,367	77,506	46,409

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
See notes to financial statements.

20

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	19.68	15.75	15.04	12.39	14.63	14.32
Investment Operations:
Investment (loss)—net [a]	(.08)	(.17)	(.23)	(.18)	(.15)	(.01)
Net realized and unrealized
gain (loss) on investments	1.82	4.10	.94	2.83	(2.09)	.32
Total from
Investment Operations	1.74	3.93	.71	2.65	(2.24)	.31
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—	—
Net asset value, end of period	18.67	19.68	15.75	15.04	12.39	14.63

Total Return (%) [b]	9.49[c]	24.95	4.72	21.39	(15.31)	2.16

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84[c]	1.78	1.90	1.96	1.79	2.53
Ratio of net expenses
to average net assets	.75[c]	1.70	1.90	1.96	1.79	1.86
Ratio of net investment (loss)
to average net assets	(.44)[c]	(.92)	(1.40)	(1.43)	(1.02)	(.90)
Portfolio Turnover Rate	29.18[c]	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period
($ x 1,000)	2,401	1,552	1,066	667	441	289

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

• By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor chil-
dren have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.

• With the cash proceeds from an investor’s exercise of employment-
related stock options, whether invested in the fund directly or indi-
rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat-
ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase
Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.

• By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

• For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib-
ution proceeds from qualified and non-qualified retirement plans or a
Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qual-
ified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the
Distributor specifically relating to processing rollovers. Upon estab-
lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations

24

based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowing outstanding under the line of credit during the period ended February 28, 2006 was approximately $21,800, with a related weighted average annualized interest rate of 4.71% .

26

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from September 1, 2005 through August 31, 2006 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses.The reduction in the management fee, pursuant to the undertaking, amounted to $164,657 during the period ended February 28, 2006.

During the period ended February 28, 2006, the Distributor retained $13,824 and $132 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $38,517 and $1,705 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $162,722, $133,151 and $2,478, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006 Class A, Class B, Class C and Class T shares were charged $118,902, $54,240, $44,384 and $2,478, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $65,598 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $10,390 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $149,127, Rule 12b-1 distribution plan fees $47,885, shareholder services plan fees $35,166, custodian fees $3,471, chief compliance officer fees $1,592 and transfer agency per account fees $23,592, which are offset against an expense reimbursement currently in effect in the amount of $37,616.

28

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $61,232,870 and $76,357,614, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $52,578,564, consisting of $56,831,701 gross unrealized appreciation and $4,253,137 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 29

For More	Information

Dreyfus Premier	Transfer Agent &
Future Leaders Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
International Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier International Value Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

International stocks generally continued to outpace most U.S. markets over the past six months. Equity valuations in many foreign markets have remained attractive relative to local interest rates. In Europe, for example, bond yields have remained low in a struggling regional economy, prompting investors to turn to stocks for potentially higher returns. In Japan, signs of a long-awaited economic recovery may have begun to boost investor confidence in the growth potential of domestic companies. Furthermore, the emerging markets of Asia, Latin America and Eastern Europe continued to benefit from robust global demand for exports of natural resources and manufactured goods.

Our chief economist, Richard Hoey, currently expects continued economic growth in the United States and globally, which could support business fundamentals for many international companies. However, the global economic expansion may become more balanced as domestic demand expands in many international markets and local economies rely less on exports to the United States. By the same token, in the U.S. economy, corporate capital investments, exports and non-residential construction may take the reins from consumers, whose spending may become more constrained by higher interest rates and moderating housing prices. Clearly, changes in the global and U.S. economic climates may benefit some areas of the international financial markets more than others, and your financial advisor can discuss investment options that may be suitable for you in this environment.

For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

The Dreyfus Corporation
March 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced total returns of 12.90% for its Class A shares, 12.46% for its Class B shares, 12.47% for its Class C shares, 13.05% for its Class R shares and 12.61% for its Class T shares.1 The fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 15.14% for the same period.2

We attribute the international market’s return to a growing global economy, in which gains were achieved across a relatively broad array of industry groups. However, the fund’s returns fell short of the benchmark, primarily due to some disappointing stock selections in France and Japan.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies.The fund normally invests in companies in at least 10 foreign countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

  Value, or how a stock is priced relative to traditional business performance measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and
  Business momentum, or the presence of a catalyst such as corporate restructuring, management changes or positive earnings surprises that can potentially trigger a price increase in the near- to midterm.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund’s performance?

Shortly after the reporting period began, the international equity markets generally retreated due to investors’ concerns that corporate earnings and global economic growth might slow. In Europe, equity markets also fell when inflation fears intensified. However, negative investor sentiment proved to be short-lived, as stocks in Italy and France rallied when a rise in mergers-and-acquisitions activity appeared likely to unlock shareholder value in a number of industry groups. In Germany, ongoing corporate restructuring efforts and strong export activity also resulted in stock market gains. Japan’s equity markets posted especially strong results when the domestic economy recovered in the wake of long-awaited reforms to the nation’s banking system.

Some of the fund’s greater gains for the reporting period occurred in the United Kingdom, where retailer Marks & Spencer Group’s new CEO announced a restructuring plan that is expected to improve corporate profitability.The stock price of airport operator BAA increased sharply on takeover speculation. M&A activity also benefited a number of the fund’s holdings in Italian banks, including Unicredito and Banco Popolare di Verona e Novara. Benetton Group, the Italian clothing maker, boosted its stock price by moving its manufacturing to lower-cost regions. The fund’s financials holdings in the Netherlands fared well due to favorable interest rates and strong international equity markets. The fund’s winners among Dutch financial services providers included insurer Aegon Holding, insurance and banking company Fortis and retail and investment banker ABN AMRO.

On the other hand, the fund’s performance was hindered by some of its holdings in France and Japan. Disappointments included the fund’s relatively heavy exposure to France Telecom, which was weak due to

4

increased competitive pressure on its fixed line business in France and Poland from wireless substitution and voice-over-internet alternatives. French consumer electronics and media conglomerate Thomson reported inconsistent earnings after a shift in the firm’s business mix. In Japan, the fund’s relative performance was hurt by its lack of exposure to Toyota Motor, which benefited from sales of hybrid vehicles. Finally, in contrast to otherwise strong-performing Japanese banks,Takefuji and Aiful detracted from performance after coming under regulatory scrutiny over their maximum allowable sub-prime lending rates.

What is the fund’s current strategy?

As of the end of the reporting period, we have seen what we believe to be continuing signs of broader equity market gains beyond the energy and mining stocks that led the market’s advance in 2005. For example, paper stocks, which were laggards for the majority of 2005, appeared to be recovering from previously depressed earnings. Chemical stocks, which had been saddled by higher fuel input costs, also began to rebound as oil prices moderated. We have been encouraged by this broad-based recovery, in which our “bottom-up” approach has continued to find opportunities among individual companies that appear to us to be attractively valued relative to their growth prospects.

March 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Value Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.18	$ 12.17	$ 11.91	$ 6.71	$ 10.54
Ending value (after expenses)	$1,129.00	$1,124.60	$1,124.70	$1,130.50	$1,126.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.75	$ 11.53	$ 11.28	$ 6.36	$ 9.99
Ending value (after expenses)	$1,017.11	$1,013.34	$1,013.59	$1,018.50	$1,014.88

  Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.31% for Class B, 2.26% for Class C, 1.27% for Class R and 2.00% for Class T multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Common Stocks—96.1%	Shares	Value ($)

Australia—1.8%
Amcor	1,211,948	6,674,807
National Australia Bank	281,304	7,637,187
		14,311,994
Belgium—1.0%
Fortis	215,763	7,720,847
Brazil—.8%
Petroleo Brasileiro, ADR	57,950	5,072,943
Telecomunicacoes Brasileiras, ADR	44,917	1,697,863
		6,770,806
Finland—1.6%
M-real, Cl. B	933,500	4,686,174
Nokia	100,000	1,872,068
Nokia, ADR	80,734	1,500,038
UPM-Kymmene	227,753	4,833,994
		12,892,274
France—10.0%
BNP Paribas	93,140	8,623,820
Carrefour	268,250	13,325,422
Credit Agricole	210,770	7,705,537
France Telecom	525,930	11,444,921
Lafarge	41,430	4,334,949
Sanofi-Aventis	100,900	8,590,360
Thomson	232,950	4,005,437
Total	41,140	10,350,676
Total, ADR	38,614	4,870,384
Valeo	191,996	7,689,961
		80,941,467
Germany—8.8%
Allianz	33,900	5,481,272
Deutsche Bank	74,583	8,221,835
Deutsche Lufthansa	384,627	6,338,256
Deutsche Post	449,064	11,683,823

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Deutsche Telekom	399,420	6,315,319
E.ON	41,257	4,580,040
Hannover Rueckversicherung	151,190	5,741,885
Infineon Technologies	685,820 [a]	6,329,554
Medion	77,200	1,129,494
Metro	83,630	4,452,516
Siemens	56,880	5,232,599
Volkswagen	85,239	5,966,208
		71,472,801
Greece—.5%
Public Power	196,010	4,384,631
Hong Kong—1.3%
Bank of East Asia	2,269,057	7,800,468
Citic Pacific	921,900	2,744,831
		10,545,299
Ireland—1.4%
Bank of Ireland	622,615	11,091,548
Kerry Group, Cl. A	14,600	323,112
		11,414,660
Italy—4.0%
Banco Popolare di Verona e Novara	81,400	1,953,845
Benetton Group	187,824	2,396,386
ENI	323,235	9,234,793
Finmeccanica	81,389	1,782,776
Mediaset	331,600	3,906,550
UniCredito Italiano	1,305,620	9,504,394
Unipol	1,117,100	3,519,889
		32,298,633
Japan—27.1%
77 Bank	719,900	5,425,128
Aeon	200,000	4,769,381
Aiful	121,978	8,175,381
Ajinomoto	274,500	2,925,419
Astellas Pharma	108,200	4,172,646
Canon	154,400	9,696,887

8

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Dentsu	2,141	7,154,757
Fuji Heavy Industries	509,700	2,749,082
Fuji Photo Film	298,800	9,629,312
Funai Electric	61,100	5,462,190
Hino Motors	257,200	1,632,146
JS Group	292,700	5,721,415
Kao	232,800	6,320,505
KDDI	1,676	8,609,978
Kuraray	406,000	4,865,735
Mabuchi Motor	104,000	5,325,373
Matsumotokiyoshi	115,300	3,177,691
Minebea	430,000	2,584,338
Mitsubishi UFJ Financial Group	360	5,507,389
Mitsui Trust Holdings	51,100	754,195
Nippon Express	2,161,400	11,484,081
Nippon Paper Group	666	3,079,870
Nissan Motor	935,000	10,780,102
ORIX	10,720	2,806,396
Ricoh	417,500	7,747,169
Rinnai	184,200	5,388,235
Rohm	101,700	9,873,531
Sekisui Chemical	910,300	7,342,448
Sekisui House	486,900	7,389,695
SFCG	8,067	1,686,363
Shin-Etsu Chemical	56,100	2,986,707
Shinsei Bank	1,082,000	7,312,087
Skylark	305,200	4,779,175
Sohgo Security Services	108,700	1,776,835
Sumitomo Bakelite	22,800	194,331
Sumitomo Mitsui Financial Group	1,071	11,653,090
Takefuji	133,090	8,560,820
TDK	81,900	5,723,147
Toyoda Gosei	161,400	3,444,320
		218,667,350

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Mexico—1.1%
Coca-Cola Femsa, ADR	160,800	4,917,264
Telefonos de Mexico, ADR	167,232	3,744,324
		8,661,588
Netherlands—6.4%
ABN AMRO Holding	218,726	6,376,777
Aegon	413,148	6,823,032
Heineken	273,961	10,322,807
Koninklijke Philips Electronics	262,460	8,549,994
Koninklijke Philips Electronics (New York Shares)	9,500	308,940
Royal Dutch Shell, Cl. A	357,107	10,785,878
VNU	74,260	2,406,724
Wolters Kluwer	269,951	5,929,206
		51,503,358
Portugal—.7%
Energias de Portugal	1,550,050	5,415,459
Singapore—2.2%
DBS Group Holdings	1,057,070	10,636,452
United Overseas Bank	817,500	7,519,705
		18,156,157
South Africa—.6%
Nedbank Group	236,201	4,578,430
South Korea—1.6%
Korea Electric Power, ADR	165,794	3,682,285
KT, ADR	190,400	3,887,968
SK Telecom, ADR	225,420	5,443,893
		13,014,146
Spain—2.1%
Banco Popular Espanol	129,810	1,741,336
Banco Santander Central Hispano	96,950	1,416,139
Gamesa Corp Tecnologica	244,500	4,236,102
Iberdrola	46,960	1,482,190
Repsol YPF	102,100	2,853,680
Repsol YPF, ADR	185,508	5,196,079
		16,925,526

10

Common Stocks (continued)	Shares	Value ($)

Sweden—.6%
Svenska Cellulosa, Cl. B	123,300	5,174,255
Switzerland—5.9%
Ciba Specialty Chemicals	136,476	8,448,465
Clariant	232,450 [a]	3,553,116
Lonza Group	2,391	155,214
Nestle	27,815	8,179,947
Novartis	174,010	9,365,789
Swiss Reinsurance	117,270	8,354,716
UBS	89,900	9,547,206
		47,604,453
Taiwan—.6%
United Microelectronics, ADR	1,535,291	4,836,167
United Kingdom—16.0%
Anglo American	247,616	9,238,480
BAA	123,118	1,727,690
Barclays	792,904	9,297,718
Boots Group	412,252	5,130,616
BP	1,074,325	11,872,183
BT Group	1,084,649	3,914,564
Centrica	1,745,984	8,896,942
Diageo	530,161	8,146,409
GKN	610,120	3,636,044
GlaxoSmithKline	498,769	12,650,920
HSBC Holdings	488,494	8,345,888
Royal Bank of Scotland Group	462,875	15,499,725
Royal Dutch Shell, Cl. A	10,160	305,998
Sainsbury (J)	751,777	4,223,111
Travis Perkins	53,290	1,387,184
Trinity Mirror	282,090	2,857,551
Unilever	822,065	8,471,657
Vodafone Group	7,300,245	13,957,842
		129,560,522
Total Common Stocks
(cost $658,382,573)		776,850,823

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investments—2.2%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $17,700,000)		17,700,000 [b]	17,700,000

Total Investments (cost $676,082,573)		98.3%	794,550,823

Cash and Receivables (Net)		1.7%	13,367,441

Net Assets		100.0%	807,918,264

ADR—American Depository Receipts.
[a] Non-income producing security.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	16.3	Automobiles	3.1
Financial Services	8.6	Electronic Components
Telecommunications	6.2	& Instruments	3.1
Energy	6.1	Forest Products & Paper	3.0
Food & Household Products	5.6	Utilities	3.0
Health Care	4.3	Other	35.7
Miscelleaneous	3.3		98.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			658,382,573		776,850,823
Affiliated issuers			17,700,000		17,700,000
Cash					533,626
Cash denominated in foreign currencies			14,057,360		14,050,613
Receivable for investment securities sold					2,726,543
Receivable for shares of Common Stock subscribed					1,379,047
Dividends receivable					1,306,391
Prepaid expenses					51,079
				814,598,122

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					856,838
Payable for investment securities purchased					3,011,822
Payable for shares of Common Stock redeemed					2,231,841
Net unrealized depreciation on forward
currency exchange contracts—Note 4					226
Accrued expenses and other liabilities					579,131
					6,679,858

Net Assets ($)				807,918,264

Composition of Net Assets ($):
Paid-in capital					665,785,458
Accumulated distributions in excess of investment income—net					(746,782)
Accumulated net realized gain (loss) on investments					24,439,367
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					118,440,221

Net Assets ($)				807,918,264

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	646,688,010	22,547,271	71,265,286	65,118,657	2,299,040
Shares Outstanding	33,160,959	1,177,348	3,709,671	3,337,575	120,741

Net Asset Value
Per Share ($)	19.50	19.15	19.21	19.51	19.04

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Six Months Ended February 28, 2006 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $377,787 foreign taxes withheld at source):
Unaffiliated issuers	6,643,528
Affiliated issuers	130,741
Interest	6,369
Total Income	6,780,638
Expenses:
Management fee—Note 3(a)	3,934,460
Shareholder servicing costs—Note 3(c)	1,539,981
Custodian fees	370,950
Distribution fees—Note 3(b)	344,725
Prospectus and shareholders’ reports	49,177
Registration fees	42,552
Professional fees	30,685
Directors’ fees and expenses—Note 3(d)	6,200
Loan commitment fees—Note 2	1,481
Miscellaneous	23,972
Total Expenses	6,344,183
Investment Income—Net	436,455

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	81,522,471
Net realized gain (loss) on forward currency exchange contracts	166,028
Net Realized Gain (Loss)	81,688,499
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	13,371,101
Net Realized and Unrealized Gain (Loss) on Investments	95,059,600
Net Increase in Net Assets Resulting from Operations	95,496,055

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	436,455	7,691,051
Net realized gain (loss) on investments	81,688,499	71,250,451
Net unrealized appreciation
(depreciation) on investments	13,371,101	50,394,356
Net Increase (Decrease) in Net Assets
Resulting from Operations	95,496,055	129,335,858

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(6,946,995)	(5,699,694)
Class B shares	(124,907)	(72,580)
Class C shares	(376,169)	(273,321)
Class R shares	(841,019)	(583,252)
Class T shares	(22,187)	(14,038)
Net realized gain on investments:
Class A shares	(85,842,166)	—
Class B shares	(3,084,346)	—
Class C shares	(9,524,532)	—
Class R shares	(7,739,859)	—
Class T shares	(332,667)	—
Total Dividends	(114,834,847)	(6,642,885)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	105,861,537	308,094,029
Class B shares	2,565,643	8,574,834
Class C shares	14,937,973	31,678,554
Class R shares	14,021,711	36,299,900
Class T shares	593,112	2,064,755

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	76,410,211	4,173,168
Class B shares	2,453,442	56,628
Class C shares	3,028,658	120,726
Class R shares	8,457,524	527,855
Class T shares	163,847	7,379
Cost of shares redeemed:
Class A shares	(235,735,897)	(217,746,980)
Class B shares	(2,922,640)	(2,677,129)
Class C shares	(18,117,872)	(7,393,660)
Class R shares	(28,773,941)	(14,066,656)
Class T shares	(597,259)	(1,137,641)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(57,653,951)	148,575,762
Total Increase (Decrease) in Net Assets	(76,992,743)	271,268,735

Net Assets ($):
Beginning of Period	884,911,007	613,642,272
End of Period	807,918,264	884,911,007
Undistributed (distributions in excess of)
investment income—net	(746,782)	7,128,040

16

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	5,310,510	16,096,093
Shares issued for dividends reinvested	4,099,044	219,064
Shares redeemed	(11,554,630)	(11,357,328)
Net Increase (Decrease) in Shares Outstanding	(2,145,076)	4,957,829

Class B [a]
Shares sold	132,244	453,705
Shares issued for dividends reinvested	133,776	3,007
Shares redeemed	(147,928)	(141,231)
Net Increase (Decrease) in Shares Outstanding	118,092	315,481

Class C
Shares sold	782,939	1,672,576
Shares issued for dividends reinvested	164,691	6,398
Shares redeemed	(911,493)	(389,771)
Net Increase (Decrease) in Shares Outstanding	36,137	1,289,203

Class R
Shares sold	705,099	1,867,185
Shares issued for dividends reinvested	453,730	27,709
Shares redeemed	(1,385,604)	(719,819)
Net Increase (Decrease) in Shares Outstanding	(226,775)	1,175,075

Class T
Shares sold	31,019	114,452
Shares issued for dividends reinvested	8,992	394
Shares redeemed	(31,224)	(62,770)
Net Increase (Decrease) in Shares Outstanding	8,787	52,076

[a]	During the period ended February 28, 2006, 30,729 Class B shares representing $609,640 were automatically converted to 30,181 Class A shares and during the period ended August 31, 2005, 11,262 Class B shares representing $213,210 were automatically converted to 11,104 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2006			Year Ended August 31,

Class A Shares	(Unaudited)	2005	2004	2003 [a]	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	20.27	17.10	14.10	13.29	14.70	17.21
Investment Operations:
Investment income—net [b]	.02	.20	.18	.15	.17	.13
Net realized and unrealized
gain (loss) on investments 2.44		3.15	2.97	.83	(1.29)	(1.47)
Total from
Investment Operations	2.46	3.35	3.15	.98	(1.12)	(1.34)
Distributions:
Dividends from investment
income—net	(.24)	(.18)	(.15)	(.17)	(.12)	(.11)
Dividends from net realized
gain on investments	(2.99)	—	—	—	(.17)	(1.06)
Total Distributions	(3.23)	(.18)	(.15)	(.17)	(.29)	(1.17)
Net asset value,
end of period	19.50	20.27	17.10	14.10	13.29	14.70

Total Return (%)	12.90[c,d]	19.65[c]	22.46[c]	7.56[c]	(7.64)	(8.22)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77[d]	1.51	1.49	1.54	1.40	1.39
Ratio of net expenses
to average net assets	.77[d]	1.51	1.49	1.54	1.40	1.39
Ratio of net investment income
to average net assets	.09[d]	1.02	1.11	1.22	1.21	.84
Portfolio Turnover Rate	23.82[d]	43.05	49.82	42.86	29.14	30.70

Net Assets, end of period
($ x 1,000)	646,688	715,768	518,880	343,621	322,490	327,478

[a]	The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class B Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.92	16.86	14.00	12.24
Investment Operations:
Investment income (loss)—net [b]	(.06)	.06	.09	.09
Net realized and unrealized gain
(loss) on investments	2.40	3.09	2.91	1.84
Total from Investment Operations	2.34	3.15	3.00	1.93
Distributions:
Dividends from investment
income—net	(.12)	(.09)	(.14)	(.17)
Dividends from net realized
gain on investments	(2.99)	—	—	—
Total Distributions	(3.11)	(.09)	(.14)	(.17)
Net asset value, end of period	19.15	19.92	16.86	14.00

Total Return (%) [c]	12.46[d]	18.70	21.43	16.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15[d]	2.32	2.33	2.00[d]
Ratio of net expenses
to average net assets	1.15[d]	2.32	2.33	2.00[d]
Ratio of net investment income
(loss) to average net assets	(.29)[d]	.30	.55	.70[d]
Portfolio Turnover Rate	23.82[d]	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	22,547	21,101	12,538	827

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class C Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.97	16.90	14.04	12.24
Investment Operations:
Investment income (loss)—net [b]	(.05)	.07	.12	.12
Net realized and unrealized gain
(loss) on investments	2.40	3.10	2.89	1.85
Total from Investment Operations	2.35	3.17	3.01	1.97
Distributions:
Dividends from investment
income—net	(.12)	(.10)	(.15)	(.17)
Dividends from net realized
gain on investments	(2.99)	—	—	—
Total Distributions	(3.11)	(.10)	(.15)	(.17)
Net asset value, end of period	19.21	19.97	16.90	14.04

Total Return (%) [c]	12.47[d]	18.79	21.51	16.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.12[d]	2.26	2.26	1.80[d]
Ratio of net expenses
to average net assets	1.12[d]	2.26	2.26	1.80[d]
Ratio of net investment income
(loss) to average net assets	(.27)[d]	.35	.73	.89[d]
Portfolio Turnover Rate	23.82[d]	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	71,265	73,348	40,291	1,647

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class R Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.33	17.13	14.12	12.24
Investment Operations:
Investment income—net [b]	.04	.30	.31	.22
Net realized and unrealized gain
(loss) on investments	2.46	3.13	2.90	1.83
Total from Investment Operations	2.50	3.43	3.21	2.05
Distributions:
Dividends from investment
income—net	(.33)	(.23)	(.20)	(.17)
Dividends from net realized
gain on investments	(2.99)	—	—	—
Total Distributions	(3.32)	(.23)	(.20)	(.17)
Net asset value, end of period	19.51	20.33	17.13	14.12

Total Return (%)	13.05[c]	20.11	22.86	16.95[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63[c]	1.13	1.16	.96[c]
Ratio of net expenses
to average net assets	.63[c]	1.13	1.16	.96[c]
Ratio of net investment income
to average net assets	.23[c]	1.56	1.82	1.73[c]
Portfolio Turnover Rate	23.82[c]	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	65,119	72,470	40,927	3,778

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	February 28, 2006		Year Ended August 31,

Class T Shares	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.87	16.81	13.95	12.24
Investment Operations:
Investment income (loss)—net [b]	(.03)	.13	.18	(.04)
Net realized and unrealized gain
(loss) on investments	2.39	3.09	2.87	1.92
Total from Investment Operations	2.36	3.22	3.05	1.88
Distributions:
Dividends from investment
income—net	(.20)	(.16)	(.19)	(.17)
Dividends from net realized
gain on investments	(2.99)	—	—	—
Total Distributions	(3.19)	(.16)	(.19)	(.17)
Net asset value, end of period	19.04	19.87	16.81	13.95

Total Return (%) [c]	12.61[d]	19.18	21.95	15.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99[d]	1.92	1.81	1.92[d]
Ratio of net expenses
to average net assets	.99[d]	1.92	1.81	1.92[d]
Ratio of net investment income
(loss) to average net assets	(.13)[d]	.65	1.05	(.45)[d]
Portfolio Turnover Rate	23.82[d]	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	2,299	2,224	1,006	27

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Value Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On March 7, 2006, the Board of Directors approved a change of the company name from “Dreyfus Growth and Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.”This change became effective March 15, 2006.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously main- tained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.

Effective on March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.
24

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using cal-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

culations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

26

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $10,530,095 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2005.This amount can be utilized in subsequent years is subject to an annual limitation due to the fund’s merger with Bear Stearns International Equity Portfolio. If not applied, the capital loss carryover expires in fiscal 2010.The accumulated capital loss carryover reflected above represents capital loss carryover from Bear Stearns International Equity Portfolio after limitations pursuant to Section 383 of the Code.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005 was as follows: ordinary income $6,642,885. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2006, the Distributor retained $13,001 and $8 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $26,827 and $6,332 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2006, Class B, Class C and Class T shares were charged $80,684, $261,290 and $2,751, respectively, pursuant to the Plan.

28

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B, Class C and Class T shares were charged $783,584, $26,895, $87,097 and $2,751, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $151,487, pursuant to the transfer agency agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $615,239, Rule 12b-1 distribution plan fees $53,893, shareholder services plan fees $141,574, chief compliance officer fees $1,592 and transfer agency per account fees $44,540.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities (excluding short-term securities and forward currency exchange contracts) during the period ended February 28, 2006, amounted to $184,593,675 and $357,236,038, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at February 28, 2006:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases;
Singapore Dollar,
expiring 3/1/2006	539,766	332,963	332,737	(226)

30

At February 28, 2006, accumulated net unrealized appreciation on investments was $118,468,250, consisting of $135,856,372 gross unrealized appreciation and $17,388,122 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 31

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
International Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus
Midcap Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Midcap Value Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Despite a relatively choppy market environment for most stocks over much of the reporting period, several major indices posted solid gains, while the Dow Jones Industrial Average — a popular barometer of large-cap stocks — achieved levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns, and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, and the stocks of very large companies have continued to lag the averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks. As a result, a number of the market’s well-known, multinational “blue-chip” stocks ended the reporting period at valuations below their historical averages.

As always, your financial advisor can discuss investment options that may be suitable for you in this environment. For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, Dreyfus Midcap Value Fund produced an 8.80% total return.1 This compares with the 8.18% return provided by the fund’s benchmark, the Russell Midcap Value Index (the “Index”), for the same period.2

A strong U.S. economy, improving corporate earnings and lower energy prices helped midcap stocks produce generally positive results during the reporting period. The fund’s return exceeded that of its benchmark, mainly due to strong stock selections in the health care, consumer discretionary and energy groups.

What is the fund’s investment approach?

The fund’s goal is to surpass the performance of the Index by investing in midcap companies.We consider midcap companies to be companies with market capitalizations between $1 billion and $25 billion at the time of purchase.

We identify potential investments through extensive quantitative and fundamental research. When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors:

  Value, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and
  Business momentum, or the presence of a catalyst such as corporate restructuring, change in management or a spin-off that could trigger an increase in the stock’s price in the near term to midterm.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of the portfolio manager’s expectations.

What other factors influenced the fund’s performance?

The midcap stock market generally benefited from stronger economic growth during the reporting period. Corporate profitability remained strong, which helped support greater capital spending among businesses. Oil prices, which were at an all-time high when the reporting period began in the aftermath of Hurricane Katrina, moderated during the fourth quarter of 2005, helping to boost investor confidence. Natural gas prices fell even more sharply due to unseasonably warm winter weather throughout the United States.The U.S. economy also was bolstered by an improving labor market and strong consumer spending. As a result, investors continued to favor faster-growing companies, helping midcap stocks continue to post greater gains than most large-cap companies.

In this environment, the fund was roughly in line or better than the benchmark in all sectors, with the exception of materials and utilities. Within the materials area, chemical producers, paper and forest product manufacturers, and container and packaging companies were saddled with higher commodity costs, but they were unable to pass these increases along to their customers. In addition, we favored steel processors at a time when basic steel stocks posted stronger returns.Within the utilities sector, the fund was hurt by its holdings of unregulated electric utilities. Profit margins for these utility holdings were eroded when falling natural gas prices decreased the outlook for electricity prices and the profits of nuclear and coal fired generators. As natural gas prices moderated during the reporting period, the stocks of natural gas producers also fell.

On the other hand, the fund scored successes with its holdings in the health care, consumer discretionary and energy areas. We maintained heavier exposure than the benchmark to all three sectors, which contributed positively to the fund’s overall return. In addition, the fund’s performance benefited from our security selections in each area.Within

4

the health care sector, the fund derived attractive results from research and development-driven stocks, most notably in the biotechnology, pharmaceuticals and medical technology industries. Consumer discretionary stocks also posted attractive gains; in contrast, the sector generated a negative absolute return for the benchmark.The greatest contributions from this area came from several discount retailers as well as apparel retailers that cater to younger consumers. In addition, fortunate timing in the purchase of some restaurant stocks helped boost the fund’s relative performance. In the energy sector, our move early in the reporting period away from gas-related producers and toward oil-concentrated exploration and production companies proved timely. When gas prices dropped later in the reporting period, we shifted emphasis to global oil service companies, which also benefited the fund’s performance.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to find what we believe to be attractive investment opportunities in the health care area, especially among biotechnology, pharmaceutical and health care services companies where we see catalysts that could fuel gains over the next 12 to 18 months. In the materials sector, we have emphasized a number of companies that, in our judgment, may be able to pass on higher input costs to customers over the near term. Conversely, we have found fewer stocks meeting our criteria in the consumer, energy and financials areas.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Value Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 6.11
Ending value (after expenses)	$1,088.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 5.91
Ending value (after expenses)	$1,018.94

  Expenses are equal to the fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Common Stocks—97.9%	Shares		Value ($)

Aerospace & Military Technology—2.3%
Empresa Brasileira de Aeronautica, ADR	772,560		30,709,260
Airlines—.3%
ACE Aviation Holdings, Cl. A	112,800	[a]	3,374,333
Basic Industries—5.9%
Abitibi-Consolidated	966,100		3,371,689
Applied Micro Circuits	1,861,822	[a]	6,721,177
Chemtura	3,457,747		38,311,837
Martin Marietta Materials	29,700		2,895,750
Owens-Illinois	819,000	[a]	15,348,060
Smurfit-Stone Container	862,500	[a]	11,316,000
			77,964,513
Beverages & Tobacco—1.6%
CBRL Group	486,200		21,601,866
Broadcasting & Publishing—.7%
DreamWorks Animation SKG, Cl. A	336,600	[a,b]	9,088,200
Capital Goods—3.0%
Deere & Co.	217,700		16,603,979
Navistar International	783,300	[a]	22,989,855
			39,593,834
Consumer Cyclical—.4%
Kohl’s	98,000	[a]	4,714,780
Consumer Durables—2.2%
Cameco	236,000		8,760,320
Steelcase, Cl. A	614,700		10,449,900
WCI Communities	53,700	[a,b]	1,355,388
Whirlpool	98,300		8,826,357
			29,391,965
Consumer Non-Durables—2.3%
Del Monte Foods	1,997,200		21,729,536
Polo Ralph Lauren	156,500		9,070,740
			30,800,276
Consumer Services—9.6%
Abercrombie & Fitch, Cl. A	118,300		7,963,956
Aramark, Cl. B	276,300		7,863,498
Best Buy	170,450		9,180,437
Brinker International	364,760		15,192,254
Clear Channel Communications	319,740		9,048,642

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Dollar Tree Stores	719,499 [a]	19,728,662
Expedia	245,344 [a,b]	4,654,176
Federated Department Stores	124,900	8,872,896
Marvel Entertainment	1,099,200 [a,b]	20,357,184
Ruby Tuesday	136,850	3,907,067
Safeway	423,990	10,307,197
TJX Cos.	424,130	10,386,944
		127,462,913
Energy—4.9%
El Paso	853,200	11,159,856
Headwaters	236,760 [a]	8,788,531
Key Energy Services	733,650 [a]	10,968,068
Marathon Oil	49,900	3,522,940
Questar	175,400	12,848,050
Tidewater	166,680	8,709,030
Western Refining	30,980 [a]	503,115
Whitney Holding	264,100	9,040,143
		65,539,733
Financial Services—20.3%
AmeriCredit	795,100 [a]	23,455,450
Axis Capital Holdings	287,300	8,894,808
Capital One Financial	422,500	37,011,000
CIT Group	289,700	15,577,169
Cousins Properties	281,800	8,642,806
E*Trade Financial	1,025,460 [a]	26,231,267
Equity Office Properties Trust	247,100	7,771,295
Fidelity National Title Group, Cl. A	525,400	12,451,980
Hudson City Bancorp	2,657,500	34,308,325
MBIA	28,550	1,677,027
Montpelier Re Holdings	618,900	10,669,836
National Financial Partners	128,130	7,540,450
Nuveen Investments, Cl. A	363,800	17,524,246
PartnerRe	71,400	4,327,554
RenaissanceRe Holdings	261,200	11,636,460
UnumProvident	1,239,000 [b]	25,634,910
XL Capital, Cl. A	238,890	16,137,020
		269,491,603

8

Common Stocks (continued)	Shares	Value ($)

Forest Products—.2%
Domtar	437,500 [a]	2,362,500
Health Care—13.8%
Biogen Idec	341,300 [a]	16,126,425
Biovail	1,272,540	32,029,832
Cephalon	484,300 [a,b]	38,492,164
Cooper Cos.	609,000	31,954,230
Emdeon	1,302,770 [a]	13,731,196
Omnicare	583,520	35,507,192
Universal Health Services, Cl. B	284,900	14,310,527
		182,151,566
Hotels, Resorts & Cruise Lines—2.3%
Royal Caribbean Cruises	692,500	30,511,550
Insurance—.3%
Endurance Specialty Holdings	114,000	3,591,000
Merchandising—.3%
Estee Lauder Cos., Cl. A	121,100	4,531,562
Metals—.1%
Worthington Industries	99,930	1,958,628
Oil & Gas Drilling & Equipment—1.8%
Diamond Offshore Drilling	78,600	6,082,854
Noble	234,600	17,339,286
		23,422,140
Optical Supplies—.3%
Advanced Medical Optics	94,000 [a]	4,181,120
Real Estate Investment Trusts—.7%
Home Properties of New York	184,000	9,082,240
Restaurants—.7%
Outback Steakhouse	207,300	8,667,213
Technology—14.4%
Activision	563,000 [a]	7,037,500
Agere Systems	184,664 [a]	2,480,037
Amphenol, Cl. A	190,700	9,578,861
Ceridian	445,750 [a]	11,527,095
Compuware	342,600 [a]	2,812,746
Conexant Systems	2,575,200 [a]	7,674,096
Cypress Semiconductor	1,430,900 [a,b]	25,412,784
Diebold	246,500	9,860,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Intuit	255,700 [a]	12,421,906
National Instruments	159,170	5,165,066
Spansion, Cl. A	493,900 [a]	7,210,940
Symbol Technologies	2,903	33,733
Teradyne	1,852,240 [a]	31,099,110
United Microelectronics, ADR	5,825,293	18,349,673
Vishay Intertechnology	732,200 [a]	10,631,544
Zebra Technologies, Cl. A	669,100 [a]	29,534,074
		190,829,165
Transportation—3.5%
Airtran Holdings	157,300 [a,b]	2,796,794
Continental Airlines, Cl. B	584,100 [a]	13,609,530
EGL	99,900 [a]	4,040,955
Southwest Airlines	75,500	1,266,135
Swift Transportation	364,083 [a]	8,679,739
Union Pacific	175,400	15,531,670
		45,924,823
Utilities—6.0%
CMS Energy	913,600 [a]	12,863,488
Constellation Energy Group	151,000	8,869,740
Dominion Resources/VA	109,000	8,185,900
EchoStar Communications, Cl. A	363,480 [a]	10,675,408
Entergy	287,100	20,817,621
Exelon	112,800	6,442,008
Leap Wireless International	248,200 [a]	10,451,702
Reliant Energy	101,720 [a]	1,033,475
		79,339,342
Total Common Stocks
(cost $1,137,426,569)		1,296,286,125

	Principal
Short-Term Investments—2.8%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.24%, 3/9/2006	14,777,000	14,762,962
4.31%, 3/16/2006	22,056,000	22,016,078
Total Short-Term Investments
(cost $36,779,484)		36,779,040

10

Investment of Cash Collateral
for Securities Loaned—1.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $23,309,373)	23,309,373 [c]	23,309,373

Total Investments (cost $1,197,515,426)	102.4%	1,356,374,538
Liabilities, Less Cash and Receivables	(2.4%)	(31,924,719)
Net Assets	100.0%	1,324,449,819

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $22,274,154 and the total market value of the collateral held by the fund is $23,309,373.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial Services	20.3	Energy	4.9
Technology	14.4	Short-Term/
Health Care	13.8	Money Market Investments	4.5
Consumer Services	9.6	Transportation	3.5
Utilities	6.0	Other	19.5
Basic Industries	5.9		102.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $22,274,154)—Note 1(b):
Unaffiliated issuers	1,174,206,053	1,333,065,165
Affiliated issuers	23,309,373	23,309,373
Cash		456,813
Receivable for investment securities sold		43,938,649
Dividends and interest receivable		914,301
Receivable for shares of Common Stock subscribed		455,666
Prepaid expenses		42,229
		1,402,182,196

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,094,489
Payable for investment securities purchased		49,994,242
Liability for securities on loan—Note 1(b)		23,309,373
Payable for shares of Common Stock redeemed		2,570,207
Interest payable—Note 2		37,724
Accrued expenses		726,342
		77,732,377

Net Assets ($)		1,324,449,819

Composition of Net Assets ($):
Paid-in capital		1,159,440,467
Accumulated investment (loss)—net		(1,679,837)
Accumulated net realized gain (loss) on investments		7,830,077
Accumulated net unrealized appreciation
(depreciation) on investments		158,859,112

Net Assets ($)		1,324,449,819

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		39,643,229
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		33.41

See notes to financial statements.
12

STATEMENT OF OPERATIONS Six Months Ended February 28, 2006 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $84,058 foreign taxes withheld at source)	5,836,865
Interest	428,820
Income from securiting lending	28,688
Total Income	6,294,373
Expenses:
Management fee—Note 3(a)	5,071,243
Shareholder servicing costs—Note 3(b)	2,666,400
Interest expense—Note 2	82,785
Custodian fees—Note 3(b)	66,550
Prospectus and shareholders’ reports	39,876
Professional fees	36,993
Directors’ fees and expenses—Note 3(c)	10,326
Registration fees	9,933
Loan commitment fees—Note 2	238
Miscellaneous	16,670
Total Expenses	8,001,014
Investment (Loss)—Net	(1,706,641)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	65,463,648
Net unrealized appreciation (depreciation) on investments	51,590,373
Net Realized and Unrealized Gain (Loss) on Investments	117,054,021
Net Increase in Net Assets Resulting from Operations	115,347,380

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	(1,706,641)	(5,371,867)
Net realized gain (loss) on investments	65,463,648	206,732,784
Net unrealized appreciation
(depreciation) on investments	51,590,373	72,778,727
Net Increase (Decrease) in Net Assets
Resulting from Operations	115,347,380	274,139,644

Dividends to Shareholders from ($):
Net realized gain on investments	(137,727,929)	—

Capital Stock Transactions ($):
Net proceeds from shares sold	206,099,900	343,010,935
Dividends reinvested	135,734,520	—
Cost of shares redeemed	(408,913,674)	(383,120,536)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(67,079,254)	(40,109,601)
Total Increase (Decrease) in Net Assets	(89,459,803)	234,030,043

Net Assets ($):
Beginning of Period	1,413,909,622	1,179,879,579
End of Period	1,324,449,819	1,413,909,622
Undistributed investment income (loss)—net	(1,679,837)	26,804

Capital Share Transactions (Shares):
Shares sold	6,118,630	10,632,399
Shares issued for dividends reinvested	4,280,322	—
Shares redeemed	(12,366,789)	(12,324,711)
Net Increase (Decrease) in Shares Outstanding	(1,967,837)	(1,692,312)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2006		Year Ended August 31,

	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	33.98	27.25	23.85	17.58	26.33	28.11
Investment Operations:
Investment (loss)—net [a]	(.04)	(.13)	(.10)	(.08)	(.12)	(.06)
Net realized and
unrealized gain (loss)
on investments	2.85	6.86	3.50	6.35	(6.92)	1.56
Total from
Investment Operations	2.81	6.73	3.40	6.27	(7.04)	1.50
Distributions:
Dividends from net
realized gain
on investments	(3.38)	—	—	—	(1.71)	(3.28)
Net asset value,
end of period	33.41	33.98	27.25	23.85	17.58	26.33

Total Return (%)	8.80[b]	24.70	14.26	35.67	(28.81)	7.02

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.59[b]	1.16	1.18	1.35	1.20	1.15
Ratio of net investment
(loss) to average
net assets	(.13)[b]	(.42)	(.37)	(.43)	(.51)	(.20)
Portfolio Turnover Rate	78.35[b]	128.55	145.33	158.01	177.31	191.89

Net Assets,
end of period
($ x 1,000) 1,324,450		1,413,910	1,179,880	1,005,534	800,269	1,136,242

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Value Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

On March 7, 2006, the Board of Directors approved a change of the Company name from “Dreyfus Growth and Value Funds, Inc.” to “Dreyfus Advantage Funds, Inc.” This change became effective March 15, 2006.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

16

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

18

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2006 was approximately $3,698,800 with a related weighted average annualized interest rate of 4.51% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ended February 28, 2006, the fund was charged $1,690,414 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $116,938 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $66,550 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $763,876, shareholder services plan fees $254,625, custodian fees $24,872, chief compliance officer fees $1,592 and transfer agency per account fees $49,524.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended February 28, 2006, redemption fees charged and retained by the fund amounted to $0.

20

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $1,064,118,563 and $1,313,394,012, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $158,859,112, consisting of $177,007,521 gross unrealized appreciation and $18,148,409 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 21

For More	Information

Dreyfus	Transfer Agent &
Midcap Value Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	April 28, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 28, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)